             Mutual Funds                       [PHOTO OF "EDUCATION"
             for People                          SIGN ON STONE WALL
             Who Pay                             APPEARS HERE]
             Taxes/(R)/

Annual Report August 31, 1998
                                                                        Alabama

                                EATON VANCE                            Arkansas
[NIGHT TIME PHOTO OF
 TRAFFIC ON EXPRESSWAY          MUNICIPALS                              Georgia
 APPEARS HERE]
                                  TRUST                                Kentucky

                                                                      Louisiana
[PHOTO OF SUSPENSION
 BRIDGE APPEARS HERE]                                                  Maryland

                                                                       Missouri

                                                                 North Carolina

                                                                         Oregon

                                                                 South Carolina

                                                                      Tennessee

                                                                       Virginia

Eaton Vance Municipals Funds as of August 31, 1998

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
President

The municipal bond market has posted solid returns in 1998 in an economy characterized by slower growth and continued low inflation. First quarter GDP rose a robust 5.5% annualized rate, but was followed by a more moderate 1.6% pace in the second quarter as U.S. companies felt the effects of Asian economic weakness. Meanwhile, the annualized inflation rate has declined to around 1%. While there has been some pressure on wages and benefit costs, commodity prices have continued to decline dramatically due to a slowing world economy and slackening demand. As a consequence, the Federal Reserve maintained a stable interest rate policy (until September 29, when the Federal Funds rate was lowered to 5.25%). Against that backdrop, municipal bonds have turned in positive returns, with the Lehman Brothers Municipal Bond Index* - an unmanaged index of municipal bonds - rising 8.6% during the year ended August 31, 1998.

After a generation of deficit spending, the federal budget will register a surplus in fiscal year 1998.

Bolstered by rising tax receipts, falling interest costs, and a renewed fiscal discipline on the part of policy makers, the federal budget will register a surplus this year for the first time in a generation. The surplus will likely result in lower Treasury bond issuance in coming years, which should greatly improve the outlook for interest rates.

With refundings producing heavy municipal supply, municipal bonds now offer unusually good value.

The past twelve months have been characterized by a continued wave of refundings, as municipal issuers have redeemed high-coupon older bonds and replaced them with lower-coupon bonds. The surge in supply has restrained the performance of municipals relative to Treasury bonds. As a result, municipal yields represented 96% of Treasury yields at August 31, according to Bloomberg, L.P. That ratio is very high by historical standards and suggests that municipals may represent uncommonly good value. That is an important consideration, especially given the recently overvalued status of some other asset classes.

--------------------------------------------------------------------------------
                           [BAR CHART APPEARS HERE]

30-Year AAA-rated General Obligation (GO) Bond*         5.09%
Taxable equivalent yield in 36% tax bracket             7.95%
30 Year Treasury bond                                   5.27%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

* GO yields are a compilation of a representative variety of general obligations and are not numerically representative of the Fund's yield. Statistics as of August 31, 1998.

Past performance is no guarantee of future results

Source: Bloomberg L.P.
--------------------------------------------------------------------------------

Following an extraordinary three-year run of 20%-plus annual returns, the stock market has entered a period of severe volatility. Moreover, the slowdown in Asia and the economic uncertainty in emerging markets like Russia have clouded the outlook for corporate profits, while prompting many investors to diversify their portfolios further with bond investments. Given their attractive valuations relative to other fixed-income vehicles, municipals are receiving increased attention. And, of course, municipal bonds remain a good way to lower one's income tax burden. For those reasons, we believe that municipals continue to merit strong consideration from tax-conscious investors.


                                       Sincerely,

                                       /s/ Thomas J. Fetter,

                                       Thomas J. Fetter,
                                       President
                                       October 9, 1998


* It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Alabama Municipals Fund as of August 31, 1998

INVESTMENT UPDATE

[PHOTO OF WILLIAM H. AHERN APPEARS HERE]
William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    Economic growth in Alabama continued in 1998, though more slowly than it has in recent years. Annual gross state product (GSP) growth estimates were revised downward for 1998, from 3.1% to 2.6%, due to the impact of the General Motors strike on Delphi plants, as well as the Japanese recession.

 .    At 5.4%, per capita personal income is still below national levels, but has been on the rise, thanks in part to a diversifying economic base. The past decade has seen a shift from the traditional manufacturing and agricultural sectors to high-tech, health care, and business services. Unemployment as of August 1998 was 3.7%.

Management Update
--------------------------------------------------------------------------------

 .    A relatively quiet municipals market this year allowed management the opportunity to focus on structure, including strengthening call characteristics. The primary structural goal is to effect a balance between discount bonds with appreciation potential and premium bonds for income, while avoiding current coupons.

 .    The Portfolio contains a number of industrial development bonds. The proceeds of such bonds are used to finance projects, including utilities, airport terminals and pollution control facilities for industry.

 .    Alabama has a very low rate of new credit issuance. Because management invests whenever possible in non-rated and lower-rated investment grade issues, we include credits from Puerto Rico in the portfolio. They are attractive for their call protection and liquidity, which can often offer higher returns.

The Fund
--------------------------------------------------------------------------------

 .    For the year ended August 31, 1998, the Fund's Class A and Class B shares had total returns of 7.0% and 6.2%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.04 on August 31, 1998 from $9.86 on August 31, 1997, and the reinvestment of $0.494 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $11.04 from $10.85, and the reinvestment of $0.467 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on August 31, 1998 of
     $10.04 per share for Class A and $11.04 for Class B, distribution rates were 4.92% and 4.21%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at August 31 were 3.97% and
     3.39%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------
                                                          [GRAPHIC APPEARS HERE]
     The Board of Trustees of Alabama
     Agricultural and Mechanical University
     Revenue Bonds - Series 1998

 .    This bond issue helped refund the financing of improvements to the Living/
     Learning Center, a 500-bed student center at Alabama A&M University.

 .    Located in Huntsville, A&M was founded in 1875 and has evolved into a large, modern university with six undergraduate colleges.

/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares./2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax and state income tax./3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value./4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result./5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5%- 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1998

Performance/5/                                        Class A           Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                7.0%              6.2%
Five Years                                              N.A.              4.9
Life of Fund+                                           5.1               6.6

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                1.9%              1.2%
Five Years                                              N.A.              4.5
Life of Fund+                                           4.0               6.6

+ Inception date: Class A: 12/7/93; Class B: 5/1/92

Comparison of Change in Value of a $10,000 Investment of Eaton Vance Alabama Municipals Fund, Class B vs. Lehman Brothers Municipal Bond Index*

                           [LINE CHART APPEARS HERE]

                Date         Fund/NAV        LMBI
              --------       --------      -------
               5/31/92       $10,000       $10,000
               6/30/92       $10,225       $10,168
               7/31/92       $10,685       $10,473
               8/31/92       $10,438       $10,370
               9/30/92       $10,476       $10,438
              10/31/92       $10,231       $10,336
              11/30/92       $10,571       $10,521
              12/31/92       $10,702       $10,628
               1/31/93       $10,806       $10,752
               2/28/93       $11,255       $11,141
               3/31/93       $11,094       $11,023
               4/30/93       $11,229       $11,134
               5/31/93       $11,294       $11,197
               6/30/93       $11,469       $11,384
               7/31/93       $11,466       $11,398
               8/31/93       $11,722       $11,636
               9/30/93       $11,847       $11,769
              10/31/93       $11,875       $11,791
              11/30/93       $11,733       $11,687
              12/31/93       $12,032       $11,934
               1/31/94       $12,152       $12,070
               2/28/94       $11,806       $11,758
               3/31/94       $11,150       $11,279
               4/30/94       $11,223       $11,374
               5/31/94       $11,330       $11,473
               6/30/94       $11,212       $11,406
               7/31/94       $11,474       $11,612
               8/31/94       $11,470       $11,652
               9/30/94       $11,263       $11,481
              10/31/94       $10,977       $11,277
              11/30/94       $10,709       $11,073
              12/31/94       $11,061       $11,317
               1/31/95       $11,476       $11,641
               2/28/95       $11,854       $11,979
               3/31/95       $11,954       $12,117
               4/30/95       $11,945       $12,131
               5/31/95       $12,301       $12,518
               6/30/95       $12,092       $12,409
               7/31/95       $12,176       $12,526
               8/31/95       $12,317       $12,685
               9/30/95       $12,353       $12,765
              10/31/95       $12,591       $12,951
              11/30/95       $12,830       $13,166
              12/31/95       $12,961       $13,292
               1/31/96       $13,035       $13,393
               2/28/96       $12,891       $13,302
               3/31/96       $12,696       $13,132
               4/30/96       $12,686       $13,095
               5/31/96       $12,697       $13,090
               6/30/96       $12,822       $13,233
               7/31/96       $12,928       $13,353
               8/31/96       $12,914       $13,350
               9/30/96       $13,112       $13,536
              10/31/96       $13,195       $13,689
              11/30/96       $13,381       $13,940
              12/31/96       $13,343       $13,881
               1/31/97       $13,379       $13,907
               2/28/97       $13,521       $14,035
               3/31/97       $13,337       $13,848
               4/30/97       $13,460       $13,964
               5/31/97       $13,661       $14,174
               6/30/97       $13,777       $14,325
               7/31/97       $14,132       $14,722
               8/31/97       $13,990       $14,584
               9/30/97       $14,118       $14,757
              10/31/97       $14,168       $14,852
              11/30/97       $14,249       $14,939
              12/31/97       $14,439       $15,157
               1/31/98       $14,568       $15,313
               2/28/98       $14,584       $15,318
               3/31/98       $14,576       $15,332
               4/30/98       $14,494       $15,262
               5/31/98       $14,598       $15,504
               6/30/98       $14,637       $15,565
               7/31/98       $14,662       $15,604
               8/31/98       $14,853       $15,845

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 5/01/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,613 on August 31, 1998; $12,015, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.51% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Arkansas Municipals Fund as of August 31, 1998

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    The Arkansas economy performed slightly above expectations in the first half of 1998. Revised gross state product (GSP) projections of 3% reflect above-average real growth. Unemployment was 4.5% for the month of August, versus 5.3% a year ago. Total wage and salary gains were expected to increase in 1998, exceeding the past two years.

 .    Farm income is being negatively affected by both the Asian financial crisis and weakened commodity prices in the first half of 1998. Recovery is expected to continue slowly, aided by federal assistance and general market improvement.

 .    Manufacturing continued its mixed performance, exhibiting a decline in the apparel and footwear industries, while food processing and industrial machinery were on the rise. The forecast is for modest manufacturing losses in 1999.

Management Update
--------------------------------------------------------------------------------

 .    Despite some volatility in the bond market, the Portfolio achieved favorable returns overall by trying to limit turnover in the portfolio. We sought to minimize capital gains for shareholders through structural plays and research.

 .    We purchased some Arkansas zero-coupon general obligation bonds to provide upside potential and to complement the higher coupon bonds in the portfolio. We're starting to move out of the lower credits and increase the portfolio's average rating.

 .    Arkansas is a low-issuance state, so also in the Portfolio are higher-yielding and non-rated credits from Puerto Rico, which can offer good call protection and liquidity.

The Fund
--------------------------------------------------------------------------------

 .    For the year ended August 31, 1998, the Fund's Class A and Class B shares had total returns of 8.0% and 7.2%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.07 on August 31, 1998 from $9.81 on August 31, 1997, and the reinvestment of $0.504 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $10.80 from $10.51, and the reinvestment of $0.453 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on August 31, 1998 of
     $10.07 per share for Class A and $10.80 for Class B, distribution rates were 5.00% and 4.17%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at August 31 were 4.39% and
     3.75%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------
                                                          [GRAPHIC APPEARS HERE]
     Little River County, Arkansas Refunding
     Revenue Bonds - Georgia-Pacific Corp.

 .    This bond partly refunds a prior issue that financed the construction and improvement of pollution control facilities for solid waste disposal at the Georgia-Pacific plant near Ashdown.

 .    The bond will also help to refund all other Solid Waste Disposal Bonds in
     Little River County, including the Nekoosa Papers, Inc. project.

--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares./2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax and state income tax./3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value./4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result./5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5%- 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1998

Performance/5/                                        Class A           Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                8.0%              7.2%
Five Years                                              N.A.              4.7
Life of Fund+                                           5.2               6.2

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                2.8%              2.2%
Five Years                                              N.A.              4.4
Life of Fund+                                           4.1               6.1

+ Inception date: Class A: 2/9/94; Class B: 10/2/92

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Arkansas Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

                           [LINE CHART APPEARS HERE]

                Date             Fund/NAV         Fund/CDSC            LMBI
              --------           --------         ---------          -------
              10/31/92           $10,000              -              $10,000
              11/30/92           $10,331              -              $10,179
              12/31/92           $10,482              -              $10,283
               1/31/93           $10,648              -              $10,403
               2/28/93           $11,130              -              $10,779
               3/31/93           $11,008              -              $10,665
               4/30/93           $11,124              -              $10,773
               5/31/93           $11,199              -              $10,833
               6/30/93           $11,387              -              $11,014
               7/31/93           $11,396              -              $11,028
               8/31/93           $11,633              -              $11,258
               9/30/93           $11,770              -              $11,386
              10/31/93           $11,766              -              $11,408
              11/30/93           $11,645              -              $11,308
              12/31/93           $11,925              -              $11,546
               1/31/94           $12,078              -              $11,678
               2/28/94           $11,730              -              $11,376
               3/31/94           $11,035              -              $10,913
               4/30/94           $11,162              -              $11,005
               5/31/94           $11,291              -              $11,100
               6/30/94           $11,181              -              $11,036
               7/31/94           $11,433              -              $11,235
               8/31/94           $11,472              -              $11,274
               9/30/94           $11,262              -              $11,108
              10/31/94           $10,950              -              $10,911
              11/30/94           $10,610              -              $10,714
              12/31/94           $10,930              -              $10,950
               1/31/95           $11,324              -              $11,263
               2/28/95           $11,716              -              $11,590
               3/31/95           $11,816              -              $11,723
               4/30/95           $11,806              -              $11,737
               5/31/95           $12,141              -              $12,112
               6/30/95           $11,942              -              $12,006
               7/31/95           $12,038              -              $12,119
               8/31/95           $12,179              -              $12,273
               9/30/95           $12,263              -              $12,351
              10/31/95           $12,478              -              $12,530
              11/30/95           $12,717              -              $12,739
              12/31/95           $12,862              -              $12,861
               1/31/96           $12,911              -              $12,958
               2/28/96           $12,754              -              $12,870
               3/31/96           $12,545              -              $12,706
               4/30/96           $12,509              -              $12,670
               5/31/96           $12,484              -              $12,665
               6/30/96           $12,596              -              $12,803
               7/31/96           $12,700              -              $12,919
               8/31/96           $12,673              -              $12,916
               9/30/96           $12,858              -              $13,097
              10/31/96           $12,940              -              $13,245
              11/30/96           $13,126              -              $13,487
              12/31/96           $13,086              -              $13,430
               1/31/97           $13,083              -              $13,456
               2/28/97           $13,199              -              $13,579
               3/31/97           $13,050              -              $13,398
               4/30/97           $13,147              -              $13,510
               5/31/97           $13,322              -              $13,714
               6/30/97           $13,450              -              $13,860
               7/31/97           $13,754              -              $14,244
               8/31/97           $13,649              -              $14,110
               9/30/97           $13,789              -              $14,277
              10/31/97           $13,864              -              $14,370
              11/30/97           $13,943              -              $14,454
              12/31/97           $14,133              -              $14,665
               1/31/98           $14,236              -              $14,816
               2/28/98           $14,263              -              $14,821
               3/31/98           $14,267              -              $14,834
               4/30/98           $14,197              -              $14,767
               5/31/98           $14,393              -              $15,000
               6/30/98           $14,417              -              $15,060
               7/31/98           $14,427              -              $15,097
               8/31/98           $14,630        $14,530              $15,331

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 10/02/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 2/28/94 at net asset value would have grown to $12,637 on August 31, 1998; $12,034, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.57% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Georgia Municipals Fund as of August 31, 1998

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    Georgia continues to exhibit economic growth, but like other states, at a slower rate in 1998. Forecasts call for real gross state product growth of 3.1%, lower than in 1997, but still higher than national gross domestic product. An above-average rise in per capita total personal income will help Georgia move closer to U.S. averages.

 .    Georgia's population is growing at twice the national rate, attributable to an influx of both new workers and retirees. This combination helps keep wages stable, while increasing demand for goods and services. The unemployment rate as of August was 4.1%, down from 4.5% the previous year.

 .    The service sector continues to be the hottest growth area. Despite recent slowdowns, the retail sector remains relatively robust, with Atlanta one of the healthiest retail markets in the U.S.

Management Discussion
--------------------------------------------------------------------------------

 .    The Portfolio strives to maintain a balanced, "barbell" approach:high-
     coupon bonds for income and lower coupons to add upside trading potential. To increase call protection, we have been investing in non-callable bonds.

 .    Management made selective changes in the Fund, concentrating on relative value and making adjustments to increase upside trading potential.

 .    Long-term municipal issuance for Georgia continued to be fairly low. As a result, we focused our efforts in sectors where issuance was higher, such as the hospital sector, selectively investing for good relative value.

The Fund
--------------------------------------------------------------------------------

 .    For the year ended August 31, 1998, the Fund's Class A and Class B shares had total returns of 7.8% and 7.0%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.73 on August 31, 1998 from $9.50 on August 31, 1997, and the reinvestment of $0.491 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $10.38 from $10.14, and the reinvestment of $0.457 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on August 31, 1998 of
     $9.73 per share for Class A and $10.38 for Class B, distribution rates were 5.05% and 4.38%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at August 31 were 4.32% and
     3.79%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------
                                                          [GRAPHIC APPEARS HERE]
     Catholic Health East Revenue Bonds -
     Fulco Hospital - Series 1998A

 .    This composite bond was used to refinance bonds issued by affiliates of
     Catholic Health East, a Pennsylvania non-profit health care system. Fulco Hospital in Fulton County is one of these affiliates.

 .    Catholic Health East system affiliates own and operate health care facilities including acute care hospitals, long-term care facilities, and skilled nursing facilities.
--------------------------------------------------------------------------------

/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares./2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax and state income tax./3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value./4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result./5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5%- 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1998

Performance/5/                                        Class A           Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                7.8%              7.0%
Five Years                                              N.A.              4.3
Life of Fund+                                           4.5               5.8

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                2.7%              2.0%
Five Years                                              N.A.              4.0
Life of Fund+                                           3.4               5.8

+ Inception date: Class A: 12/7/93; Class B: 12/23/91

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Georgia Municipals Fund, Class B vs. Lehman Brothers Municipal Bond Index*

                           [LINE CHART APPEARS HERE]

                Date           Fund/NAV           LMBI
              --------         --------         -------
              12/31/91         $10,000          $10,000
               1/31/92          $9,880          $10,023
               2/28/92          $9,908          $10,026
               3/31/92          $9,886          $10,030
               4/30/92          $9,968          $10,119
               5/31/92         $10,154          $10,238
               6/30/92         $10,374          $10,410
               7/31/92         $10,799          $10,722
               8/31/92         $10,587          $10,618
               9/30/92         $10,585          $10,687
              10/31/92         $10,281          $10,582
              11/30/92         $10,622          $10,772
              12/31/92         $10,751          $10,882
               1/31/93         $10,859          $11,008
               2/28/93         $11,366          $11,406
               3/31/93         $11,155          $11,286
               4/30/93         $11,306          $11,399
               5/31/93         $11,361          $11,463
               6/30/93         $11,553          $11,655
               7/31/93         $11,505          $11,670
               8/31/93         $11,780          $11,913
               9/30/93         $11,919          $12,049
              10/31/93         $11,913          $12,072
              11/30/93         $11,786          $11,966
              12/31/93         $12,054          $12,218
               1/31/94         $12,187          $12,358
               2/28/94         $11,837          $12,038
               3/31/94         $11,198          $11,547
               4/30/94         $11,259          $11,646
               5/31/94         $11,309          $11,746
               6/30/94         $11,194          $11,678
               7/31/94         $11,417          $11,889
               8/31/94         $11,433          $11,930
               9/30/94         $11,237          $11,755
              10/31/94         $10,937          $11,546
              11/30/94         $10,608          $11,337
              12/31/94         $10,901          $11,587
               1/31/95         $11,269          $11,918
               2/28/95         $11,612          $12,265
               3/31/95         $11,726          $12,406
               4/30/95         $11,703          $12,420
               5/31/95         $11,998          $12,816
               6/30/95         $11,802          $12,704
               7/31/95         $11,838          $12,825
               8/31/95         $11,993          $12,987
               9/30/95         $12,089          $13,069
              10/31/95         $12,309          $13,259
              11/30/95         $12,553          $13,480
              12/31/95         $12,687          $13,609
               1/31/96         $12,748          $13,712
               2/28/96         $12,595          $13,619
               3/31/96         $12,390          $13,445
               4/30/96         $12,351          $13,407
               5/31/96         $12,347          $13,402
               6/30/96         $12,476          $13,548
               7/31/96         $12,584          $13,671
               8/31/96         $12,582          $13,668
               9/30/96         $12,787          $13,859
              10/31/96         $12,885          $14,015
              11/30/96         $13,103          $14,272
              12/31/96         $13,049          $14,212
               1/31/97         $13,033          $14,239
               2/28/97         $13,180          $14,369
               3/31/97         $13,013          $14,178
               4/30/97         $13,127          $14,297
               5/31/97         $13,296          $14,512
               6/30/97         $13,375          $14,666
               7/31/97         $13,743          $15,073
               8/31/97         $13,608          $14,931
               9/30/97         $13,767          $15,108
              10/31/97         $13,845          $15,206
              11/30/97         $13,914          $15,295
              12/31/97         $14,124          $15,518
               1/31/98         $14,258          $15,678
               2/28/98         $14,246          $15,683
               3/31/98         $14,210          $15,697
               4/30/98         $14,109          $15,626
               5/31/98         $14,341          $15,873
               6/30/98         $14,352          $15,936
               7/31/98         $14,363          $15,976
               8/31/98         $14,560          $16,223

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/23/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,310 on August 31, 1998; $11,725, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.86% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Kentucky Municipals Fund as of August 31, 1998
----------------------------------------------------------

Investment Update
[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    Steady but moderate growth was forecast for the Kentucky economy in 1998.
     Gross state product was expected to rise by a moderate 2.8%, with similar rates projected for the next three years.

 .    Kentucky's major industry groups, with the exception of mining, are expected to add employment through 1999. The biggest growth sectors are again projected to be services and retail trade, and total employment should grow an average of nearly 2.6% for the next 3 years.

 .    Economists anticipate that growth in Kentucky will decelerate through 1999 and 2000, though it will outpace the U.S. economy for most employment and income measures. Population growth will probably grow at about 2.6%, lagging the national average.

Management Update
--------------------------------------------------------------------------------

 .    Management's goal this year was to make structural changes to the
     Portfolio. The ongoing aim of such changes is to achieve the "barbell"structure, in which high and low coupon bonds are balanced to provide both income and total return.

 .    Management added more upside trading potential to the Portfolio by increasing the number of lower-coupon bonds, which have performed especially well when interest rates decline.

 .    The Portfolio also continued its ongoing effort to improve call protection by swapping out of shorter call bonds in favor of longer call bonds.

The Fund
--------------------------------------------------------------------------------

 .    For the year ended August 31, 1998, the Fund's Class A and Class B shares had total returns of 7.7% and 7.0%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.91 on August 31, 1998 from $9.68 on August 31, 1997, and the reinvestment of $0.502 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $10.66 from $10.41, and the reinvestment of $0.463 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on August 31, 1998 of
     $9.91 per share for Class A and $10.66 for Class B, distribution rates were 5.07% and 4.32%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at August 31 were 4.07% and
     3.55%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------
                                                          [GRAPHIC APPEARS HERE]
     Kentucky Economic Development Finance
     Authority Medical Center Revenue Bonds
     King's Daughters' Medical Center Project

 .    The proceeds from these bonds were used to help finance major improvements and renovations at the King's Daughters' Medical Center, in Ashland, the largest hospital in the area.

 .    The Center was founded in 1899, and is currently a 340-licensed bed, acute care regional referral center serving a population of over a quarter of a million people.

--------------------------------------------------------------------------------

/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares./2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax and state income tax./3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value./4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result./5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5%-1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1998

Performance/5/                                        Class A           Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                7.7%              7.0%
Five Years                                              N.A.              4.8
Life of Fund+                                           5.0               6.2

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                2.6%              2.0%
Five Years                                              N.A.              4.5
Life of Fund+                                           3.9               6.2

+ Inception date: Class A: 12/7/93; Class B: 12/23/91

Comparison of Change in Value of a $10,000 investment in Eaton Vance Kentucky Municipals Fund, Class B vs. Lehman Brothers Municipal Bond Index*

                           [LINE CHART APPEARS HERE]

Eaton Vance Kentucky Municipals Fund, Class B vs.
Lehman Brothers Municipal Bond Index*


                Date        Fund/NAV         LMBI
              --------      --------       -------
              12/31/91      $10,000        $10,000
               1/31/92       $9,840        $10,023
               2/28/92       $9,919        $10,026
               3/31/92       $9,863        $10,030
               4/30/92       $9,976        $10,119
               5/31/92      $10,160        $10,238
               6/30/92      $10,359        $10,410
               7/31/92      $10,761        $10,722
               8/31/92      $10,527        $10,618
               9/30/92      $10,545        $10,687
              10/31/92      $10,261        $10,582
              11/30/92      $10,611        $10,772
              12/31/92      $10,726        $10,882
               1/31/93      $10,843        $11,008
               2/28/93      $11,328        $11,406
               3/31/93      $11,150        $11,286
               4/30/93      $11,300        $11,399
               5/31/93      $11,377        $11,463
               6/30/93      $11,589        $11,655
               7/31/93      $11,563        $11,670
               8/31/93      $11,782        $11,913
               9/30/93      $11,921        $12,049
              10/31/93      $11,938        $12,072
              11/30/93      $11,802        $11,966
              12/31/93      $12,080        $12,218
               1/31/94      $12,203        $12,358
               2/28/94      $11,832        $12,038
               3/31/94      $11,172        $11,547
               4/30/94      $11,246        $11,646
               5/31/94      $11,343        $11,746
               6/30/94      $11,207        $11,678
               7/31/94      $11,454        $11,889
               8/31/94      $11,471        $11,930
               9/30/94      $11,231        $11,755
              10/31/94      $10,921        $11,546
              11/30/94      $10,641        $11,337
              12/31/94      $10,958        $11,587
               1/31/95      $11,387        $11,918
               2/28/95      $11,756        $12,265
               3/31/95      $11,858        $12,406
               4/30/95      $11,849        $12,420
               5/31/95      $12,218        $12,816
               6/30/95      $11,999        $12,704
               7/31/95      $12,073        $12,825
               8/31/95      $12,229        $12,987
               9/30/95      $12,302        $13,069
              10/31/95      $12,535        $13,259
              11/30/95      $12,792        $13,480
              12/31/95      $12,927        $13,609
               1/31/96      $12,976        $13,712
               2/28/96      $12,812        $13,619
               3/31/96      $12,646        $13,445
               4/30/96      $12,608        $13,407
               5/31/96      $12,605        $13,402
               6/30/96      $12,746        $13,548
               7/31/96      $12,815        $13,671
               8/31/96      $12,774        $13,668
               9/30/96      $12,965        $13,859
              10/31/96      $13,076        $14,015
              11/30/96      $13,254        $14,272
              12/31/96      $13,239        $14,212
               1/31/97      $13,274        $14,239
               2/28/97      $13,407        $14,369
               3/31/97      $13,267        $14,178
               4/30/97      $13,354        $14,297
               5/31/97      $13,534        $14,512
               6/30/97      $13,679        $14,666
               7/31/97      $14,034        $15,073
               8/31/97      $13,939        $14,931
               9/30/97      $14,072        $15,108
              10/31/97      $14,150        $15,206
              11/30/97      $14,233        $15,295
              12/31/97      $14,416        $15,518
               1/31/98      $14,523        $15,678
               2/28/98      $14,553        $15,683
               3/31/98      $14,585        $15,697
               4/30/98      $14,500        $15,626
               5/31/98      $14,690        $15,873
               6/30/98      $14,716        $15,936
               7/31/98      $14,741        $15,976
               8/31/98      $14,910        $16,223

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/23/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,574 on August 31, 1998; $11,976, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.89% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Louisiana Municipals Fund as of August 31, 1998

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    Louisiana's resource-driven economy continues to grow at a very modest rate as a result of the depressed oil and gas industries. Though the state has attempted to diversify from these industries somewhat, Louisiana's economy is still not as strong as those of most other states.

 .    A further hindrance is the state property tax, which applies only to properties valued above $75,000. This exempts a great deal of potential revenue, and makes the state reliant on variable taxes.

 .    On a positive note, Louisiana's economic outlook has improved in several ways: state government employment, Medicaid spending, and debt burden have all been brought under better control.

Management Update
--------------------------------------------------------------------------------

 .    Credit ratings have tended to be lower in Louisiana because of problems in the economy. Industries such as paper, oil, and gas, which could be bolstering the state economy, were in a slump. We have been swapping out of a number of these industrial revenue bonds and into higher quality securities to bring more diversity.

 .    We have also been increasing our call protection in the Portfolio by upgrading as much as possible to include longer-call bonds.

 .    The Portfolio has an AA average rating, due in part to its holdings in insured paper. The Portfolio has a fairly high percentage of insured bonds,+ at about 32%, which offsets some of the lower-quality, high-yielding paper.

The Fund
--------------------------------------------------------------------------------

 .    For the year ended August 31, 1998, the Fund's Class A and Class B shares had total returns of 8.1% and 7.4%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.99 on August 31, 1998 from $9.75 on August 31, 1997, and the reinvestment of $0.534 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $10.57 from $10.31, and the reinvestment of $0.485 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on August 31, 1998 of
     $9.99 per share for Class A and $10.57 for Class B, distribution rates were 5.35% and 4.56%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at August 31 were 4.64% and
     4.12%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------
                                                          [GRAPHIC APPEARS HERE]
     State of Louisiana - Louisiana Offshore
     Terminal Authority

 .    These bonds provide revenues for the Authority, which helps licensees finance deepwater ports and terminal accommodations for oil tankers.

 .    The Port Complex provides off-loading facilities for oil tankers and onshore oil storage sites; it has an average daily throughput of 1.0 to 1.2 million barrels of oil.
--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares./2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax and state income tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value./4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result./5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. +Private insurance does not decrease the risk of loss of principal associated with this investment. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1998

Performance/5/                                        Class A           Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                8.1%              7.4%
Five Years                                              N.A.              4.4
Life of Fund+                                           5.4               6.3

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                3.0%              2.4%
Five Years                                              N.A.              4.1
Life of Fund+                                           4.3               6.2

+ Inception date: Class A: 2/14/94; Class B: 10/2/92

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Louisiana Municipals Fund, Class B vs. Lehman Brothers Municipal Bond Index*

                           [LINE CHART APPEARS HERE]

                Date            Fund/NAV        Fund/CDSC          LMBI
              --------          -------         ---------        -------
              10/31/92          $10,000              -           $10,000
              11/30/92          $10,439              -           $10,179
              12/31/92          $10,601              -           $10,283
               1/31/93          $10,778              -           $10,403
               2/28/93          $11,303              -           $10,779
               3/31/93          $11,160              -           $10,665
               4/30/93          $11,307              -           $10,773
               5/31/93          $11,382              -           $10,833
               6/30/93          $11,613              -           $11,014
               7/31/93          $11,578              -           $11,028
               8/31/93          $11,881              -           $11,258
               9/30/93          $12,051              -           $11,386
              10/31/93          $12,047              -           $11,408
              11/30/93          $11,905              -           $11,308
              12/31/93          $12,219              -           $11,546
               1/31/94          $12,364              -           $11,678
               2/28/94          $11,912              -           $11,376
               3/31/94          $11,165              -           $10,913
               4/30/94          $11,264              -           $11,005
               5/31/94          $11,409              -           $11,100
               6/30/94          $11,267              -           $11,036
               7/31/94          $11,514              -           $11,235
               8/31/94          $11,501              -           $11,274
               9/30/94          $11,268              -           $11,108
              10/31/94          $10,954              -           $10,911
              11/30/94          $10,647              -           $10,714
              12/31/94          $10,963              -           $10,950
               1/31/95          $11,378              -           $11,263
               2/28/95          $11,767              -           $11,590
               3/31/95          $11,848              -           $11,723
               4/30/95          $11,817              -           $11,737
               5/31/95          $12,065              -           $12,112
               6/30/95          $11,864              -           $12,006
               7/31/95          $11,952              -           $12,119
               8/31/95          $12,085              -           $12,273
               9/30/95          $12,172              -           $12,351
              10/31/95          $12,393              -           $12,530
              11/30/95          $12,613              -           $12,739
              12/31/95          $12,762              -           $12,861
               1/31/96          $12,777              -           $12,958
               2/28/96          $12,580              -           $12,870
               3/31/96          $12,393              -           $12,706
               4/30/96          $12,395              -           $12,670
               5/31/96          $12,446              -           $12,665
               6/30/96          $12,564              -           $12,803
               7/31/96          $12,686              -           $12,919
               8/31/96          $12,661              -           $12,916
               9/30/96          $12,867              -           $13,097
              10/31/96          $12,993              -           $13,245
              11/30/96          $13,199              -           $13,487
              12/31/96          $13,162              -           $13,430
               1/31/97          $13,175              -           $13,456
               2/28/97          $13,284              -           $13,579
               3/31/97          $13,161              -           $13,398
               4/30/97          $13,238              -           $13,510
               5/31/97          $13,382              -           $13,714
               6/30/97          $13,490              -           $13,860
               7/31/97          $13,858              -           $14,244
               8/31/97          $13,740              -           $14,110
               9/30/97          $13,861              -           $14,277
              10/31/97          $13,968              -           $14,370
              11/30/97          $14,067              -           $14,454
              12/31/97          $14,252              -           $14,665
               1/31/98          $14,321              -           $14,816
               2/28/98          $14,325              -           $14,821
               3/31/98          $14,360              -           $14,834
               4/30/98          $14,222              -           $14,767
               5/31/98          $14,497              -           $15,000
               6/30/98          $14,484              -           $15,060
               7/31/98          $14,497              -           $15,097
               8/31/98          $14,753        $14,653           $15,331

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 10/02/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 2/28/94 at net asset value would have grown to $12,761 on August 31, 1998; $12,151, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.86% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Maryland Municipals Fund as of August 31, 1998

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    Maryland's stable outlook is a reflection of its sound financial performance, prudent debt management, revived economic growth, and well-diversified economy. The unemployment rate as of August 1998 was 4.7%, a decrease from over 5.0% a year ago.

 .    Per capita personal income still ranks sixth in the U.S. at 113.2% of the national average. Housing permits increased 22.7% from July 1997 to July 1998.

 .    Maryland's state finances are strong going into 1999. The 1999 budget is
     $16.6 billion, to be spent in part on education, children's health initiatives, and the year 2000 computer problem. The 1999 budget estimates a general fund surplus of $14.5 million.

Management Update
--------------------------------------------------------------------------------

 .    With most investment activity focused on other assets this year, lower demand for municipals led to historically attractive yield ratios. This environment allowed us to minimize capital gains for shareholders while maximizing distribution rates.

 .    In general, management seeks to diversify the Portfolio by being broadly distributed across sectors, rather than investing in one particular area. We continued to invest using the "barbell" strategy, which balances discount bonds for higher yields and premium, or "cushion" bonds, for better overall returns.

 .    Maryland has had increasing school issuance, so we have been investing in a number of lower-rated schools and colleges as a way of diversifying from the hospital sector. These schools offer both attractive credits and slightly higher yields.

The Fund
--------------------------------------------------------------------------------

 .    For the year ended August 31, 1998, the Fund's Class A and Class B shares had total returns of 7.7% and 7.0%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.05 on August 31, 1998 from $9.81 on August 31, 1997, and the reinvestment of $0.498 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $10.98 from $10.71, and the reinvestment of $0.465 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on August 31, 1998 of
     $10.05 per share for Class A and $10.98 for Class B, distribution rates were 4.96% and 4.21%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at August 31 were 4.10% and
     3.58%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------
                                                          [GRAPHIC APPEARS HERE]
     City of Annapolis, Maryland, Economic
     Development Revenue Bonds -
     St. John's College Facility

 .    This bond issue is helping to advance refund an earlier series and to finance construction and acquisition of facilities at the Annapolis campus of St. John's, a four-year, co-educational liberal arts college founded in 1696.

 .    Specific improvements include:renovations to the boat-house, dormitories,
     President's House, and library; and campus-wide telephone and computer systems.
--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares./2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax and state income tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value./4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result./5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5%-1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1998

Performance/5/                                        Class A           Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                7.7%              7.0%
Five Years                                              N.A.              4.9
Life of Fund+                                           5.2               6.5

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                2.6%              2.0%
Five Years                                              N.A.              4.5
Life of Fund+                                           4.1               6.5

+ Inception date: Class A: 12/10/93; Class B: 2/3/92

Comparison of Change in Value of $10,000 Investment in Eaton Vance Maryland Municipals Fund, Class B vs. Lehman Brothers Municipal Bond Index*

                           [LINE CHART APPEARS HERE]

                Date         Fund/NAV         LMBI
               -------       --------       -------
               2/28/92       $10,000        $10,000
               3/31/92        $9,999        $10,003
               4/30/92       $10,098        $10,093
               5/31/92       $10,238        $10,212
               6/30/92       $10,432        $10,383
               7/31/92       $10,871        $10,694
               8/31/92       $10,648        $10,590
               9/30/92       $10,676        $10,659
              10/31/92       $10,320        $10,554
              11/30/92       $10,665        $10,743
              12/31/92       $10,830        $10,853
               1/31/93       $10,987        $10,979
               2/28/93       $11,434        $11,376
               3/31/93       $11,277        $11,256
               4/30/93       $11,425        $11,370
               5/31/93       $11,500        $11,433
               6/30/93       $11,721        $11,625
               7/31/93       $11,674        $11,640
               8/31/93       $11,946        $11,882
               9/30/93       $12,128        $12,018
              10/31/93       $12,134        $12,041
              11/30/93       $11,966        $11,934
              12/31/93       $12,258        $12,186
               1/31/94       $12,402        $12,326
               2/28/94       $12,003        $12,006
               3/31/94       $11,252        $11,517
               4/30/94       $11,281        $11,615
               5/31/94       $11,401        $11,716
               6/30/94       $11,279        $11,647
               7/31/94       $11,535        $11,858
               8/31/94       $11,576        $11,899
               9/30/94       $11,328        $11,724
              10/31/94       $11,011        $11,516
              11/30/94       $10,678        $11,307
              12/31/94       $11,049        $11,556
               1/31/95       $11,449        $11,887
               2/28/95       $11,894        $12,232
               3/31/95       $12,007        $12,373
               4/30/95       $11,974        $12,388
               5/31/95       $12,361        $12,783
               6/30/95       $12,087        $12,671
               7/31/95       $12,184        $12,791
               8/31/95       $12,352        $12,953
               9/30/95       $12,426        $13,035
              10/31/95       $12,682        $13,225
              11/30/95       $12,963        $13,444
              12/31/95       $13,134        $13,574
               1/31/96       $13,235        $13,676
               2/28/96       $13,051        $13,584
               3/31/96       $12,839        $13,410
               4/30/96       $12,804        $13,372
               5/31/96       $12,791        $13,367
               6/30/96       $12,919        $13,513
               7/31/96       $13,039        $13,635
               8/31/96       $13,024        $13,632
               9/30/96       $13,240        $13,822
              10/31/96       $13,337        $13,979
              11/30/96       $13,553        $14,235
              12/31/96       $13,501        $14,175
               1/31/97       $13,486        $14,201
               2/28/97       $13,618        $14,332
               3/31/97       $13,429        $14,141
               4/30/97       $13,555        $14,259
               5/31/97       $13,748        $14,474
               6/30/97       $13,879        $14,628
               7/31/97       $14,243        $15,033
               8/31/97       $14,149        $14,892
               9/30/97       $14,294        $15,069
              10/31/97       $14,371        $15,166
              11/30/97       $14,467        $15,255
              12/31/97       $14,661        $15,478
               1/31/98       $14,794        $15,637
               2/28/98       $14,782        $15,642
               3/31/98       $14,788        $15,656
               4/30/98       $14,690        $15,585
               5/31/98       $14,919        $15,832
               6/30/98       $14,931        $15,894
               7/31/98       $14,928        $15,934
               8/31/98       $15,137        $16,180

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 2/03/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in
  Class A shares on 12/31/93 at net asset value would have grown to $12,653 on August 31, 1998; $12,053, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.82% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Missouri Municipals Fund as of August 31, 1998

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    Missouri's financial standing has grown steadily over the last four years.
     Such growth is a result of strong economic performance, both nationwide and statewide, and state management's success in slowing expenditures.

 .    Employment and personal wealth continue to make positive gains.
     Unemployment was a low 4.1% as of August. Modest employment declines have occurred in manufacturing, but they have been offset by gains in the trade and service sectors. Standard & Poor's Data Research, Inc. predicts Missouri will continue its job growth, but at a lower rate, over the next 5 years.

 .    The state's fund balance, excluding constitutionally mandated tax refunds, is a robust 11% of general fund expenditures and transfers. Thanks to Missouri's strong economic performance, it is anticipating surplus operations for its fiscal year 1998.

Management Update
--------------------------------------------------------------------------------

 .    Long-term municipal issuance for Missouri has been fairly low this past year. As a result, we focused our efforts in sectors where issuance was higher, selectively investing for good relative value.

 .    We found some good opportunities in both the hospital and school district sectors. The Portfolio has added some BBB-rated hospitals, which added yield, and several of the school district bonds came with zero-coupons, which helped maintain the coupon structure.

 .    Management has also been selling out of prerefunded bonds and increasing call protection by swapping out of bonds with shorter calls into longer-call and non-callable issues.

The Fund
--------------------------------------------------------------------------------

 .    For the year ended August 31, 1998, the Fund's Class A and Class B shares had total returns of 8.6% and 7.8%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.27 on August 31, 1998 from $9.93 on August 31, 1997, and the reinvestment of $0.497 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $11.38 from $11.01, and the reinvestment of $0.474 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on August 31, 1998 of
     $10.27 per share for Class A and $11.38 for Class B, distribution rates were 4.84% and 4.14%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at August 31 were 4.25% and
     3.70%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------
                                                          [GRAPHIC APPEARS HERE]
     Francis Howell School District, St. Charles
     County, MO School Bonds

 .    The proceeds from this bond issue are financing the renovation and construction of additional school sites, buildings, and repairs, as well as the purchase of furniture and equipment.

 .    The Francis Howell School District covers 150 miles of St. Charles County, bordering the St. Louis metropolitan area. It currently maintains 7 elementary schools, 2 junior highs, and 2 high schools.
--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares./2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax and state income tax./3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result./5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1998

Performance/5/                                     Class A              Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                             8.6%                7.8%
Five Years                                           N.A.                5.2
Life of Fund+                                        5.6                 7.2

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                             3.4%                2.8%
Five Years                                           N.A.                4.9
Life of Fund+                                        4.6                 7.2

+ Inception date: Class A: 12/7/93; Class B: 5/1/92

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Missouri Municipals Fund, Class B vs. Lehman Brothers Municipal Bond Index*

                           [LINE CHART APPEARS HERE]

                Date         Fund/NAV         LMBI
               -------       --------       -------
               5/31/92       $10,000        $10,000
               6/30/92       $10,245        $10,168
               7/31/92       $10,635        $10,473
               8/31/92       $10,480        $10,370
               9/30/92       $10,528        $10,438
              10/31/92       $10,192        $10,336
              11/30/92       $10,593        $10,521
              12/31/92       $10,722        $10,628
               1/31/93       $10,857        $10,752
               2/28/93       $11,379        $11,141
               3/31/93       $11,259        $11,023
               4/30/93       $11,395        $11,134
               5/31/93       $11,481        $11,197
               6/30/93       $11,679        $11,384
               7/31/93       $11,645        $11,398
               8/31/93       $11,913        $11,636
               9/30/93       $12,071        $11,769
              10/31/93       $12,057        $11,791
              11/30/93       $11,894        $11,687
              12/31/93       $12,175        $11,934
               1/31/94       $12,317        $12,070
               2/28/94       $11,938        $11,758
               3/31/94       $11,236        $11,279
               4/30/94       $11,276        $11,374
               5/31/94       $11,395        $11,473
               6/30/94       $11,310        $11,406
               7/31/94       $11,540        $11,612
               8/31/94       $11,548        $11,652
               9/30/94       $11,307        $11,481
              10/31/94       $10,997        $11,277
              11/30/94       $10,683        $11,073
              12/31/94       $11,037        $11,317
               1/31/95       $11,477        $11,641
               2/28/95       $11,892        $11,979
               3/31/95       $11,981        $12,117
               4/30/95       $11,996        $12,131
               5/31/95       $12,425        $12,518
               6/30/95       $12,226        $12,409
               7/31/95       $12,275        $12,526
               8/31/95       $12,451        $12,685
               9/30/95       $12,523        $12,765
              10/31/95       $12,749        $12,951
              11/30/95       $13,024        $13,166
              12/31/95       $13,180        $13,292
               1/31/96       $13,266        $13,393
               2/28/96       $13,085        $13,302
               3/31/96       $12,828        $13,132
               4/30/96       $12,781        $13,095
               5/31/96       $12,780        $13,090
               6/30/96       $12,918        $13,233
               7/31/96       $13,049        $13,353
               8/31/96       $13,023        $13,350
               9/30/96       $13,248        $13,536
              10/31/96       $13,382        $13,689
              11/30/96       $13,607        $13,940
              12/31/96       $13,544        $13,881
               1/31/97       $13,543        $13,907
               2/28/97       $13,699        $14,035
               3/31/97       $13,502        $13,848
               4/30/97       $13,613        $13,964
               5/31/97       $13,829        $14,174
               6/30/97       $13,958        $14,325
               7/31/97       $14,367        $14,722
               8/31/97       $14,250        $14,584
               9/30/97       $14,380        $14,757
              10/31/97       $14,457        $14,852
              11/30/97       $14,552        $14,939
              12/31/97       $14,782        $15,157
               1/31/98       $14,913        $15,313
               2/28/98       $14,956        $15,318
               3/31/98       $14,975        $15,332
               4/30/98       $14,867        $15,262
               5/31/98       $15,105        $15,504
               6/30/98       $15,132        $15,565
               7/31/98       $15,143        $15,604
               8/31/98       $15,363        $15,845

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 5/01/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,885 on August 31, 1998; $12,275 including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.13% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance North Carolina Municipals Fund as of August 31, 1998

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    North Carolina's economy is one of the healthiest in the U.S., as well as one of the most well-diversified. Nonfarm employment rose 1.7%, or by about 60,000 jobs, between July 1997 and July 1998, while the unemployment rate remained steady at 3.6% for August 1998 from a year ago.

 .    Other economic indicators were also on the rise. North Carolina's residential building permits, an indicator of construction activity, increased by 5.1% between June 1997 and June 1998. Retail sales, a measure of consumer spending, rose 4.1% in the period from May 1997 to May 1998, versus the national average of 3.5%.

 .    The tobacco industry, historically a staple of the North Carolina economy, has slowed somewhat. The sector is still strong, thanks in part to an expanding overseas market, but over the long term will likely continue to shrink.

Management Update
--------------------------------------------------------------------------------

 .    North Carolina has a large number of high-quality bonds; its credit quality is perhaps the highest in the nation. As a result, the Portfolio is invested more heavily in AA and A-rated bonds, rather than in insured AAA credits, to increase the overall yield.

 .    Healthcare is the Portfolio's biggest holding, at about 22%, due in part to the high level of issuance in that area. A bigger supply in a sector tends to make those bonds more attractive, because yields are higher.

 .    To increase call protection, we have been trying to invest in non-callable bonds. We've also added some zero-coupon bonds, the ultimate instrument of upward trading potential. They offset some of the higher-coupon bonds that don't trade up as well but provide good current income.

The Fund
--------------------------------------------------------------------------------

 .    For the year ended August 31, 1998, the Fund's Class A and Class B shares had total returns of 8.2% and 7.4%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.88 on August 31, 1998 from $9.61 on August 31, 1997, and the reinvestment of $0.502 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $10.63 from $10.34, and the reinvestment of $0.463 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on August 31, 1998 of
     $9.88 per share for Class A and $10.63 for Class B, distribution rates were 5.08% and 4.33%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at August 31 were 4.22% and
     3.61%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------
                                                          [GRAPHIC APPEARS HERE]
     North Carolina Medical Care Commission-
     Annie Pitt Memorial Hospital Revenue
     Refunding Bonds

 .    This bond issue helped refinance construction projects at Annie Penn
     Memorial Hospital, a 152-bed facility located in Reidsville, founded in 1930.

 .    Recent projects have included the construction of a patient tower with 80 acute care rooms, the addition of emergency services and radiology, and the introduction of home health services and nursing facilities.

--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares./2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax and state income tax./3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result./5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1998

Performance/5/                                        Class A           Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                8.2%              7.4%
Five Years                                              N.A.              4.4
Life of Fund+                                           4.9               6.1

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                3.1%              2.4%
Five Years                                              N.A.              4.1
Life of Fund+                                           3.9               6.1

+ Inception date: Class A: 12/7/93; Class B: 10/23/91

Comparison of Change in Value of a $10,000 Investment in Eaton Vance North Carolina Municipals Fund, Class B vs. Lehman Brothers Municipal Bond Index*

                Date         Fund/NAV         LMBI
              --------       --------       -------
              10/31/91       $10,000        $10,000
              11/30/91        $9,920        $10,028
              12/31/91       $10,226        $10,243
               1/31/92       $10,208        $10,266
               2/28/92       $10,217        $10,270
               3/31/92       $10,214        $10,273
               4/30/92       $10,307        $10,365
               5/31/92       $10,474        $10,487
               6/30/92       $10,695        $10,663
               7/31/92       $11,111        $10,983
               8/31/92       $10,845        $10,876
               9/30/92       $10,843        $10,947
              10/31/92       $10,525        $10,839
              11/30/92       $10,899        $11,033
              12/31/92       $11,052        $11,146
               1/31/93       $11,171        $11,276
               2/28/93       $11,606        $11,683
               3/31/93       $11,426        $11,560
               4/30/93       $11,567        $11,676
               5/31/93       $11,634        $11,742
               6/30/93       $11,827        $11,938
               7/31/93       $11,790        $11,954
               8/31/93       $12,089        $12,203
               9/30/93       $12,219        $12,342
              10/31/93       $12,192        $12,366
              11/30/93       $12,043        $12,256
              12/31/93       $12,321        $12,515
               1/31/94       $12,468        $12,658
               2/28/94       $12,107        $12,330
               3/31/94       $11,445        $11,828
               4/30/94       $11,497        $11,929
               5/31/94       $11,573        $12,032
               6/30/94       $11,449        $11,962
               7/31/94       $11,651        $12,178
               8/31/94       $11,681        $12,220
               9/30/94       $11,488        $12,041
              10/31/94       $11,188        $11,827
              11/30/94       $10,849        $11,613
              12/31/94       $11,180        $11,868
               1/31/95       $11,577        $12,208
               2/28/95       $11,947        $12,563
               3/31/95       $12,064        $12,707
               4/30/95       $12,042        $12,722
               5/31/95       $12,341        $13,128
               6/30/95       $12,122        $13,013
               7/31/95       $12,160        $13,136
               8/31/95       $12,269        $13,303
               9/30/95       $12,354        $13,387
              10/31/95       $12,626        $13,582
              11/30/95       $12,911        $13,807
              12/31/95       $13,047        $13,940
               1/31/96       $13,085        $14,045
               2/28/96       $12,920        $13,950
               3/31/96       $12,715        $13,772
               4/30/96       $12,715        $13,733
               5/31/96       $12,700        $13,728
               6/30/96       $12,805        $13,878
               7/31/96       $12,889        $14,003
               8/31/96       $12,861        $14,000
               9/30/96       $13,068        $14,196
              10/31/96       $13,167        $14,356
              11/30/96       $13,387        $14,619
              12/31/96       $13,308        $14,557
               1/31/97       $13,305        $14,585
               2/28/97       $13,413        $14,719
               3/31/97       $13,233        $14,522
               4/30/97       $13,348        $14,644
               5/31/97       $13,558        $14,865
               6/30/97       $13,692        $15,023
               7/31/97       $14,130        $15,439
               8/31/97       $13,954        $15,294
               9/30/97       $14,074        $15,476
              10/31/97       $14,166        $15,575
              11/30/97       $14,237        $15,667
              12/31/97       $14,435        $15,895
               1/31/98       $14,584        $16,059
               2/28/98       $14,572        $16,064
               3/31/98       $14,578        $16,079
               4/30/98       $14,463        $16,006
               5/31/98       $14,683        $16,259
               6/30/98       $14,737        $16,323
               7/31/98       $14,748        $16,364
               8/31/98       $14,990        $16,617

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 10/23/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,520 on August 31, 1998; $11,925, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 98.75% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Oregon Municipals Fund as of August 31, 1998

INVESTMENT UPDATE

[PHOTO OF THOMAS M. METZOLD APPEARS HERE]
Thomas M. Metzold,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    Over the past few years, Oregon's economy has mirrored the rest of the
     U.S., with strong growth accompanied by low unemployment. The state did experience a slight contraction in the second quarter:total payroll employment fell by 0.2%. In August, unemployment was at 5.7%.

 .    Although moderate gains were made in the transportation, services, and financial sectors, these were offset by net job losses in construction, manufacturing, and retail and wholesale trade.

 .    Oregon's high-technology industry, which accounted for 17.6% of total manufacturing jobs in early 1997, suffered employment losses in the first half of 1998, as high-tech firms reacted to the new market conditions caused by the Asian economic conditions with job cuts and layoffs.

Management Update
--------------------------------------------------------------------------------

 .    Management strives to maintain a balanced, "barbell" approach to the
     Portfolio:high-coupon bonds for income and lower coupons to add upside trading potential. To increase call protection, we have been trying to invest in non-callable bonds.

 .    With the municipal market trading in a narrow range this year, management made relatively few changes, concentrating on valuation and adjustments to increase upside trading potential.

 .    Municipal issuance in Oregon was relatively high. With ample supply, we focused our efforts on selecting new bonds while reducing our exposure to housing issues.

The Fund
--------------------------------------------------------------------------------

 .    For the year ended August 31, 1998, the Fund's Class A and Class B shares had total returns of 8.1% and 7.2%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.87 on August 31, 1998 from $9.60 on August 31, 1997, and the reinvestment of $0.488 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $10.80 from $10.51, and the reinvestment of $0.454 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on August 31, 1998 of
     $9.87 per share for Class A and $10.80 for Class B, distribution rates were 4.94% and 4.19%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at August 31 were 4.19% and
     3.64%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------
                                                          [GRAPHIC APPEARS HERE]
     Hood River County Health Facilities
     Authority Elderly Housing - Down
     Manor Project Revenue Bonds

 .    The Down Manor Retirement Center is a non-profit residential community for active retirees. The Center provides independent living facilities and a full complement of services.

 .    The Center is affiliated with the Hood River Hospital, and the bonds are guaranteed by the Hospital, as part of a plan to fully integrate healthcare and community issues for Hood River County residents.
--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares./2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax and state income tax./3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value./4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result./5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1998

Performance/5/                                        Class A         Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                8.1%            7.2%
Five Years                                              N.A.            4.3
Life of Fund+                                           4.8             6.3

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                2.9%            2.2%
Five Years                                              N.A.            4.0
Life of Fund+                                           3.7             6.3

+ Inception date: Class A: 12/28/93; Class B: 12/24/91

Comparison of Change in Value of a $10,000 Investment Eaton Vance Oregon Municipals Fund, Class B vs. Lehman Brothers Municipal Bond Index*

                           [LINE CHART APPEARS HERE]

                Date         Fund/NAV         LMBI
              --------       --------       -------
              12/31/91       $10,000        $10,000
               1/31/92        $9,990        $10,023
               2/28/92       $10,054        $10,026
               3/31/92       $10,028        $10,030
               4/30/92       $10,148        $10,119
               5/31/92       $10,331        $10,238
               6/30/92       $10,506        $10,410
               7/31/92       $10,866        $10,722
               8/31/92       $10,682        $10,618
               9/30/92       $10,710        $10,687
              10/31/92       $10,404        $10,582
              11/30/92       $10,772        $10,772
              12/31/92       $10,943        $10,882
               1/31/93       $11,102        $11,008
               2/28/93       $11,551        $11,406
               3/31/93       $11,469        $11,286
               4/30/93       $11,586        $11,399
               5/31/93       $11,662        $11,463
               6/30/93       $11,874        $11,655
               7/31/93       $11,903        $11,670
               8/31/93       $12,165        $11,913
               9/30/93       $12,259        $12,049
              10/31/93       $12,254        $12,072
              11/30/93       $12,128        $11,966
              12/31/93       $12,405        $12,218
               1/31/94       $12,562        $12,358
               2/28/94       $12,192        $12,038
               3/31/94       $11,488        $11,547
               4/30/94       $11,539        $11,646
               5/31/94       $11,625        $11,746
               6/30/94       $11,502        $11,678
               7/31/94       $11,714        $11,889
               8/31/94       $11,743        $11,930
               9/30/94       $11,481        $11,755
              10/31/94       $11,171        $11,546
              11/30/94       $10,857        $11,337
              12/31/94       $11,232        $11,587
               1/31/95       $11,660        $11,918
               2/28/95       $12,098        $12,265
               3/31/95       $12,176        $12,406
               4/30/95       $12,166        $12,420
               5/31/95       $12,558        $12,816
               6/30/95       $12,351        $12,704
               7/31/95       $12,412        $12,825
               8/31/95       $12,591        $12,987
               9/30/95       $12,663        $13,069
              10/31/95       $12,883        $13,259
              11/30/95       $13,115        $13,480
              12/31/95       $13,249        $13,609
               1/31/96       $13,310        $13,712
               2/28/96       $13,159        $13,619
               3/31/96       $12,968        $13,445
               4/30/96       $12,942        $13,407
               5/31/96       $12,939        $13,402
               6/30/96       $13,054        $13,548
               7/31/96       $13,123        $13,671
               8/31/96       $13,070        $13,668
               9/30/96       $13,261        $13,859
              10/31/96       $13,345        $14,015
              11/30/96       $13,510        $14,272
              12/31/96       $13,469        $14,212
               1/31/97       $13,414        $14,239
               2/28/97       $13,546        $14,369
               3/31/97       $13,394        $14,178
               4/30/97       $13,454        $14,297
               5/31/97       $13,608        $14,512
               6/30/97       $13,713        $14,666
               7/31/97       $14,052        $15,073
               8/31/97       $14,010        $14,931
               9/30/97       $14,088        $15,108
              10/31/97       $14,192        $15,206
              11/30/97       $14,260        $15,295
              12/31/97       $14,442        $15,518
               1/31/98       $14,548        $15,678
               2/28/98       $14,589        $15,683
               3/31/98       $14,621        $15,697
               4/30/98       $14,562        $15,626
               5/31/98       $14,751        $15,873
               6/30/98       $14,789        $15,936
               7/31/98       $14,827        $15,976
               8/31/98       $15,022        $16,223

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/24/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,424 on August 31, 1998; $11,832, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.69% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance South Carolina Municipals Fund as of August 31, 1998

INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------

 .    South Carolina's economic performance was strong in 1998. The cost of living was low, and per capita income levels, while relatively low at 81.1% of U.S. levels, are on the rise and growing faster than the national rate. Unemployment rates have dropped to their lowest levels in four years.

 .    The manufacturing sector of South Carolina is expanding beyond the traditional areas, reducing the state's reliance on textiles. In a more well-balanced employment scenario, industrial expansion has created higher-skill and higher-wage job opportunities.

 .    The BMW plant in Spartanburg is at full production and is attracting other auto-related business to the state. Other thriving industries are tourism and retirement, especially in rapidly growing cities like Myrtle Beach and Hilton Head.

Management Update
--------------------------------------------------------------------------------

 .    Management strives to maintain a balanced, "barbell" approach to the portfolio: high-coupon bonds for income and lower coupons to add upside trading potential. To increase call protection, we have been trying to invest in non-callable bonds.

 .    With the municipal market trading in a narrow range this year, management made relatively few changes, concentrating on valuation and making adjustments to increase upside trading potential.

 .    Municipal issuance for many states continued to be fairly low, and South
     Carolina's municipal market was no exception. As a result, we focused our efforts in sectors where issuance was higher, selectively investing for good relative value.

The Fund
--------------------------------------------------------------------------------

 .    For the year ended August 31, 1998, the Fund's Class A and Class B shares had total returns of 8.6% and 8.0%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.09 on August 31, 1998 from $9.76 on August 31, 1997, and the reinvestment of $0.493 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $10.72 from $10.38, and the reinvestment of $0.470 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on August 31, 1998 of
     $10.09 per share for Class A and $10.72 for Class B, distribution rates were 4.89% and 4.36%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at August 31 were 4.25% and
     3.74%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------
                                                          [GRAPHIC APPEARS HERE]
     Georgetown County, South Carolina
     Environmental Improvement Revenue
     Bonds - International Paper Corp.

 .    The proceeds from this bond issue will be used to finance the installation of sewage and solid waste disposal facilities at the International Paper plant in Georgetown.

 .    International Paper is a worldwide manufacturer of printing and writing paper, pulp, paperboard, and packaging materials.
--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax and state income tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1998

Performance/5/                                        Class A          Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                8.6%             8.0%
Five Years                                              N.A.             4.7
Life of Fund+                                           5.2              6.1

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                3.4%             3.0%
Five Years                                              N.A.             4.4
Life of Fund+                                           4.1              6.0

+ Inception date: Class A: 2/14/94; Class B: 10/2/92

Comparison of Change in Value of a $10,000 Investment in Eaton Vance South Carolina Municipals Fund, Class B vs. Lehman Brothers Municipal Bond Index*

                           [LINE CHART APPEARS HERE]

                Date            Fund/NAV         Fund/CDSC          LMBI
              --------          --------         ---------         -------
              10/31/92          $10,000              -             $10,000
              11/30/92          $10,286              -             $10,179
              12/31/92          $10,434              -             $10,283
               1/31/93          $10,577              -             $10,403
               2/28/93          $11,065              -             $10,779
               3/31/93          $10,941              -             $10,665
               4/30/93          $11,064              -             $10,773
               5/31/93          $11,115              -             $10,833
               6/30/93          $11,268              -             $11,014
               7/31/93          $11,264              -             $11,028
               8/31/93          $11,540              -             $11,258
               9/30/93          $11,696              -             $11,386
              10/31/93          $11,680              -             $11,408
              11/30/93          $11,536              -             $11,308
              12/31/93          $11,834              -             $11,546
               1/31/94          $11,941              -             $11,678
               2/28/94          $11,571              -             $11,376
               3/31/94          $10,912              -             $10,913
               4/30/94          $10,983              -             $11,005
               5/31/94          $11,055              -             $11,100
               6/30/94          $10,957              -             $11,036
               7/31/94          $11,162              -             $11,235
               8/31/94          $11,189              -             $11,274
               9/30/94          $11,003              -             $11,108
              10/31/94          $10,714              -             $10,911
              11/30/94          $10,409              -             $10,714
              12/31/94          $10,692              -             $10,950
               1/31/95          $11,059              -             $11,263
               2/28/95          $11,402              -             $11,590
               3/31/95          $11,535              -             $11,723
               4/30/95          $11,501              -             $11,737
               5/31/95          $11,810              -             $12,112
               6/30/95          $11,634              -             $12,006
               7/31/95          $11,670              -             $12,119
               8/31/95          $11,820              -             $12,273
               9/30/95          $11,891              -             $12,351
              10/31/95          $12,127              -             $12,530
              11/30/95          $12,400              -             $12,739
              12/31/95          $12,542              -             $12,861
               1/31/96          $12,602              -             $12,958
               2/28/96          $12,420              -             $12,870
               3/31/96          $12,236              -             $12,706
               4/30/96          $12,187              -             $12,670
               5/31/96          $12,196              -             $12,665
               6/30/96          $12,334              -             $12,803
               7/31/96          $12,477              -             $12,919
               8/31/96          $12,401              -             $12,916
               9/30/96          $12,600              -             $13,097
              10/31/96          $12,734              -             $13,245
              11/30/96          $12,933              -             $13,487
              12/31/96          $12,857              -             $13,430
               1/31/97          $12,893              -             $13,456
               2/28/97          $13,011              -             $13,579
               3/31/97          $12,852              -             $13,398
               4/30/97          $12,924              -             $13,510
               5/31/97          $13,114              -             $13,714
               6/30/97          $13,243              -             $13,860
               7/31/97          $13,548              -             $14,244
               8/31/97          $13,445              -             $14,110
               9/30/97          $13,574              -             $14,277
              10/31/97          $13,663              -             $14,370
              11/30/97          $13,744              -             $14,454
              12/31/97          $13,923              -             $14,665
               1/31/98          $14,040              -             $14,816
               2/28/98          $14,069              -             $14,821
               3/31/98          $14,102              -             $14,834
               4/30/98          $14,006              -             $14,767
               5/31/98          $14,231              -             $15,000
               6/30/98          $14,270              -             $15,060
               7/31/98          $14,295              -             $15,097
               8/31/98          $14,514        $14,414             $15,331

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 10/02/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 2/28/94 at net asset value would have grown to $12,662 on August 31, 1998; $12,057, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.43% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Tennessee Municipals Fund as of August 31, 1998

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    The increasing diversity in Tennessee's economy has been an asset in 1998.
     Losses in textiles and apparel were offset by growth in sectors like services, trade, and durable manufacturing. Personal income growth is expected to rise 4.9% through 1998, boosted statewide by auto durable manufacturing and related companies.

 .    The state's robust economic outlook has been aided by the growth in service sector employment, including the health and consumer services areas, which now account for over a quarter of Tennessee's employment.

 .    At 4.1%, unemployment continues to be very low in Tennessee. To some extent, this has slowed economic growth, but it has also helped the state draw new labor sources. Increased spending on education reform is expected to help make the workforce more employable.

Management Update
--------------------------------------------------------------------------------

 .    Like many states, Tennessee's municipal market was characterized by sporadic issuance this year. Focusing our efforts in sectors where issuance was higher, we selectively invested in the hospital sector. We were interested in hospitals with a decided community need and presence.

 .    Management focused on making changes to enhance the upside trading potential of the Portfolio, as well as executing relative value trades.

 .    In an environment of low inflation and volatile interest rates, we continue to seek call protection and to maintain a balanced approach between high-coupon, high-yield bonds and low-coupon, performance-oriented bonds.

The Fund
--------------------------------------------------------------------------------

 .    For the year ended August 31, 1998, the Fund's Class A and Class B shares had total returns of 7.9% and 6.9%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.98 on August 31, 1998 from $9.74 on August 31, 1997, and the reinvestment of $0.508 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $10.84 from $10.58, and the reinvestment of $0.452 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on August 31, 1998 of
     $9.98 per share for Class A and $10.84 for Class B, distribution rates were 5.09% and 4.15%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at August 31 were 4.33% and
     3.71%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------
                                                          [GRAPHIC APPEARS HERE]
     Tennessee State Veterans' Homes Board Revenue Bonds, Humboldt Project

 .    These bonds were issued for the development and construction of a 120-bed nursing home for aging veterans. Located in Humboldt, the project is being financed in conjunction with a U.S. Department of Veterans' Affairs grant.

 .    Studies show that older Americans are the fastest growing population group.
     By 2000, Tennessee will have more than 180,000 veterans over the age of 65.
--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class
    B shares. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax and state income tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1998

Performance/5/                                        Class A           Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                7.9%              6.9%
Five Years                                              N.A.              4.8
Life of Fund+                                           5.2               6.5

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                2.7%              1.9%
Five Years                                              N.A.              4.5
Life of Fund+                                           4.1               6.5

+ Inception date: Class A: 12/9/93; Class B: 8/25/92

Comparison of Change in Value of a $10,000 Investment Eaton Vance Tennessee Municipals Fund, Class B vs. Lehman Brothers Municipal Bond Index*

                           [LINE CHART APPEARS HERE]

                 Date           Fund/NAV         Fund/CDSC          LMBI
               -------          --------         ---------        -------
               8/31/92          $10,000              -            $10,000
               9/30/92           $9,970              -            $10,065
              10/31/92           $9,709              -             $9,966
              11/30/92          $10,110              -            $10,145
              12/31/92          $10,276              -            $10,249
               1/31/93          $10,437              -            $10,368
               2/28/93          $10,865              -            $10,743
               3/31/93          $10,733              -            $10,629
               4/30/93          $10,906              -            $10,736
               5/31/93          $11,008              -            $10,797
               6/30/93          $11,242              -            $10,977
               7/31/93          $11,238              -            $10,991
               8/31/93          $11,520              -            $11,220
               9/30/93          $11,662              -            $11,348
              10/31/93          $11,657              -            $11,370
              11/30/93          $11,505              -            $11,270
              12/31/93          $11,767              -            $11,508
               1/31/94          $11,917              -            $11,639
               2/28/94          $11,551              -            $11,338
               3/31/94          $10,876              -            $10,876
               4/30/94          $10,904              -            $10,968
               5/31/94          $11,021              -            $11,063
               6/30/94          $10,914              -            $10,999
               7/31/94          $11,174              -            $11,197
               8/31/94          $11,203              -            $11,236
               9/30/94          $10,963              -            $11,071
              10/31/94          $10,633              -            $10,874
              11/30/94          $10,309              -            $10,678
              12/31/94          $10,637              -            $10,913
               1/31/95          $11,073              -            $11,225
               2/28/95          $11,485              -            $11,551
               3/31/95          $11,550              -            $11,684
               4/30/95          $11,518              -            $11,698
               5/31/95          $11,862              -            $12,071
               6/30/95          $11,642              -            $11,965
               7/31/95          $11,714              -            $12,079
               8/31/95          $11,889              -            $12,232
               9/30/95          $11,960              -            $12,309
              10/31/95          $12,197              -            $12,488
              11/30/95          $12,469              -            $12,696
              12/31/95          $12,648              -            $12,817
               1/31/96          $12,673              -            $12,914
               2/28/96          $12,517              -            $12,827
               3/31/96          $12,335              -            $12,663
               4/30/96          $12,311              -            $12,627
               5/31/96          $12,322              -            $12,622
               6/30/96          $12,435              -            $12,760
               7/31/96          $12,552              -            $12,876
               8/31/96          $12,502              -            $12,873
               9/30/96          $12,700              -            $13,053
              10/31/96          $12,820              -            $13,200
              11/30/96          $13,030              -            $13,442
              12/31/96          $12,980              -            $13,385
               1/31/97          $12,978              -            $13,410
               2/28/97          $13,094              -            $13,534
               3/31/97          $12,936              -            $13,353
               4/30/97          $13,058              -            $13,465
               5/31/97          $13,232              -            $13,668
               6/30/97          $13,359              -            $13,813
               7/31/97          $13,725              -            $14,196
               8/31/97          $13,621              -            $14,063
               9/30/97          $13,735              -            $14,229
              10/31/97          $13,809              -            $14,321
              11/30/97          $13,900              -            $14,405
              12/31/97          $14,076              -            $14,616
               1/31/98          $14,164              -            $14,766
               2/28/98          $14,178              -            $14,771
               3/31/98          $14,209              -            $14,784
               4/30/98          $14,125              -            $14,717
               5/31/98          $14,320              -            $14,950
               6/30/98          $14,331              -            $15,009
               7/31/98          $14,353              -            $15,046
               8/31/98          $14,555        $14,455            $15,279

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 8/25/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,623 on August 31, 1998; $12,025, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.68% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1998 was designated as an exempt interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Virginia Municipals Fund as of August 31, 1998

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    Virginia came into 1998 with great economic momentum: jobs, earnings, and retail sales all continued the gains of 1997. With the rest of the nation also enjoying economic prosperity, Virginia recorded record highs for some of its indicators: initial jobless claims, production hours, factory employment, and single-family housing permits.

 .    Virginia's historically low unemployment numbers reached 3.1% as of August
     1998, the lowest level since the state began recording jobless figures in 1974. The significant employment gainers were high technology industries, business services, and retail trade.

 .    According to Standard & Poor's, over 260 companies decided to expand or locate to Virginia in 1997. This corporate capital investment represented about $4.1 billion, and could result in as many as 20,000 new jobs.

Management Update
--------------------------------------------------------------------------------

 .    With most investment activity focused on other assets this year, lower demand for municipal bonds led to historically attractive yield ratios. This environment allowed us to minimize capital gains for shareholders while maximizing distribution rates.

 .    Because Virginia is a larger state and has a higher rate of issuance, there were more opportunities to buy non-rated bonds. We worked to restructure the Portfolio by buying into more high quality issues and seeking better performance on the upside.

 .    We have invested in non-callable and zero-coupon bonds whenever possible to provide upside trading potential. Generally, management strives to remain broadly diversified across sectors.

The Fund
--------------------------------------------------------------------------------

 .    For the year ended August 31, 1998, the Fund's Class A and Class B shares had total returns of 8.1% and 7.4%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.87 on August 31, 1998 from $9.62 on August 31, 1997, and the reinvestment of $0.510 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $10.93 from $10.63, and the reinvestment of $0.469 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on August 31, 1998 of
     $9.87 per share for Class A and $10.93 for Class B, the Fund's distribution rates were 5.17% and 4.26%, respectively./3/

 .    The SEC yields for Class A and B shares at August 31 were 4.08% and 3.54%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------
                                                          [GRAPHIC APPEARS HERE]
     City of Richmond, Virginia - General
     Obligation Public Improvement Bonds

 .    These bonds will help refund the financing of public improvements in the
     Virginia state capital, and are backed by the full faith and credit of the City.

 .    Richmond, a stable and economically diverse regional center, provides a broad range of services. Such services include: public safety; human services; utilities; refuse collection; and cultural, recreational, and park facilities.
--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax./3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value./4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result./5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year;
    2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1998

Performance/5/                                        Class A           Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                8.1%              7.4%
Five Years                                              N.A.              4.8
Life of Fund+                                           5.0               6.6

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                3.0%              2.4%
Five Years                                              N.A.              4.4
Life of Fund+                                           3.9               6.6

+ Inception date: Class A: 12/17/93; Class B: 7/26/91

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Virginia Municipals Fund, Class B vs. Lehman Brothers Municipal Bond Index*

                Date         Fund/NAV        LMBI
               -------       --------       -------
               7/31/91       $10,000        $10,000
               8/31/91       $10,080        $10,132
               9/30/91       $10,262        $10,264
              10/31/91       $10,374        $10,356
              11/30/91       $10,369        $10,385
              12/31/91       $10,655        $10,608
               1/31/92       $10,606        $10,632
               2/28/92       $10,618        $10,636
               3/31/92       $10,564        $10,639
               4/30/92       $10,681        $10,734
               5/31/92       $10,830        $10,861
               6/30/92       $11,036        $11,043
               7/31/92       $11,440        $11,374
               8/31/92       $11,224        $11,263
               9/30/92       $11,202        $11,337
              10/31/92       $10,892        $11,225
              11/30/92       $11,285        $11,426
              12/31/92       $11,414        $11,543
               1/31/93       $11,539        $11,677
               2/28/93       $11,995        $12,100
               3/31/93       $11,837        $11,972
               4/30/93       $11,972        $12,092
               5/31/93       $12,009        $12,160
               6/30/93       $12,198        $12,364
               7/31/93       $12,186        $12,379
               8/31/93       $12,437        $12,637
               9/30/93       $12,582        $12,781
              10/31/93       $12,579        $12,806
              11/30/93       $12,428        $12,693
              12/31/93       $12,735        $12,961
               1/31/94       $12,874        $13,109
               2/28/94       $12,508        $12,770
               3/31/94       $11,905        $12,249
               4/30/94       $11,949        $12,353
               5/31/94       $11,993        $12,460
               6/30/94       $11,856        $12,388
               7/31/94       $12,041        $12,611
               8/31/94       $12,085        $12,655
               9/30/94       $11,914        $12,469
              10/31/94       $11,611        $12,248
              11/30/94       $11,290        $12,026
              12/31/94       $11,606        $12,291
               1/31/95       $12,011        $12,642
               2/28/95       $12,414        $13,010
               3/31/95       $12,546        $13,160
               4/30/95       $12,525        $13,175
               5/31/95       $12,918        $13,596
               6/30/95       $12,683        $13,477
               7/31/95       $12,723        $13,604
               8/31/95       $12,885        $13,777
               9/30/95       $12,974        $13,864
              10/31/95       $13,227        $14,065
              11/30/95       $13,505        $14,299
              12/31/95       $13,696        $14,436
               1/31/96       $13,749        $14,545
               2/28/96       $13,556        $14,447
               3/31/96       $13,336        $14,263
               4/30/96       $13,298        $14,222
               5/31/96       $13,323        $14,217
               6/30/96       $13,457        $14,372
               7/31/96       $13,556        $14,502
               8/31/96       $13,489        $14,499
               9/30/96       $13,713        $14,701
              10/31/96       $13,828        $14,867
              11/30/96       $14,066        $15,140
              12/31/96       $13,999        $15,076
               1/31/97       $13,957        $15,104
               2/28/97       $14,082        $15,243
               3/31/97       $13,886        $15,040
               4/30/97       $14,044        $15,166
               5/31/97       $14,245        $15,394
               6/30/97       $14,368        $15,558
               7/31/97       $14,760        $15,989
               8/31/97       $14,609        $15,839
               9/30/97       $14,746        $16,027
              10/31/97       $14,841        $16,130
              11/30/97       $14,927        $16,225
              12/31/97       $15,130        $16,462
               1/31/98       $15,254        $16,631
               2/28/98       $15,243        $16,636
               3/31/98       $15,291        $16,651
               4/30/98       $15,190        $16,576
               5/31/98       $15,442        $16,838
               6/30/98       $15,456        $16,905
               7/31/98       $15,467        $16,947
               8/31/98       $15,685        $17,209

  *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 7/26/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,583 on August 31, 1998; $11,985, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.13% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of August 31, 1998


                                                                Alabama Fund   Arkansas Fund     Georgia Fund     Kentucky Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
     Identified cost                                             $86,623,081     $51,735,945      $80,053,884      $103,274,897
     Unrealized appreciation                                       8,153,599       4,519,078        7,197,367         9,360,360
-----------------------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value                          $94,776,680     $56,255,023      $87,251,251      $112,635,257
-----------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                  $       816     $    41,659      $    13,560      $     43,964
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                     $94,777,496     $56,296,682      $87,264,811      $112,679,221
-----------------------------------------------------------------------------------------------------------------------------------


Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                $   159,674     $    92,874      $   150,807      $    186,217
Payable for Fund shares redeemed                                     105,300         230,653          191,060           114,158
Payable to affiliate for Trustees' fees                                  155             155              155               310
Other accrued expenses                                                51,300          31,158           49,579            60,982
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                $   316,429     $   354,840      $   391,601      $    361,667
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                       $94,461,067     $55,941,842      $86,873,210      $112,317,554
-----------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                  $89,535,249     $53,872,176      $86,367,125      $106,023,679
Accumulated net realized loss from Portfolio (computed on the
     basis of identified cost)                                    (3,222,780)     (2,369,543)      (6,540,475)       (2,908,993)
Accumulated distributions in excess of net investment income          (5,001)        (79,869)        (150,807)         (157,492)
Net unrealized appreciation from Portfolio (computed on the
     basis of identified cost)                                     8,153,599       4,519,078        7,197,367         9,360,360
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                            $94,461,067     $55,941,842      $86,873,210      $112,317,554
-----------------------------------------------------------------------------------------------------------------------------------


Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                       $ 5,140,284     $ 1,286,398      $ 2,043,179      $  1,302,842
Shares Outstanding                                                   511,899         127,683          210,079           131,463
Net Asset Value and Redemption Price Per Share
     (net assets/shares of beneficial interest outstanding)      $     10.04     $     10.07      $      9.73      $       9.91
Maximum Offering Price Per Share
     (100/95.25 of net asset value per share)                    $     10.54     $     10.57      $     10.22      $      10.40
-----------------------------------------------------------------------------------------------------------------------------------


Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                       $89,320,783     $54,655,444      $84,830,031      $111,014,712
Shares Outstanding                                                 8,088,775       5,061,948        8,171,697        10,414,623
Net Asset Value, Offering Price and Redemption Price Per Share
     (net assets/shares of beneficial interest outstanding)      $     11.04     $     10.80      $     10.38      $      10.66
-----------------------------------------------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.


                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities


As of August 31, 1998

                                                             Louisiana Fund    Maryland Fund    Missouri Fund  North Carolina Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
     Identified cost                                           $34,144,980     $ 98,071,986      $66,866,630      $137,597,566
     Unrealized appreciation                                     2,364,771        7,080,246        7,531,343        15,332,535
------------------------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value                        $36,509,751     $105,152,232      $74,397,973      $152,930,101
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                $    38,515     $     13,264      $    38,800      $     42,743
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                   $36,548,266     $105,165,496      $74,436,773      $152,972,844
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                              $    77,244     $    169,483      $   124,410      $    266,313
Payable for Fund shares redeemed                                    36,305           10,888           32,570           333,960
Payable to affiliate for Trustees' fees                                 --              --                --               310
Other accrued expenses                                              13,051           53,051           28,295            79,979
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              $   126,600     $    233,422      $   185,275      $    680,562
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                     $36,421,666     $104,932,074      $74,251,498      $152,292,282
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                $36,065,764     $ 99,247,112      $68,064,383      $146,868,128
Accumulated net realized loss from Portfolio (computed on
     the basis of identified cost)                              (1,931,625)      (1,251,721)      (1,412,690)       (9,642,069)
Accumulated undistributed (distributions in excess of) net
     investment income                                             (77,244)        (143,563)          68,462          (266,312)
Net unrealized appreciation from Portfolio (computed on the
     basis of identified cost)                                   2,364,771        7,080,246        7,531,343        15,332,535
------------------------------------------------------------------------------------------------------------------------------------
Total                                                          $36,421,666     $104,932,074      $74,251,498      $152,292,282
------------------------------------------------------------------------------------------------------------------------------------


Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                     $ 4,885,898     $  1,624,872      $ 2,665,102      $ 12,967,435
Shares Outstanding                                                 488,949          161,613          259,478         1,312,329
Net Asset Value and Redemption Price Per Share
     (net assets/shares of beneficial interest outstanding)    $      9.99     $      10.05      $     10.27      $       9.88
Maximum Offering Price Per Share
     (100/95.25 of net asset value per share)                  $     10.49     $      10.55      $     10.78      $      10.37
------------------------------------------------------------------------------------------------------------------------------------


Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                     $31,535,768     $103,307,202      $71,586,396      $139,324,847
Shares Outstanding                                               2,984,384        9,410,100        6,291,498        13,103,977
Net Asset Value, Offering Price and Redemption Price
     Per Share
     (net assets/shares of beneficial interest outstanding)    $     10.57     $      10.98      $     11.38      $      10.63
------------------------------------------------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities


As of August 31, 1998

                                                         Oregon Fund     South Carolina Fund    Tennessee Fund       Virginia Fund
------------------------------------------------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------------------------------------------

Investment in Municipals Portfolio --
    Identified cost                                      $ 95,879,258         $45,504,890        $ 49,533,157        $ 137,123,548
    Unrealized appreciation                                 7,875,816           4,612,162           4,175,526           14,133,900
------------------------------------------------------------------------------------------------------------------------------------

Total investment, at value                               $103,755,074         $50,117,052        $ 53,708,683        $ 151,257,448
------------------------------------------------------------------------------------------------------------------------------------

Receivable for Fund shares sold                          $     31,669         $    32,608        $     43,800        $     233,503
Deferred organization expenses                                    563                  --                 --                   --
------------------------------------------------------------------------------------------------------------------------------------

Total assets                                             $103,787,306         $50,149,660        $ 53,752,483        $ 151,490,951
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------

Distributions payable                                    $    166,150         $    86,858        $     85,243        $     252,567
Payable for Fund shares redeemed                               99,528             157,368             142,631              135,167
Payable to affiliate for Trustees' fees                            --                 151                 --                   310
Other accrued expenses                                         36,779              27,300              22,374               84,155
------------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                        $    302,457         $   271,677        $    250,248        $     472,199
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                               $103,484,849         $49,877,983        $ 53,502,235        $ 151,018,752
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------

Paid-in capital                                          $ 99,761,564         $48,553,500        $ 51,098,314        $ 143,310,650
Accumulated net realized loss from Portfolio
    (computed on the basis of identified cost)             (4,144,406)         (3,330,831)         (1,703,382)          (6,173,231)
Accumulated undistributed (distributions in excess
    of) net investment income                                  (8,125)             43,152             (68,223)            (252,567)
Net unrealized appreciation from Portfolio
    (computed on the basis of identified cost)              7,875,816           4,612,162           4,175,526           14,133,900
------------------------------------------------------------------------------------------------------------------------------------

Total                                                    $103,484,849         $49,877,983        $ 53,502,235        $ 151,018,752
------------------------------------------------------------------------------------------------------------------------------------


Class A Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                               $    914,082         $ 1,316,333        $  3,412,628        $   2,116,895
Shares Outstanding                                             92,607             130,453             342,107              214,511
Net Asset Value and Redemption Price Per Share
    (net assets/shares of beneficial interest
    outstanding)                                         $       9.87         $     10.09        $       9.98        $        9.87
Maximum Offering Price Per Share
    (100/95.25 of net asset value per share)             $      10.36         $     10.59        $      10.48        $       10.36
------------------------------------------------------------------------------------------------------------------------------------


Class B Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                               $102,570,767         $48,561,650        $ 50,089,607        $ 148,901,857
Shares Outstanding                                          9,498,027           4,532,036           4,621,717           13,629,038
Net Asset Value, Offering Price and Redemption Price
    Per Share
    (net assets/shares of beneficial interest
    outstanding)                                         $      10.80         $     10.72        $      10.84        $       10.93
------------------------------------------------------------------------------------------------------------------------------------


On sales of $25,000 or more, the offering price of Class is reduced.

                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations


For the Year Ended August 31, 1998

                                                      Alabama Fund         Arkansas Fund        Georgia Fund         Kentucky Fund
------------------------------------------------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------------------------------------------

Interest allocated from Portfolio                      $5,550,375           $3,354,994           $5,222,856           $6,945,303
Expenses allocated from Portfolio                        (455,132)            (254,731)            (421,534)            (570,189)
------------------------------------------------------------------------------------------------------------------------------------

Net investment income from Portfolio                   $5,095,243           $3,100,263           $4,801,322           $6,375,114
------------------------------------------------------------------------------------------------------------------------------------



Expenses
------------------------------------------------------------------------------------------------------------------------------------

Trustees fees and expenses                             $    2,053           $    2,134           $    2,134           $    4,268
Distribution and service fees
    Class A                                                 7,972                1,759                3,945                2,482
    Class B                                               866,551              545,632              831,456            1,094,304
Transfer and dividend disbursing agent fees               103,437               62,166               92,409              118,672
Printing and postage                                        8,426                6,222                7,618               10,268
Legal and accounting services                               2,248                1,337                4,303                3,281
Custodian fee                                              12,919                8,138               12,067               14,667
Amortization of organization expenses                       3,433                2,766                3,106                3,205
Registration fees                                           1,293                3,177                  540                2,272
Miscellaneous                                               7,077                4,870                7,113                9,186
------------------------------------------------------------------------------------------------------------------------------------

Total expenses                                         $1,015,409           $  638,201           $  964,691           $1,262,605
------------------------------------------------------------------------------------------------------------------------------------



Net investment income                                  $4,079,834           $2,462,062           $3,836,631           $5,112,509
------------------------------------------------------------------------------------------------------------------------------------



Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) --
    Investment transactions (identified cost basis)    $1,047,057           $  929,882           $1,803,386           $2,152,959
    Financial futures contracts                          (760,313)            (407,915)            (593,119)            (704,097)
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain on investments                       $  286,744            $ 521,967           $1,210,267           $1,448,862
------------------------------------------------------------------------------------------------------------------------------------

Change in unrealized appreciation (depreciation) --
    Investments                                        $1,509,868           $1,197,153           $1,229,880           $1,520,359
    Financial futures contracts                           (15,222)             (58,565)             (98,301)            (135,459)
------------------------------------------------------------------------------------------------------------------------------------

Net change in unrealized appreciation (depreciation)   $1,494,646           $1,138,588           $1,131,579           $1,384,900
------------------------------------------------------------------------------------------------------------------------------------


Net realized and unrealized gain                       $1,781,390           $1,660,555           $2,341,846           $2,833,762
------------------------------------------------------------------------------------------------------------------------------------


Net increase in net assets from operations             $5,861,224           $4,122,617           $6,178,477           $7,946,271
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations


For the Year Ended August 31, 1998

                                               Louisiana Fund    Maryland Fund      Missouri Fund   North Carolina Fund
------------------------------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------------------------------
Interest allocated from Portfolio                   $1,950,541        $5,865,329        $4,490,815       $ 9,153,114
Expenses allocated from Portfolio                     (118,598)         (464,487)         (353,985)         (765,032)
----------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                $1,831,943        $5,400,842        $4,136,830       $ 8,388,082
----------------------------------------------------------------------------------------------------------------------


Expenses
----------------------------------------------------------------------------------------------------------------------
Trustees fees and expenses                          $      199        $    3,958        $    1,978       $     3,355
Distribution and service fees
   Class A                                               4,667             2,632             3,942            23,089
   Class B                                             293,974           967,591           698,748         1,357,814
Transfer and dividend disbursing agent fees             40,775            99,694            82,604           151,191
Legal and accounting services                            3,009             2,253             5,336             2,542
Printing and postage                                     3,475            20,369             8,960            14,344
Custodian fee                                            3,721            12,106             8,421            15,454
Amortization of organization expenses                    3,172             2,567             2,372             2,271
Registration fees                                        2,500             2,017             1,285               501
Miscellaneous                                            3,689             9,732             6,838            14,617
----------------------------------------------------------------------------------------------------------------------
Total expenses                                      $  359,181        $1,122,919        $  820,484       $ 1,585,178
----------------------------------------------------------------------------------------------------------------------

Net investment income                               $1,472,762        $4,277,923        $3,316,346       $ 6,802,904
----------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                                   $  620,522        $1,505,418        $1,449,475       $ 3,440,718
   Financial futures contracts                        (265,977)         (680,515)         (493,314)       (1,648,968)
----------------------------------------------------------------------------------------------------------------------
Net realized gain                                   $  354,545        $  824,903        $  956,161       $ 1,791,750
----------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments                                      $  691,786        $2,080,470        $1,654,308       $ 2,817,630
   Financial futures contracts                         (12,727)         (104,783)          (81,970)          112,744
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation)                                   $  679,059        $1,975,687        $1,572,338       $ 2,930,374
----------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain                    $1,033,604        $2,800,590        $2,528,499       $ 4,722,124
----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations          $2,506,366        $7,078,513        $5,844,845       $11,525,028
----------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations


For the Year Ended August 31, 1998


                                                          Oregon Fund  South Carolina Fund   Tennessee Fund     Virginia Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
Interest allocated from Portfolio                          $6,246,608        $3,042,537        $3,047,856        $9,013,939
Expenses allocated from Portfolio                            (523,444)         (223,426)         (226,354)         (774,874)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                       $5,723,164        $2,819,111        $2,821,502        $8,239,065
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Trustees fees and expenses                                 $    3,958        $    2,130        $    1,979        $     3,425
Distribution and service fees
   Class A                                                      1,322             2,331             2,322              3,550
   Class B                                                    997,280           481,595           478,784          1,448,389
Transfer and dividend disbursing agent fees                   108,879            50,771            53,564            155,988
Custodian fee                                                  12,179             7,264             7,220             16,506
Printing and postage                                            9,791             4,793             5,592             14,753
Legal and accounting services                                   4,178             1,479             3,195              2,446
Amortization of organization expenses                           2,106             2,460                72              2,345
Registration fees                                                 900               541             3,267                586
Miscellaneous                                                  12,816             4,778             6,991             17,469
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                             $1,153,409        $  558,142        $  562,986        $ 1,665,457
------------------------------------------------------------------------------------------------------------------------------------


Net investment income                                      $4,569,755        $2,260,969        $2,258,516        $ 6,573,608
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)         $1,898,448        $1,166,828        $  814,847        $ 3,098,693
   Financial futures contracts                               (327,438)            8,668          (351,492)        (1,061,430)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                          $1,571,010        $1,175,496        $  463,355        $ 2,037,263
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
------------------------------------------------------------------------------------------------------------------------------------
   Investments                                             $1,487,016        $  554,108        $  955,174        $ 2,634,984
   Financial futures contracts                                (50,937)               --           (57,473)          (161,882)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)       $1,436,079        $  554,108        $  897,701        $ 2,473,102
------------------------------------------------------------------------------------------------------------------------------------


Net realized and unrealized gain                           $3,007,089        $1,729,604        $1,361,056        $ 4,510,365
------------------------------------------------------------------------------------------------------------------------------------


Net increase in net assets from operations                 $7,576,844        $3,990,573        $3,619,572        $11,083,973
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended August 31, 1998


Increase (Decrease) in Net Assets                             Alabama            Arkansas         Georgia          Kentucky
                                                                Fund              Fund             Fund              Fund
------------------------------------------------------------------------------------------------------------------------------------

From operations --
   Net investment income                                   $   4,079,834     $   2,462,062     $   3,836,631     $   5,112,509
   Net realized gain                                             286,744           521,967         1,210,267         1,448,862
   Net change in unrealized appreciation (depreciation)        1,494,646         1,138,588         1,131,579         1,384,900
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                 $   5,861,224     $   4,122,617     $   6,178,477     $   7,946,271
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders --
   From net investment income
      Class A                                              $    (256,747)    $     (60,637)    $     (92,887)    $     (62,581)
      Class B                                                 (3,900,023)       (2,401,425)       (3,767,746)       (5,049,928)
   In excess of net investment income
      Class A                                                         --            (1,495)           (1,254)             (643)
      Class B                                                    (11,357)          (43,885)         (152,617)          (40,542)
------------------------------------------------------------------------------------------------------------------------------------

Total distributions to shareholders                        $  (4,168,127)    $  (2,507,442)    $  (4,014,504)    $  (5,153,694)
------------------------------------------------------------------------------------------------------------------------------------

Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                              $     965,736     $     180,715     $     400,263     $     549,886
      Class B                                                  4,317,818         2,540,276         4,434,797         5,050,902
   Issued in reorganization of EV
      Traditional Municipals Funds
      Class A                                                  5,824,841         1,180,015         1,767,367         1,387,318
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                    120,247            27,552            47,911            51,125
      Class B                                                  2,020,391         1,217,405         1,719,213         2,661,634
   Cost of shares redeemed
      Class A                                                 (1,866,128)         (135,293)         (216,783)         (716,037)
      Class B                                                (14,769,375)      (12,006,489)      (16,571,299)      (20,836,124)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets from Fund share transactions    $  (3,386,470)    $  (6,995,819)    $  (8,418,531)    $ (11,851,296)
------------------------------------------------------------------------------------------------------------------------------------


Net decrease in net assets                                 $  (1,693,373)    $  (5,380,644)    $  (6,254,558)    $  (9,058,719)
------------------------------------------------------------------------------------------------------------------------------------



Net Assets
------------------------------------------------------------------------------------------------------------------------------------

At beginning of year                                       $  96,154,440     $  61,322,486     $  93,127,768     $ 121,376,273
------------------------------------------------------------------------------------------------------------------------------------

At end of year                                             $  94,461,067     $  55,941,842     $  86,873,210     $ 112,317,554
------------------------------------------------------------------------------------------------------------------------------------



Accumulated distributions
in excess of net
investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------

At end of year                                             $      (5,001)    $     (79,869)    $    (150,807)    $    (157,492)
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1998

                                                                                                               North Carolina
Increase (Decrease) in Net Assets                          Louisiana Fund    Maryland Fund    Missouri Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
     Net investment income                                    $ 1,472,762     $  4,277,923     $  3,316,346     $  6,802,904
     Net realized gain                                            354,545          824,903          956,161        1,791,750
     Net change in unrealized appreciation (depreciation)         679,059        1,975,687        1,572,338        2,930,374
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    $ 2,506,366     $  7,078,513     $  5,844,845     $ 11,525,028
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
     From net investment income
         Class A                                              $  (148,596)    $    (62,710)    $   (120,579)    $   (642,314)
         Class B                                               (1,363,672)      (4,275,271)      (3,157,438)      (6,160,590)
     In excess of net investment income
         Class A                                                   (5,372)          (2,889)              --          (16,355)
         Class B                                                 (110,293)        (140,512)              --         (179,601)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                           $(1,627,933)    $ (4,481,382)    $ (3,278,017)    $ (6,998,860)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
     Proceeds from sale of shares
         Class A                                              $ 3,105,905     $    528,321     $    691,095     $  3,292,983
         Class B                                                1,949,759        7,687,378        3,543,773        5,635,754
     Issued in reorganization of EV Traditional
         Municipals Funds
         Class A                                                2,360,799        1,300,861        2,197,879       15,424,165
     Net asset value of shares issued to shareholders
         in payment of distributions declared
         Class A                                                   86,786           43,075           68,901          204,670
         Class B                                                  705,051        2,273,990        1,567,422        3,140,609
     Cost of shares redeemed
         Class A                                                 (745,401)        (279,302)        (374,022)      (6,393,149)
         Class B                                               (3,915,577)     (14,890,026)     (13,489,505)     (25,103,039)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
     share transactions                                       $ 3,547,322     $ (3,335,703)    $ (5,794,457)    $ (3,798,007)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                         $ 4,425,755     $   (738,572)    $ (3,227,629)    $    728,161
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                          $31,995,911     $105,670,646     $ 77,479,127     $151,564,121
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $36,421,666     $104,932,074     $ 74,251,498     $152,292,282
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $   (77,244)    $   (143,563)    $     68,462     $   (266,312)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended August 31, 1998


Increase (Decrease) in Net Assets                     Oregon Fund       South Carolina Fund    Tennessee Fund      Virginia Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                             $   4,569,755         $  2,260,969        $  2,258,516       $   6,573,608
    Net realized gain                                     1,571,010            1,175,496             463,355           2,037,263
    Net change in unrealized appreciation
       (depreciation)                                     1,436,079              554,108             897,701           2,473,102
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations            $   7,576,844         $  3,990,573        $  3,619,572       $  11,083,973
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders --
    From net investment income
       Class A                                        $     (40,919)        $    (57,957)       $   (127,482)      $     (87,472)
       Class B                                           (4,544,926)          (2,265,770)         (2,131,034)         (6,486,136)
    In excess of net investment income
       Class A                                                 (439)                 --               (4,443)             (4,904)
       Class B                                               (7,523)                 --              (29,049)           (169,210)
------------------------------------------------------------------------------------------------------------------------------------

Total distributions to shareholders                   $  (4,593,807)        $ (2,323,727)       $ (2,292,008)      $  (6,747,722)
------------------------------------------------------------------------------------------------------------------------------------

Transactions in shares of beneficial interest --
    Proceeds from sale of shares
       Class A                                        $     240,287         $    236,369        $  1,476,876       $     683,695
       Class B                                            3,335,606            2,255,119           3,766,007           6,983,975
    Issued in reorganization of EV
       Traditional Municipals Funds
       Class A                                              724,248            1,063,786           2,445,040           1,446,129
    Net asset value of shares issued to
       shareholders in payment of
       distributions declared
       Class A                                               28,491               34,909              92,311              42,011
       Class B                                            2,549,727              984,003           1,091,081           3,353,218
    Cost of shares redeemed
       Class A                                             (100,479)             (57,302)           (670,289)            (96,379)
       Class B                                          (18,862,201)          (8,991,445)         (7,738,430)        (25,333,066)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets from Fund
    share transactions                                $ (12,084,321)        $ (4,474,561)       $    462,596       $ (12,920,417)
------------------------------------------------------------------------------------------------------------------------------------


Net increase (decrease) in net assets                 $  (9,101,284)        $ (2,807,715)       $  1,790,160       $  (8,584,166)
------------------------------------------------------------------------------------------------------------------------------------



Net Assets
------------------------------------------------------------------------------------------------------------------------------------

At beginning of year                                  $ 112,586,133         $ 52,685,698        $ 51,712,075       $ 159,602,918
------------------------------------------------------------------------------------------------------------------------------------

At end of year                                        $ 103,484,849         $ 49,877,983        $ 53,502,235       $ 151,018,752
------------------------------------------------------------------------------------------------------------------------------------



Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------

At end of year                                        $      (8,125)        $     43,152        $    (68,223)      $    (252,567)
------------------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended August 31, 1997


Increase (Decrease) in Net Assets                          Alabama Fund        Arkansas Fund      Georgia Fund       Kentucky Fund
------------------------------------------------------------------------------------------------------------------------------------

From operations --
    Net investment income                                  $   4,380,164      $   2,902,414      $   4,470,164      $   5,678,113
    Net realized gain (loss)                                      33,804           (191,001)           613,432            797,596
    Net change in unrealized appreciation
        (depreciation)                                         3,642,060          2,305,376          2,820,690          4,618,779
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                 $   8,056,028      $   5,016,789      $   7,904,286      $  11,094,488
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders --
    From net investment income                             $  (4,350,833)     $  (2,902,414)     $  (4,544,863)     $  (5,595,715)
    In excess of net investment income                                --            (28,093)               --                 --
------------------------------------------------------------------------------------------------------------------------------------

Total distributions to shareholders                        $  (4,350,833)     $  (2,930,507)     $  (4,544,863)     $  (5,595,715)
------------------------------------------------------------------------------------------------------------------------------------

Transactions in shares of beneficial interest --
    Proceeds from sale of shares                           $   3,425,462      $   1,493,276      $   4,418,041      $   3,898,223
    Net asset value of shares issued to
        shareholders in payment of distributions
        declared                                               2,213,584          1,356,531          1,923,747          2,905,584
    Cost of shares redeemed                                  (14,881,607)       (16,481,547)       (23,565,774)       (22,283,363)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets from Fund share
    transactions                                           $  (9,242,561)     $ (13,631,740)     $ (17,223,986)     $ (15,479,556)
------------------------------------------------------------------------------------------------------------------------------------


Net decrease in net assets                                 $  (5,537,366)     $ (11,545,458)     $ (13,864,563)     $  (9,980,783)
------------------------------------------------------------------------------------------------------------------------------------



Net Assets
------------------------------------------------------------------------------------------------------------------------------------

At beginning of year                                       $ 101,691,806      $  72,867,944      $ 106,992,331      $ 131,357,056
------------------------------------------------------------------------------------------------------------------------------------

At end of year                                             $  96,154,440      $  61,322,486      $  93,127,768      $ 121,376,273
------------------------------------------------------------------------------------------------------------------------------------



Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------

At end of year                                             $      75,588      $     (34,335)     $      22,371      $    (115,488)
------------------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended August 31, 1997


Increase (Decrease) in Net Assets                 Louisiana Fund       Maryland Fund        Missouri Fund       North Carolina Fund
------------------------------------------------------------------------------------------------------------------------------------

From operations --
    Net investment income                        $    1,549,178        $   4,637,040        $  3,536,557        $   7,269,485
    Net realized gain                                    15,873              584,156              56,002            2,190,676
    Net change in unrealized appreciation
        (depreciation)                                1,080,103            3,721,766           3,605,665            3,787,543
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations       $    2,645,154        $   8,942,962        $  7,198,224        $  13,247,704
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders --
    From net investment income                   $   (1,549,437)       $  (4,735,705)       $ (3,484,823)       $  (7,269,485)
    In excess of net investment income                       --                   --                  --              (77,187)
------------------------------------------------------------------------------------------------------------------------------------

Total distributions to shareholders              $   (1,549,437)       $  (4,735,705)       $ (3,484,823)       $  (7,346,672)
------------------------------------------------------------------------------------------------------------------------------------

Transactions in shares of beneficial interest --
    Proceeds from sale of shares                 $    2,269,242        $   5,778,027        $  2,001,069        $   4,621,092
    Net asset value of shares issued to
        shareholders in payment of distributions
        declared                                        703,988            2,443,240           1,707,681            3,553,856
    Cost of shares redeemed                          (5,066,555)         (16,001,200)        (12,328,232)         (32,400,429)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets from Fund share
    transactions                                 $   (2,093,325)       $  (7,779,933)       $ (8,619,482)       $ (24,225,481)
------------------------------------------------------------------------------------------------------------------------------------


Net decrease in net assets                       $     (997,608)       $  (3,572,676)       $ (4,906,081)       $ (18,324,449)
------------------------------------------------------------------------------------------------------------------------------------



Net Assets
------------------------------------------------------------------------------------------------------------------------------------

At beginning of year                             $   32,993,519        $ 109,243,322        $ 82,385,208        $ 169,888,570
------------------------------------------------------------------------------------------------------------------------------------

At end of year                                   $   31,995,911         $105,670,646        $ 77,479,127        $ 151,564,121
------------------------------------------------------------------------------------------------------------------------------------



Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------

At end of year                                   $       29,181         $     60,058        $     23,640        $    (296,910)
------------------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended August 31, 1997


Increase (Decrease) in Net Assets                     Oregon Fund        South Carolina        Tennessee            Virginia Fund
------------------------------------------------------------------------------------------------------------------------------------

From operations --
    Net investment income                            $   5,307,504        $  2,491,974       $   2,330,811        $   7,569,428
    Net realized gain (loss)                              (368,774)           (179,440)           (142,011)           1,835,006
    Net change in unrealized appreciation
        (depreciation)                                   3,308,277           2,138,229           2,336,757            4,086,855
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations           $   8,247,007        $  4,450,763       $   4,525,557        $  13,491,289
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders --
    From net investment income                       $  (5,255,970)       $ (2,527,975)      $  (2,330,811)       $  (7,542,233)
    In excess of net investment income                          --                  --             (27,480)                  --
------------------------------------------------------------------------------------------------------------------------------------

Total distributions to shareholders                  $  (5,255,970)       $ (2,527,975)      $  (2,358,291)       $  (7,542,233)
------------------------------------------------------------------------------------------------------------------------------------

Transactions in shares of beneficial interest --
    Proceeds from sale of shares                     $   5,350,504        $  1,925,203       $   2,458,541        $   6,424,219
    Net asset value of shares issued to
        shareholders in payment of distributions
        declared                                         2,928,379           1,090,706           1,177,740            3,698,500
    Cost of shares redeemed                            (27,263,830)         (9,470,155)         (8,624,032)         (32,387,235)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets from Fund share
    transactions                                     $ (18,984,947)       $ (6,454,246)      $  (4,987,751)       $ (22,264,516)
------------------------------------------------------------------------------------------------------------------------------------


Net decrease in net assets                           $ (15,993,910)       $ (4,531,458)      $  (2,820,485)       $ (16,315,460)
------------------------------------------------------------------------------------------------------------------------------------



Net Assets
------------------------------------------------------------------------------------------------------------------------------------

At beginning of year                                 $ 128,580,043        $ 57,217,156       $  54,532,560        $ 175,918,378
------------------------------------------------------------------------------------------------------------------------------------

At end of year                                       $ 112,586,133        $ 52,685,698       $  51,712,075        $ 159,602,918
------------------------------------------------------------------------------------------------------------------------------------



Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------

At end of year                                       $      16,090        $    103,872       $     (34,169)       $    (105,169)
------------------------------------------------------------------------------------------------------------------------------------




                       See notes to financial statements

                       This Page Intentionally Left Blank

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                  Alabama Fund
                                                ------------------------------------------------------------------------------------
                                                                                   Year Ended
                                                ------------------------------------------------------------------------------------
                                                                               August 31,                                  Sept. 30,
                                                -------------------------------------------------------------------------  ---------
                                                         1998              1997        1996        1995        1994/(1)/    1993
                                                ---------------------    ---------------------------------    -----------  ---------
                                                 Class A     Class B      Class B     Class B     Class B      Class B     Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year           $ 9.860     $ 10.850    $ 10.460    $ 10.440    $ 10.210     $ 11.060    $ 10.340
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                           $  0.493    $  0.455    $  0.469    $  0.470    $  0.479     $  0.425    $  0.475
Net realized and unrealized gain (loss)            0.181       0.200       0.386       0.030       0.244       (0.769)      0.837
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations             $  0.674    $  0.655    $  0.855    $  0.500    $  0.723     $ (0.344)   $  1.312
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                      $ (0.494)   $ (0.464)   $ (0.465)   $ (0.480)   $ (0.479)    $ (0.425)   $ (0.475)
In excess of net investment income                    --      (0.001)         --          --      (0.014)      (0.081)     (0.117)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                             $ (0.494)   $ (0.465)   $ (0.465)   $ (0.480)   $ (0.493)    $ (0.506)   $ (0.592)
------------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of year                   $ 10.040    $ 11.040    $ 10.850    $ 10.460    $ 10.440     $ 10.210    $ 11.060
------------------------------------------------------------------------------------------------------------------------------------


Total Return/(2)/                                   6.98%       6.17%       8.33%       4.85%       7.38%       (3.18)%     13.09%
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds  as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                  Alabama Fund (continued)
                                                        ----------------------------------------------------------------------------
                                                                                         Year Ended
                                                        ----------------------------------------------------------------------------
                                                                                  August 31,                               Sept. 30,
                                                        -----------------------------------------------------------------  ---------
                                                                1998           1997       1996        1995       1994(1)     1993
                                                        -------------------  --------------------------------------------  ---------
                                                         Class A   Class B    Class B    Class B     Class B     Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)               $ 5,140   $ 89,321   $ 96,154   $ 101,692   $ 108,642   $ 105,553    $ 84,621
Ratios (As a percentage of average daily net assets):
    Net expenses/(3)(4)/                                 0.78%      1.57%      1.60%       1.57%       1.51%       1.43%/(5)/  1.37%

    Net expenses after custodian fee reduction/(3)/      0.76%      1.55%      1.59%       1.52%         --          --          --

    Net investment income                                4.93%      4.15%      4.39%       4.44%       4.74%       4.35%/(5)/  4.30%

Portfolio Turnover/(6)/                                    --         --         --          --          --          --          15%

------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
/+/   The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment
      Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
      Expenses/(3)/                                                             1.49%
      Net investment income                                                      4.18%
Net investment income per share                                              $ 0.462
--------------------------------------------------------------------------------------

/(1)/ For the eleven month period ended August 31, 1994.

/(2)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

/(3)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(4)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service provider. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

/(5)/ Annualized.

/(6)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                           Arkansas Fund
                                             ---------------------------------------------------------------------------
                                                                             Year Ended
                                             ---------------------------------------------------------------------------
                                                                         August 31,                           Sept. 30,
                                             --------------------------------------------------------------   ----------
                                                   1998/(1)/         1997      1996       1995   1994/(2)/    1993/(3)/
                                             -------------------  ----------------------------------------    ----------
                                              Class A   Class B    Class B   Class B    Class B   Class B      Class B
------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year        $  9.810  $ 10.510   $ 10.190  $ 10.250   $ 10.140  $ 10.910     $ 10.000
------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------
Net investment income                        $  0.492  $  0.442   $  0.445  $  0.450   $  0.460  $  0.431     $  0.471
Net realized and unrealized gain (loss)         0.272     0.298      0.324    (0.038)     0.132    (0.703)       1.025
------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations          $  0.764  $  0.740   $  0.769  $  0.412   $  0.592  $ (0.272)    $  1.496
------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------
From net investment income                   $ (0.492) $ (0.442)  $ (0.445) $ (0.471)  $ (0.460) $ (0.431)    $ (0.471)
In excess of net investment income             (0.012)   (0.008)    (0.004)   (0.001)    (0.022)   (0.067)      (0.115)
------------------------------------------------------------------------------------------------------------------------
Total distributions                          $ (0.504) $ (0.450)  $ (0.449) $ (0.472)  $ (0.482) $ (0.498)    $ (0.586)
------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year               $ 10.070  $ 10.800   $ 10.510  $ 10.190   $ 10.250  $ 10.140     $ 10.910
------------------------------------------------------------------------------------------------------------------------

Total Return/(4)/                                7.95%     7.19%      7.70%     4.05%      6.15%    (2.53)%      15.00%
------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                               Arkansas Fund (continued)
                                                  ---------------------------------------------------------------------------------
                                                                                       Year Ended
                                                  ---------------------------------------------------------------------------------
                                                                              August 31,                              Sept. 30,
                                                  ---------------------------------------------------------------    --------------
                                                        1998/(1)/         1997      1996       1995   1994/(2)/       1993/(3)/
                                                  -------------------  ------------------------------------------    --------------
                                                   Class A   Class B    Class B   Class B    Class B   Class B         Class B
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)            $ 1,286  $ 54,655   $ 61,322  $ 72,868   $ 80,823  $ 82,436        $ 59,205
Ratios (As a percentage of average daily
  net assets):
   Net expenses/(5)(6)/                               0.73%     1.53%      1.60%     1.56%      1.50%     1.17%/(7)/      0.88%/(7)/
   Net expenses after custodian fee                   0.72%     1.52%      1.59%     1.54%        --        --              --
      reduction/(5)/
   Net investment income                              4.93%     4.14%      4.31%     4.34%      4.67%     4.47%/(7)/      4.27%/(7)/
Portfolio Turnover/(8)/                                 --        --         --        --         --         5%             13%
------------------------------------------------------------------------------------------------------------------------------------


+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses/(5)/                                                                                          1.40%/(7)/      1.42%/(7)/
   Net investment income                                                                                  4.24%/(7)/      3.73%/(7)/
Net investment income per share                                                                       $  0.409        $  0.411
------------------------------------------------------------------------------------------------------------------------------------


/(1)/ Net investment income per share was computed using average shares outstanding.
/(2)/ For the eleven month period ended August 31, 1994.
/(3)/ For the period from the start of business, October 2, 1992, to September
      30, 1993.
/(4)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(5)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(6)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service provider. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(7)/ Annualized.
/(8)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.



                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                       Georgia Fund
                                                      ------------------------------------------------------------------------------
                                                                                        Year Ended
                                                      ------------------------------------------------------------------------------
                                                                                  August 31,                               Sept. 30,
                                                      -----------------------------------------------------------------    ---------
                                                              1998            1997       1996      1995       1994/(1)/       1993
                                                      --------------------  -------------------------------------------    ---------
                                                       Class A    Class B    Class B    Class B   Class B     Class B       Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                   $ 9.500    $10.140    $ 9.810    $ 9.790   $ 9.800     $10.750       $10.120
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  $ 0.476    $ 0.434    $ 0.449    $ 0.451   $ 0.450     $ 0.413       $ 0.459
Net realized and unrealized gain (loss)                  0.245      0.261      0.336      0.024     0.007/(2)/ (0.841)        0.776
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                    $ 0.721    $ 0.695    $ 0.785    $ 0.475   $ 0.457     $(0.428)      $ 1.235
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                             $(0.484)   $(0.437)   $(0.455)   $(0.455)  $(0.450)    $(0.413)      $(0.459)
In excess of net investment income                      (0.007)    (0.018)        --         --    (0.017)     (0.065)       (0.129)
From net realized gain                                      --         --         --         --        --          --        (0.017)
In excess of net realized gain                              --         --         --         --        --      (0.044)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $(0.491)   $(0.455)   $(0.455)   $(0.455)  $(0.467)    $(0.522)      $(0.605)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of year                          $ 9.730    $10.380    $10.140    $ 9.810   $ 9.790     $ 9.800       $10.750
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(3)/                                         7.75%      7.00%      8.16%      4.91%     4.90%      (4.08)%       12.60%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                $ 2,043    $84,830    $93,128   $106,992  $120,143    $134,481       $120,043
Ratios (As a percentage of average daily net assets):
    Expenses/(4)(5)/                                      0.83%      1.56%      1.59%      1.58%     1.49%       1.41%/(6)/    1.52%
    Expenses after custodian fee reduction/(4)/           0.82%      1.55%      1.57%      1.52%       --          --            --
    Net investment income                                 4.92%      4.22%      4.48%      4.55%     4.72%       4.39%/(6)/    4.27%
Portfolio Turnover/(7)/                                     --         --         --         --        --          --            20%
------------------------------------------------------------------------------------------------------------------------------------

/(1)/  For the eleven month period ended August 31, 1994.
/(2)/ The per share amounts are not in accord with the net realized and unrealized gain for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
/(3)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(4)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(5)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service provider. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(6)/  Annualized.
/(7)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                      Kentucky Fund
                                                      ------------------------------------------------------------------------------
                                                                                        Year Ended
                                                      ------------------------------------------------------------------------------
                                                                                    August 31,                             Sept. 30,
                                                      -----------------------------------------------------------------    ---------
                                                           1998/(1)/         1997        1996        1995     1994/(2)/       1993
                                                      -------------------  --------------------------------------------    ---------
                                                       Class A   Class B    Class B     Class B     Class B    Class B      Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                   $ 9.680   $10.410    $ 9.970    $ 9.990      $ 9.850   $10.780       $10.090
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  $ 0.497   $ 0.456    $ 0.456    $ 0.450      $ 0.458   $ 0.415       $ 0.462
Net realized and unrealized gain (loss)                  0.235     0.254      0.435     (0.009)/(3)/  0.163    (0.811)        0.820
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                    $ 0.732   $ 0.710    $ 0.891    $ 0.441      $ 0.621   $(0.396)      $ 1.282
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                             $(0.497)  $(0.456)   $(0.451)   $(0.450)     $(0.458)  $(0.415)      $(0.462)
In excess of net investment income                      (0.005)   (0.004)        --     (0.011)      (0.023)   (0.075)       (0.125)
From net realized gain                                      --        --         --         --           --        --        (0.005)
In excess of net realized gain                              --        --         --         --           --    (0.044)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $(0.502)  $(0.460)   $(0.451)   $(0.461)     $(0.481)  $(0.534)      $(0.592)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of year                          $ 9.910   $10.660    $10.410    $ 9.970      $ 9.990   $ 9.850       $10.780
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(4)/                                         7.72%     6.97%      9.12%      4.45%        6.61%    (3.78)%       13.05%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                $ 1,303  $111,015   $121,376   $131,357     $143,106  $141,994      $120,093
Ratios (As a percentage of average daily net assets):
    Expenses/(5)(6)/                                      0.83%     1.57%      1.60%      1.57%        1.52%     1.44%/(7)/    1.50%
    Expenses after custodian fee reduction/(5)/           0.82%     1.56%      1.57%      1.54%          --        --            --
    Net investment income                                 5.05%     4.32%      4.50%      4.45%        4.74%     4.39%/(7)/    4.29%
Portfolio Turnover (8)                                      --        --         --         --           --        --            21%
------------------------------------------------------------------------------------------------------------------------------------

/(1)/ Net investment income per share was computed using average shares outstanding.
/(2)/  For the eleven month period ended August 31, 1994.
/(3)/ The per share amounts are not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
/(4)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(5)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(6)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service provider. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(7)/  Annualized.
/(8)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                               -----------------------------------------------------------------------------------
                                                                                Louisiana Fund
                                               -----------------------------------------------------------------------------------
                                                                                  Year Ended
                                               -----------------------------------------------------------------------------------
                                                                            August 31,                                  Sept. 30,
                                               ----------------------------------------------------------------------  -----------
                                                       1998             1997         1996       1995       1994/(1)/    1993/(2)/
                                               -------------------    -----------------------------------------------  -----------
                                               Class A     Class B     Class B      Class B    Class B      Class B      Class B
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year           $ 9.750     $10.310     $ 9.960      $ 9.980    $10.010      $11.130      $10.000
----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                          $ 0.480     $ 0.436     $ 0.482      $ 0.486    $ 0.487      $  0.447     $ 0.478
Net realized and unrealized gain (loss)          0.294       0.306       0.350       (0.016)    (0.006)/(3)/  (0.937)     1.234
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations            $ 0.774     $ 0.742     $ 0.832      $ 0.470    $ 0.481       $(0.490)    $ 1.712
----------------------------------------------------------------------------------------------------------------------------------


Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                     $(0.515)    $(0.446)    $(0.482)     $(0.490)   $(0.487)     $ (0.447)   $(0.478)
In excess of net investment income              (0.019)     (0.036)         --           --     (0.024)       (0.074)    (0.104)
In excess of net realized gain                      --          --          --           --         --        (0.109)        --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                            $(0.534)    $(0.482)    $(0.482)     $(0.490)   $(0.511)      $(0.630)   $(0.582)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                 $ 9.990     $10.570     $10.310      $ 9.960    $ 9.980       $10.010    $11.130
----------------------------------------------------------------------------------------------------------------------------------

Total Return/(4)/                                 8.13%       7.37%       8.52%        4.77%      5.08%        (4.56)%    17.26%
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds  as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights



                                                                               Louisiana Fund (continued)
                                                       -----------------------------------------------------------------------------
                                                                                      Year Ended
                                                       -----------------------------------------------------------------------------
                                                                                 August 31,                              Sept. 30,
                                                       --------------------------------------------------------------- -------------
                                                              1998             1997     1996      1995      1994/(1)/    1993/(2)/
                                                       -------------------  ------------------------------------------ -------------
                                                       Class A    Class B    Class B   Class B   Class B    Class B       Class B
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                $ 4,886    $31,536    $31,996   $32,994   $31,836  $29,020      $17,935
Ratios (As a percentage of average daily net assets):
    Net expenses/(5)(6)/                                  0.71%      1.49%      1.54%     1.41%     1.31%    1.08%/(7)/   1.07%/(7)/
    Net expenses after custodian fee reduction/(5)/       0.66%      1.44%      1.52%     1.34%       --       --           --
    Net investment income                                 4.79%      4.18%      4.74%     4.82%     4.97%    4.62%/(7)/   4.27%/(7)/
Portfolio Turnover/(8)/                                     --         --         --        --        --       14%          86%
------------------------------------------------------------------------------------------------------------------------------------


+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(5)(6)/                                                                      1.53%     1.42%    1.44%/(7)/   1.76%/(7)/
    Expenses after custodian fee reduction/(5)/                                           1.45%       --       --           --
    Net investment income                                                                 4.70%     4.86%    4.26%/(7)/   3.58%/(7)/
Net investment income per share                                                        $ 0.474   $ 0.470  $ 0.412      $ 0.401
------------------------------------------------------------------------------------------------------------------------------------


/(1)/  For the eleven month period ended August 31, 1994.
/(2)/ For the period from the start of business, October 2, 1992, to September 30, 1993.
/(3)/ The per share amounts are not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
/(4)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(5)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(6)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service provider. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(7)/  Annualized.
/(8)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                       Maryland Fund
                                                ------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                ------------------------------------------------------------------------------------
                                                                             August 31,                                   Sept. 30,
                                                ----------------------------------------------------------------------   -----------
                                                      1998/(1)/           1997         1996        1995      1994/(2)/      1993
                                                --------------------    ---------------------    ---------------------   -----------
                                                 Class A     Class B     Class B      Class B     Class B     Class B      Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year            $  9.810    $ 10.710    $ 10.300     $ 10.230    $ 10.070    $ 11.070     $ 10.290
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                           $  0.476    $  0.441    $  0.453     $  0.464    $  0.476    $  0.428     $  0.466
Net realized and unrealized gain (loss)            0.262       0.291       0.419        0.086       0.169      (0.922)       0.890
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations             $  0.738    $  0.732    $  0.872     $  0.550    $  0.645    $ (0.494)    $  1.356
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                      $ (0.476)   $ (0.447)   $ (0.462)    $ (0.480)   $ (0.476)   $ (0.428)    $ (0.466)
In excess of net investment income                (0.022)     (0.015)         --           --      (0.009)     (0.070)      (0.110)
In excess of net realized gain                        --          --          --           --          --      (0.008)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                             $ (0.498)   $ (0.462)   $ (0.462)    $ (0.480)   $ (0.485)   $ (0.506)    $ (0.576)
------------------------------------------------------------------------------------------------------------------------------------


Net asset value-- End of year                   $ 10.050    $ 10.980    $ 10.710     $ 10.300    $ 10.230    $ 10.070     $ 11.070
------------------------------------------------------------------------------------------------------------------------------------


Total Return/(3)/                                   7.68%       6.98%       8.64%        5.44%       6.71%      (4.56)%      13.61%
------------------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

Eaton Vance Municipals Funds  as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                  Maryland Fund (continued)
                                                       -----------------------------------------------------------------------------

                                                                                          Year Ended
                                                       -----------------------------------------------------------------------------

                                                                                  August 31,                               Sept. 30
                                                       --------------------------------------------------------------     ----------

                                                            1998/(1)/          1997       1996      1995   1994/(2)/        1993
                                                      --------------------  -----------------------------------------     ----------

                                                       Class A    Class B    Class B    Class B   Class B   Class B        Class B
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                $ 1,625   $103,307   $105,671   $109,243  $113,826   $116,721      $ 95,226
Ratios (As a percentage of average daily net assets):
    Net expenses/(4)(5)/                                  0.82%      1.56%      1.57%      1.57%     1.50%      1.43%/(6)/    1.43%
    Net expenses after custodian fee reduction/(4)/       0.78%      1.52%      1.54%      1.55%       --         --            --
    Net investment income                                 4.76%      4.05%      4.30%      4.46%     4.82%      4.44%/(6)/    4.28%
Portfolio Turnover/(7)/                                     --         --         --         --        --        --             12%
------------------------------------------------------------------------------------------------------------------------------------


+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):

    Expenses/(4)/                                                                                                              1.48%
    Net investment income                                                                                                      4.23%

Net investment income per share                                                                                             $ 0.461
------------------------------------------------------------------------------------------------------------------------------------


/(1)/ Net investment income per share was computed using average shares outstanding.
/(2)/ For the eleven month period ended August 31, 1994.
/(3)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(4)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(5)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service provider. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(6)/ Annualized.
/(7)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.



                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                     Missouri Fund
                                             ---------------------------------------------------------------------------------------
                                                                                       Year Ended
                                             ---------------------------------------------------------------------------------------
                                                                              August 31,                                  Sept. 30,
                                             --------------------------------------------------------------------------  -----------
                                                       1998              1997         1996         1995       1994/(1)/     1993
                                             -----------------------  -------------------------------------------------  -----------
                                               Class A      Class B     Class B      Class B      Class B     Class B     Class B
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- Beginning of year            $ 9.930     $11.010     $10.510      $10.510     $10.240     $11.250      $10.400
------------------------------------------------------------------------------------------------------------------------------------



Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                           $ 0.503     $ 0.477     $ 0.478      $ 0.476     $ 0.477     $ 0.423      $ 0.470
Net realized and unrealized gain (loss)           0.334       0.364       0.493        0.003       0.289      (0.904)       1.005
------------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from operations             $ 0.837     $ 0.841     $ 0.971      $ 0.479     $ 0.766     $(0.481)     $ 1.475
------------------------------------------------------------------------------------------------------------------------------------



Less distributions
------------------------------------------------------------------------------------------------------------------------------------

From net investment income                      $(0.497)    $(0.471)    $(0.471)     $(0.476)    $(0.477)    $(0.423)     $(0.470)
In excess of net investment income                   --          --          --       (0.003)     (0.019)     (0.084)      (0.128)
In excess of net realized gain                       --          --          --           --          --      (0.022)      (0.027)
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                             $(0.497)    $(0.471)    $(0.471)     $(0.479)    $(0.496)    $(0.529)     $(0.625)
------------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of year                  $10.270     $11.380     $11.010      $10.510     $10.510     $10.240      $11.250
------------------------------------------------------------------------------------------------------------------------------------


Total Return /(2)/                                 8.61%       7.81%       9.42%        4.60%       7.82%      (4.33)%      14.66%
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Funds  as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                   Missouri Fund (continued)
                                                   --------------------------------------------------------------------------------
                                                                                           Year Ended
                                                   --------------------------------------------------------------------------------
                                                                              August 31,                                 Sept. 30,
                                                   -----------------------------------------------------------------   ------------
                                                            1998             1997       1996      1995      1994/(1)/       1993
                                                   -----------------------  ----------------------------------------   ------------
                                                       Class A   Class B     Class B   Class B   Class B    Class B       Class B
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data/+/
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                $ 2,665   $ 71,586  $ 77,479   $ 82,385   $ 89,811   $ 91,227     $ 76,653
Ratios (As a percentage of average daily net assets):
    Net expenses /(3)//(4)/                               0.79%      1.56%     1.57%      1.56%      1.53%      1.49%/(5)/   1.52%
    Net expenses after custodian fee reduction /(3)/      0.77%      1.54%     1.56%      1.54%        --        --            --
    Net investment income                                 5.00%      4.25%     4.44%      4.47%      4.72%      4.30%/(5)/   4.23%

Portfolio Turnover /(6)/                                    --         --        --         --         --         --           14%
-----------------------------------------------------------------------------------------------------------------------------------

/+/ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses /(3)/                                                                                                           1.55%
    Net investment income                                                                                                    4.20%
Net investment income per share                                                                                           $ 0.467
-----------------------------------------------------------------------------------------------------------------------------------

/(1)/  For the eleven month period ended August 31, 1994.

/(2)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

/(3)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(4)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service provider. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

/(5)/  Annualized.

/(6)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                      North Carolina Fund
                                                       -----------------------------------------------------------------------------
                                                                                          Year Ended
                                                       -----------------------------------------------------------------------------
                                                                              August 31,                                   Sept. 30,
-------------------------------------------------------------------------------------------------------------------------- ---------
                                                            1998/(1)/       1997      1996       1995         1994/(2)/     1993
                                                       ------------------ ------------------------------------------------ ---------
                                                       Class A   Class B    Class B   Class B    Class B      Class B       Class B
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                   $ 9.610   $10.340    $ 9.970   $ 9.960    $ 9.970      $10.940      $10.300
-----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  $ 0.490   $ 0.447    $ 0.452   $ 0.452    $ 0.466      $ 0.423      $ 0.468
Net realized and unrealized gain (loss)                  0.282     0.303      0.378     0.026      0.011/(3)/  (0.895)       0.794
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                    $ 0.772   $ 0.750    $ 0.830   $ 0.478    $ 0.477      $(0.472)     $ 1.262
-----------------------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                             $(0.490)  $(0.447)   $(0.455)  $(0.455)   $(0.466)     $(0.423)     $(0.468)
In excess of net investment income                      (0.012)   (0.013)    (0.005)   (0.013)    (0.021)      (0.075)      (0.120)
In excess of net realized gain                              --        --         --        --         --           --       (0.034)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $(0.502)  $(0.460)   $(0.460)  $(0.468)   $(0.487)     $(0.498)     $(0.622)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                         $ 9.880   $10.630    $10.340   $ 9.970    $ 9.960      $ 9.970      $10.940
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(4)/                                         8.22%     7.42%      8.50%     4.83%      5.03%       (4.40)%      12.69%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                $12,967  $139,325   $151,564  $169,889   $188,450     $192,667     $173,828
Ratios (As a percentage of average daily net assets):
    Expenses/(5)(6)/                                      0.83%     1.58%      1.60%     1.59%      1.51%        1.42%/(7)/   1.52%
    Expenses after custodian fee reduction/(5)/           0.80%     1.55%      1.58%     1.54%        --           --           --
    Net investment income                                 5.03%     4.26%      4.48%     4.47%      4.78%        4.43%/(7)/   4.34%
Portfolio Turnover/(8)/                                     --        --         --        --         --           --           16%
-----------------------------------------------------------------------------------------------------------------------------------

/(1)/Net investment income per share was computed using average shares outstanding.
/(2)/For the eleven month period ended August 31, 1994.
/(3)/The per share amounts are not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
/(4)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(5)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(6)/The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service provider. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(7)/Annualized.
/(8)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                      Oregon Fund
                                                      -----------------------------------------------------------------------------
                                                                                      Year Ended
                                                      -----------------------------------------------------------------------------
                                                                                    August 31,                            Sept. 30,
                                                      -----------------------------------------------------------------   ---------
                                                             1998/(1)/       1997       1996       1995       1994/(2)/    1993
                                                      --------------------  -------------------------------------------   ---------
                                                       Class A    Class B    Class B    Class B    Class B    Class B      Class B
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                   $ 9.600    $10.510    $10.240    $10.310    $10.090    $11.130      $10.270
-----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  $ 0.483    $ 0.450    $ 0.456    $ 0.450    $ 0.455    $ 0.415      $ 0.459
Net realized and unrealized gain (loss)                  0.275      0.292      0.266     (0.061)     0.241     (0.869)       0.983
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                    $ 0.758    $ 0.742    $ 0.722    $ 0.389    $ 0.696    $(0.454)     $ 1.442
-----------------------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                             $(0.483)   $(0.451)   $(0.452)   $(0.457)   $(0.455)   $(0.415)     $(0.459)
In excess of net investment income                      (0.005)    (0.001)        --     (0.002)    (0.021)    (0.078)      (0.117)
From net realized gain                                      --         --         --         --         --     (0.093)      (0.006)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $(0.488)   $(0.452)   $(0.452)   $(0.459)   $(0.476)   $(0.586)     $(0.582)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                         $ 9.870    $10.800    $10.510    $10.240    $10.310    $10.090      $11.130
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(3)/                                         8.08%      7.22%      7.20%      3.80%      7.22%     (4.21)%      14.47%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                $   914    $102,571   $112,586   $128,580   $145,056   $151,127    $128,229
Ratios (As a percentage of average daily net assets):
    Expenses/(4)(5)/                                      0.78%       1.56%      1.63%      1.56%      1.53%      1.43%/(6)/  1.55%
    Expenses after custodian fee reduction/(4)/           0.78%       1.56%      1.63%      1.53%        --         --          --
    Net investment income                                 4.95%       4.22%      4.41%      4.33%      4.59%      4.28%/(6)/  4.22%
Portfolio Turnover/(7)/                                     --         --         --         --         --         --           23%
-----------------------------------------------------------------------------------------------------------------------------------

/(1)/Net investment income per share was computed using average shares outstanding.
/(2)/For the eleven month period ended August 31, 1994.
/(3)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(4)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(5)/The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service provider. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(6)/Annualized.
/(7)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                South Carolina Fund
                                               ------------------------------------------------------------------------------------
                                                                                     Year Ended
                                               ------------------------------------------------------------------------------------
                                                                               August 31,                                 Sept. 30,
                                               ------------------------------------------------------------------------- -----------
                                                          1998             1997         1996        1995       1994/(1)/   1993/(2)/
                                               -----------------------  ------------------------------------------------ -----------
                                                  Class A     Class B     Class B      Class B     Class B     Class B      Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year              $ 9.760     $10.380     $10.020      $10.000     $ 9.940     $10.890      $10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                             $ 0.495     $ 0.455     $ 0.463      $ 0.467     $ 0.460     $ 0.408      $ 0.461
Net realized and unrealized gain (loss)             0.328       0.352       0.364        0.021       0.071      (0.870)       0.986
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations               $ 0.823     $ 0.807     $ 0.827      $ 0.488     $ 0.531     $(0.462)     $ 1.447
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                        $(0.493)    $(0.467)    $(0.467)     $(0.468)    $(0.460)    $(0.408)     $(0.461)
In excess of net investment income                     --          --          --           --      (0.011)     (0.080)      (0.096)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                               $(0.493)    $(0.467)    $(0.467)     $(0.468)    $(0.471)    $(0.488)     $(0.557)
------------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of year                    $10.090     $10.720     $10.380      $10.020     $10.000     $ 9.940      $10.890
------------------------------------------------------------------------------------------------------------------------------------


Total Return /(3)/                                   8.62%       7.96%       8.41%        4.92%       5.64%      (4.33)%      14.50%
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds  as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                             South Carolina Fund (continued)
                                                    --------------------------------------------------------------------------------
                                                                                       Year Ended
                                                    --------------------------------------------------------------------------------
                                                                                 August 31,                               Sept. 30,
                                                    ------------------------------------------------------------------  ------------
                                                              1998            1997       1996       1995     1994/(1)/    1993/(2)/
                                                    ----------------------  ------------------------------------------  ------------
                                                       Class A    Class B    Class B    Class B    Class B    Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data /+/
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                $ 1,316    $48,562    $52,686    $57,217    $59,955  $59,878    $43,169
Ratio (As a percentage of average daily net assets):
    Net expenses /(4)//(5)/                               0.77%      1.52%      1.63%      1.60%      1.49%    1.36%/(6)/ 1.07%/(6)/
    Net expenses after custodian fee reduction /(4)/      0.76%      1.51%      1.62%      1.58%        --       --         --
    Net investment income                                 5.03%      4.30%      4.50%      4.60%      4.77%    4.27%(6)   4.22%(6)
Portfolio Turnover /(7)/                                    --         --         --         --         --        3%        13%
------------------------------------------------------------------------------------------------------------------------------------

/+/ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratio (As a percentage of average daily net assets):
    Expenses /(4)/                                                                                                        1.44%/(6)/
    Net investment income                                                                                                 3.85%/(6)/
Net investment income per share                                                                                        $ 0.421
------------------------------------------------------------------------------------------------------------------------------------

/(1)/  For the eleven month period ended August 31, 1994.
/(2)/ For the period from the start of business, October 2, 1992, to September 30, 1993.
/(3)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(4)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(5)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service provider. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(6)/  Annualized.
/(7)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------
Financial Highlights


                                                                                         Tennessee Fund
                                              --------------------------------------------------------------------------------------

                                                                                           Year Ended
                                              --------------------------------------------------------------------------------------

                                                                                August 31,                                Sept. 30,
                                              -------------------------------------------------------------------------  -----------

                                                     1998/(1)/            1997         1996        1995      1994/(2)/      1993
                                              ----------------------   -----------------------------------------------   -----------

                                                Class A      Class B     Class B      Class B     Class B     Class B      Class B
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- Beginning of year            $ 9.740      $10.580     $10.150      $10.110     $10.020     $11.070      $10.010
------------------------------------------------------------------------------------------------------------------------------------



Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                           $ 0.491      $ 0.444     $ 0.453      $ 0.457     $ 0.468     $ 0.426      $ 0.466
Net realized and unrealized gain (loss)           0.257        0.266       0.436        0.059       0.115      (0.848)       1.158
------------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from operations             $ 0.748      $ 0.710     $ 0.889      $ 0.516     $ 0.583     $(0.422)     $ 1.624
------------------------------------------------------------------------------------------------------------------------------------



Less distributions
------------------------------------------------------------------------------------------------------------------------------------

From net investment income                      $(0.491)     $(0.444)    $(0.453)     $(0.475)    $(0.468)    $(0.426)     $(0.466)
In excess of net investment income               (0.017)      (0.006)     (0.006)      (0.001)     (0.025)     (0.071)      (0.098)
From net realized gain                               --           --          --           --          --      (0.094)          --
In excess of net realized gain                       --           --          --           --          --      (0.037)          --
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                             $(0.508)     $(0.450)    $(0.459)     $(0.476)    $(0.493)    $(0.628)     $(0.564)
------------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of year                  $ 9.980      $10.840     $10.580      $10.150     $10.110     $10.020      $11.070
------------------------------------------------------------------------------------------------------------------------------------


Total Return /(3)/                                 7.85%        6.86%       8.95%        5.16%       6.12%      (3.93)%      16.97%
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Funds  as of August 31, 1998
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------
Financial Highlights

                                                                                   Tennessee Fund (continued)
                                              --------------------------------------------------------------------------------------

                                                                                           Year Ended
                                              --------------------------------------------------------------------------------------

                                                                                August 31,                                Sept. 30,
                                              -------------------------------------------------------------------------  -----------

                                                           1998/(1)/         1997        1996       1995     1994/(2)/      1993
                                              ---------------------------  ------------------------------------------    -----------

                                                      Class A    Class B    Class B     Class B    Class B    Class B      Class B
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000's omitted)               $ 3,413    $50,090    $51,712     $54,533    $57,484    $55,379      $39,648
Ratios (As a percentage of average daily net assets):
    Net expenses /(4)//(5)/                              0.67%      1.52%      1.54%       1.53%      1.47%      1.37%/(6)/   1.30%
    Net expenses after custodian fee reduction /(4)/     0.65%      1.50%      1.53%       1.51%        --         --           --
Net investment income                                    4.94%      4.14%      4.39%       4.45%      4.77%      4.44%/(6)/   4.24%
Portfolio Turnover /(7)/                                   --         --         --          --         --         --           28%
------------------------------------------------------------------------------------------------------------------------------------

+   The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
     Expenses /(4)/                                                                                                           1.61%
     Net investment income                                                                                                    3.93%
Net investment income per share                                                                                            $ 0.432
------------------------------------------------------------------------------------------------------------------------------------


/(1)/ Net investment income per share was computed using average shares outstanding.

/(2)/  For the eleven month period ended August 31, 1994.

/(3)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

/(4)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(5)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service provider. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

/(6)/  Annualized.

/(7)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 1998
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------
Financial Highlights


                                                                                     Virginia Fund
                                                      ------------------------------------------------------------------------------
                                                                                       Year Ended
                                                      ------------------------------------------------------------------------------
                                                                                     August 31,                            Sept. 30,
                                                      -----------------------------------------------------------------    ---------
                                                           1998/(1)/          1997       1996       1995      1994/(2)/      1993
                                                      --------------------  -------------------------------------------    ---------
                                                       Class A    Class B    Class B    Class B    Class B     Class B      Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                   $ 9.620    $10.630    $10.260    $10.260    $10.120     $11.060      $10.460
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  $ 0.483    $ 0.454    $ 0.467    $ 0.471    $ 0.479     $ 0.438      $ 0.483
Net realized and unrealized gain (loss)                  0.277      0.312      0.369      0.006      0.161      (0.864)       0.762
------------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from operations                    $ 0.760    $ 0.766    $ 0.836    $ 0.477    $ 0.640     $(0.426)     $ 1.245
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                             $(0.483)   $(0.454)   $(0.466)   $(0.471)   $(0.479)    $(0.438)     $(0.483)
In excess of net investment income                      (0.027)    (0.012)        --     (0.006)    (0.021)     (0.076)      (0.130)
From net realized gain                                      --         --         --         --         --          --       (0.022)
In excess of net realized gain                              --         --         --         --         --          --       (0.010)
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                                    $(0.510)   $(0.466)   $(0.466)   $(0.477)   $(0.500)    $(0.514)     $(0.645)
------------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of year                         $ 9.870    $10.930    $10.630    $10.260    $10.260     $10.120      $11.060
------------------------------------------------------------------------------------------------------------------------------------


Total Return /(3)/                                        8.08%      7.37%      8.31%      4.67%      6.62%      (3.95)%      12.33%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                $ 2,117    $148,902   $159,603   $175,918   $189,535    $193,420    $175,426
Ratios (As a percentage of average daily net assets):
    Expenses /(4)//(5)/                                   0.85%       1.59%      1.60%      1.56%      1.50%       1.44%(6)    1.52%
    Expenses after custodian fee reduction /(4)/          0.83%       1.57%      1.57%      1.53%        --          --          --
    Net investment income                                 4.92%       4.21%      4.47%      4.52%      4.81%       4.51%(6)    4.42%
Portfolio Turnover /(7)/                                    --          --         --         --         --          --          27%
------------------------------------------------------------------------------------------------------------------------------------


/(1)/ Net investment income per share was computed using average shares outstanding.

/(2)/  For the eleven month period ended August 31, 1994.

/(3)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

/(4)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(5)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service provider. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

/(6)/  Annualized.

/(7)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds  as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-nine Funds, twelve of which, each non-diversified, are included in these financial statements. They include Eaton Vance Alabama Municipals Fund ("Alabama Fund"), Eaton Vance Arkansas Municipals Fund ("Arkansas Fund"), Eaton Vance Georgia Municipals Fund ("Georgia Fund"), Eaton Vance Kentucky Municipals Fund ("Kentucky Fund"), Eaton Vance Louisiana Municipals Fund ("Louisiana Fund"), Eaton Vance Maryland Municipals Fund ("Maryland Fund"), Eaton Vance Missouri Municipals Fund ("Missouri Fund"), Eaton Vance North Carolina Municipals Fund ("North Carolina Fund"), Eaton Vance Oregon Municipals Fund ("Oregon Fund"), Eaton Vance South Carolina Municipals Fund ("South Carolina Fund"), Eaton Vance Tennessee Municipals Fund ("Tennessee Fund") and Eaton Vance Virginia Municipals Fund ("Virginia Fund"). The Funds offer two classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Alabama Fund invests its assets in the Alabama Municipals Portfolio, the Arkansas Fund invests its assets in the Arkansas Municipals Portfolio, the Georgia Fund invests its assets in the Georgia Municipals Portfolio, the Kentucky Fund invests its assets in the Kentucky Municipals Portfolio, the Louisiana Fund invests its assets in the Louisiana Municipals Portfolio, the Maryland Fund invests its assets in the Maryland Municipals Portfolio, the Missouri Fund invests its assets in the Missouri Municipals Portfolio, the North Carolina Fund invests its assets in the North Carolina Municipals Portfolio, the Oregon Fund invests its assets in the Oregon Municipals Portfolio, the South Carolina Fund invests its assets in the South Carolina Municipals Portfolio, the Tennessee Fund invests its assets in the Tennessee Municipals Portfolio and the Virginia Fund invests its assets in the Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (approximately 100% at August 31, 1998, for each Fund). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

   B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

   C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1998, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. A portion of such capital loss carryovers were acquired through the Fund Reorganization (see Note 8) and may be subject to certain limitations. The amounts and expiration dates of the capital loss carryovers are as follows:

Eaton Vance Municipals Funds as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


     Fund                     Amount                          Expires
     ---------------------------------------------------------------------------
     Alabama Fund             $   94,556                      August 31, 2005
                                 988,165                      August 31, 2004
                               1,959,872                      August 31, 2003
                                 223,327                      August 31, 2002

     Arkansas Fund               251,575                      August 31, 2005
                               1,818,024                      August 31, 2004
                                 345,312                      August 31, 2003

     Georgia Fund              6,662,979                      August 31, 2004

     Kentucky Fund               233,391                      August 31, 2005
                               2,773,213                      August 31, 2004

     Louisiana Fund              250,387                      August 31, 2005
                               1,714,365                      August 31, 2004

     Maryland Fund                    35                      August 31, 2005
                               1,328,059                      August 31, 2004
                                      97                      August 31, 2003

     Missouri Fund               113,141                      August 31, 2005
                               1,413,730                      August 31, 2004

     North Carolina Fund          73,745                      August 31, 2005
                               8,479,506                      August 31, 2004
                                 997,556                      August 31, 2003

     Oregon Fund                 924,680                      August 31, 2005
                               3,219,725                      August 31, 2004

     South Carolina Fund         183,416                      August 31, 2005
                               2,881,146                      August 31, 2004
                                 266,269                      August 31, 2003
                                 109,330                      August 31, 2002

     Tennessee Fund              246,996                      August 31, 2005
                               1,536,409                      August 31, 2004

     Virginia Fund             6,252,812                      August 31, 2004


   Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

   D Deferred Organization Expenses -- Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

   E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

   F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   G Other -- Investment transactions are accounted for on a trade date basis.


2  Distributions to Shareholders
   -----------------------------------------------------------------------------
   The net income of each Fund is determined daily, and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

   The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement

Eaton Vance Municipals Funds as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D



   purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended August 31, 1998, the following reclassifications were made due to permanent differences between book and tax accounting for reallocation of gain/loss:

     Georgia Fund                                         Increase/Decrease
    -----------------------------------------------------------------------
     Accumulated undistributed (distributions in
       excess of) net investment income                               3,064

     Paid in capital                                                 (3,064)
    -----------------------------------------------------------------------

     Louisiana Fund                                       Increase/Decrease
    -----------------------------------------------------------------------
     Accumulated undistributed (distributions
       in excess of) net investment income                           38,421

     Paid in capital                                                (38,421)
    -----------------------------------------------------------------------

     North Carolina Fund                                  Increase/Decrease
    -----------------------------------------------------------------------
     Accumulated undistributed (distributions in
       excess of) net investment income                             229,474

     Paid in capital                                               (229,474)
    -----------------------------------------------------------------------

     Virginia Fund                                        Increase/Decrease
    -----------------------------------------------------------------------
     Accumulated undistributed (distributions in
       excess of) net investment income                              28,602

     Paid in capital                                                (28,602)
   ------------------------------------------------------------------------

   Net investment income, net realized gains, and net assets were not affected by these reclassifications.

   The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1999, and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes. Transactions in Fund shares were as follows:


                                                      Alabama Fund
                                      --------------------------------------
                                          Year Ended         Year Ended
                                          August 31, 1998    August 31, 1997
                                      --------------------------------------
                                       Class A      Class B         Class B
----------------------------------------------------------------------------
     Sales                              96,942        392,145        320,982

     Issued to shareholders
       electing to receive
       payments of distributions
       in Fund shares                   12,052        183,966        207,245

     Redemptions                      (187,576)    (1,345,698)    (1,391,666)

     Issued to EV Traditional
       Municipals shareholders         590,481             --             --
----------------------------------------------------------------------------
     Net increase(decrease)            511,899       (769,587)      (863,439)
----------------------------------------------------------------------------

                                                    Arkansas Fund
                                      --------------------------------------
                                       Year Ended             Year Ended
                                       August 31, 1998       August 31, 1997
                                      --------------------------------------
                                        Class A      Class B        Class B
-----------------------------------------------------------------------------
     Sales                              18,182        236,560        143,949

     Issued to shareholders
       electing to receive
       payments of distributions
       in Fund shares                    2,761        113,885        130,882

     Redemptions                       (13,548)    (1,124,754)    (1,589,210)

     Issued to EV Traditional
       Municipals shareholders         120,288             --             --
----------------------------------------------------------------------------
     Net increase (decrease)           127,683       (774,309)    (1,314,379)
----------------------------------------------------------------------------

                                                   Georgia Fund
                                      --------------------------------------
                                       Year Ended           Year Ended
                                       August 31, 1998      August 31, 1997
                                      --------------------------------------
                                      Class A       Class B         Class B
----------------------------------------------------------------------------
     Sales                              41,385        430,422        441,579

     Issued to shareholders
       electing to receive
       payments of distributions
       in Fund shares                    4,967        166,705        192,185

     Redemptions                       (22,370)    (1,608,037)    (2,356,341)

     Issued to EV Traditional
       Municipals shareholders         186,097             --             --
----------------------------------------------------------------------------
     Net increase(decrease)            210,079     (1,010,910)    (1,722,577)
----------------------------------------------------------------------------

Eaton Vance Municipals Funds as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


                                              Kentucky Fund
                               -------------------------------------------
                                 Year Ended               Year Ended
                                 August 31, 1998          August 31, 1997
                               -------------------------------------------
                                    Class A       Class B         Class B
--------------------------------------------------------------------------
   Sales                              55,826        477,522        382,603

   Issued to shareholders
     electing to receive
     payments of distributions
     in Fund shares                    5,205        251,649        284,793

   Redemptions                       (72,837)    (1,970,750)    (2,186,957)

   Issued to EV Traditional
     Municipals shareholders         143,269             --             --
--------------------------------------------------------------------------
   Net increase  (decrease)          131,463     (1,241,579)    (1,519,561)
--------------------------------------------------------------------------



                                              Louisiana Fund
                               -------------------------------------------
                                       Year Ended         Year Ended
                                       August 31, 1998    August 31, 1997
                               -------------------------------------------
                                        Class A     Class B      Class B
--------------------------------------------------------------------------
   Sales                                 313,546      186,443      222,047
   Issued to shareholders
     electing to receive
     payments of distributions
     in Fund shares                        8,780       67,357       69,196

   Redemptions                           (75,541)    (373,866)    (497,956)

   Issued to EV Traditional
     Municipals shareholders             242,164           --           --
--------------------------------------------------------------------------
   Net increase (decrease)               488,949     (120,066)    (206,713)
--------------------------------------------------------------------------

                                                 Maryland Fund
                               -------------------------------------------
                                       Year Ended         Year Ended
                                       August 31, 1998    August 31, 1997
                               -------------------------------------------
                                        Class A     Class B      Class B
--------------------------------------------------------------------------
   Sales                                  52,926      705,126      549,185

   Issued to shareholders
     electing to receive
     payments of distributions
     in Fund shares                        4,317      208,732      232,372

   Redemptions                           (28,207)  (1,369,032)  (1,524,095)

   Issued to EV Traditional
     Municipals shareholders             132,577           --           --
--------------------------------------------------------------------------
   Net increase (decrease)               161,613     (455,174)    (742,538)
--------------------------------------------------------------------------


                                                 Missouri Fund
                               -------------------------------------------
                                       Year Ended           Year Ended
                                       August 31, 1998      August 31, 1997
                               -------------------------------------------
                                     Class A     Class B          Class B

   Sales                                  68,428      315,672      186,027

   Issued to shareholders
     electing to receive
     payments of distributions
     in Fund shares                        6,805      139,565      158,432

   Redemptions                           (37,078)  (1,202,462)  (1,144,910)

   Issued to EV Traditional
     Municipals shareholders             221,323           --           --
--------------------------------------------------------------------------
   Net increase(decrease)                259,478     (747,225)    (800,451)
--------------------------------------------------------------------------

                                            North Carolina Fund
                               -------------------------------------------
                                      Year Ended            Year Ended
                                      August 31, 1998     August 31,  1997
                               -------------------------------------------
                                       Class A     Class B        Class B
--------------------------------------------------------------------------
   Sales                                 336,246      535,860      454,728

   Issued to shareholders
     electing to receive
     payments of distributions
     in Fund shares                       20,900      299,045      349,575

   Redemptions                          (650,119)  (2,392,924)  (3,186,918)

   Issued to EV Traditional
     Municipals  shareholders          1,605,302           --           --
--------------------------------------------------------------------------
   Net increase(decrease)              1,312,329   (1,558,019)  (2,382,615)
--------------------------------------------------------------------------


                                                 Oregon Fund
                               -------------------------------------------
                                     Year Ended           Year Ended
                                     August 31, 1998      August 31, 1997
                               -------------------------------------------
                                     Class A     Class B          Class B
--------------------------------------------------------------------------
   Sales                                  24,544      312,672      517,033

   Issued to shareholders
     electing to receive
     payments of distributions
     in Fund shares                        2,921      239,123      282,470

   Redemptions                           (10,284)  (1,770,810)  (2,633,847)

   Issued to EV Traditional
     Municipals shareholders              75,426           --           --
--------------------------------------------------------------------------
   Net increase(decrease)                 92,607   (1,219,015)  (1,834,344)
--------------------------------------------------------------------------

Eaton Vance Municipals Funds as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D




                                              South Carolina Fund
                                     ---------------------------------------
                                        Year Ended           Year Ended
                                        August 31, 1998      August 31, 1997
                                     ---------------------------------------
                                       Class A     Class B         Class B
----------------------------------------------------------------------------
   Sales                                 23,792     213,365          188,272

   Issued to shareholders
      electing to receive
      payments of distributions
      in Fund shares                      3,412      93,082          106,519

   Redemptions

                                         (5,801)   (850,327)        (927,151)

   Issued to EV Traditional
      Municipals shareholders           109,050          --               --
----------------------------------------------------------------------------
   Net increase (decrease)              130,453    (543,880)        (632,360)
----------------------------------------------------------------------------


                                                  Tennessee Fund
                                     ---------------------------------------
                                       Year Ended           Year Ended
                                       August 31, 1998      August 31, 1997
                                     ---------------------------------------
                                       Class A     Class B          Class B
----------------------------------------------------------------------------
   Sales                                 149,164       350,938       237,074

   Issued to shareholders
     electing to receive
     payments of distributions
     in Fund shares                        9,340       101,626       113,438

   Redemptions                           (67,357)     (720,704)     (831,841)

   Issued to EV Traditional
     Municipals shareholders             250,960            --            --
----------------------------------------------------------------------------
   Net increase(decrease)                342,107      (268,140)     (481,329)
----------------------------------------------------------------------------


                                                  Virginia Fund
                                     ---------------------------------------
                                       Year Ended           Year Ended
                                       August 31, 1998      August 31, 1997
                                     ---------------------------------------
                                        Class A     Class B         Class B
----------------------------------------------------------------------------
   Sales                                69,689        645,327        613,925

   Issued to shareholders
     electing to receive
     payments of distributions           4,299        310,137        353,174
     in Fund shares

   Redemptions                          (9,849)    (2,343,911)    (3,092,672)

   Issued to EV Traditional
     Municipals shareholders           150,372             --             --
----------------------------------------------------------------------------
   Net increase(decrease)              214,511     (1,388,447)    (2,125,573)
----------------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations. Except for Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $955, $463, $1,084, $1,277, $1,441, $987, $1,741, $1,536, $583,
   $578, $1,361 and $960 from the Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund, respectively as its portion of the sales charge on sales of Class A shares for the year ended August 31, 1998.

5 Distribution Plan

--------------------------------------------------------------------------------
   Each Fund has adopted a distribution plan (Class B Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service Plan (Class A Plans, the Plans). The Plans require the Class B shares to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Fund's Class B daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund's Class B shares will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund's Class B shares and, accordingly, reduces each Fund's Class B net assets. For the year ended August 31, 1998, the Class B shares of the Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana

Eaton Vance Municipals Funds as of August 31, 1998
NOTES TO FINANCIAL STATEMENTS CONT'D


    Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund paid $691,815, $434,913, $665,255, $872,503, $239,653, $779,861, $563,472, $1,084,915, $804,263,
    $384,035, $386,116 and $1,156,266 respectively to EVD, representing 0.75%
    (annualized) of each Fund's Class B average daily net assets. At August 31, 1998, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund were approximately $2,531,000, $1,795,000, $2,541,000, $3,008,000, $1,074,000,
    $2,972,000, $1,901,000, $3,942,000, $2,956,000, $1,552,000, $1,504,000 and
    $3,964,000 respectively.

    In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% per annum of each Fund's average daily net assets attributable to both Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the year ended August 31, 1998, Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $7,972, $1,759, $3,945, $2,482, $4,667, $2,632, $3,942, $23,089, $1,322, $2,331, $2,322 and $3,550,
    respectively, for Class A shares, and $174,736, $110,719, $166,201, $221,801, $54,321, $187,730, $135,276, $272,899, $193,017, $97,560, $92,668
    and $292,123 respectively for Class B shares. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Certain officers and Trustees of the Funds are officers or directors of EVD.


6 Contingent Deferred Sales Charge
--------------------------------------------------------------------------------
    A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $200,000, $166,000, $201,000, $267,000,
    $65,000, $208,000, $156,000, $294,000, $253,000, $134,000, $117,000 and
    $321,000 of CDSC paid by Class B shareholders of Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund respectively for the year ended August 31, 1998.

7   Investment Transactions

--------------------------------------------------------------------------------
    Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended August 31, 1998, were as follows:


    Alabama Fund
    ----------------------------------------------------------------------------
    Increases                                                       $  5,971,850
    Decreases                                                         20,427,780

    Arkansas Fund
    ----------------------------------------------------------------------------
    Increases                                                       $  3,190,175
    Decreases                                                         14,381,768

    Georgia Fund
    ----------------------------------------------------------------------------
    Increases                                                       $  5,270,754
    Decreases                                                         20,324,717

    Kentucky Fund
    ----------------------------------------------------------------------------
    Increases                                                       $  5,929,474
    Decreases                                                         25,613,276

Eaton Vance Municipals Funds as of August 31, 1998
NOTES TO FINANCIAL STATEMENTS CONT'D


    Louisiana Fund
    ----------------------------------------------------------------------------
    Increases                                                      $   5,706,360
    Decreases                                                          6,494,266

    Maryland Fund
    ----------------------------------------------------------------------------
    Increases                                                      $   8,581,280
    Decreases                                                         19,031,547

    Missouri Fund
    ----------------------------------------------------------------------------
    Increases                                                      $   4,493,837
    Decreases                                                         16,642,888

    North Carolina Fund
    ----------------------------------------------------------------------------
    Increases                                                      $   9,214,460
    Decreases                                                         36,965,507

    Oregon Fund
    ----------------------------------------------------------------------------
    Increases                                                      $   3,763,506
    Decreases                                                         22,431,429

    South Carolina Fund
    ----------------------------------------------------------------------------
    Increases                                                      $   2,733,381
    Decreases                                                         11,134,947

    Tennessee Fund
    ----------------------------------------------------------------------------
    Increases                                                      $   5,452,717
    Decreases                                                         10,088,250

    Virginia Fund
    ----------------------------------------------------------------------------
    Increases                                                      $   7,893,877
    Decreases                                                         31,043,370


8   Transfer of Assets
--------------------------------------------------------------------------------
    On September 1, 1997, EV Marathon Alabama Municipal Fund, EV Marathon Arkansas Municipal Fund, EV Marathon Georgia Municipal Fund, EV Marathon Kentucky Municipal Fund, EV Marathon Louisiana Municipal Fund, EV Marathon Maryland Municipal Fund, EV Marathon Missouri Municipal Fund, EV Marathon North Carolina Municipal Fund, EV Marathon Oregon Municipal Fund, EV Marathon South Carolina Municipal Fund, EV Marathon Tennessee Municipal Fund and EV Marathon Virginia Municipal Fund acquired the net assets of EV Traditional Alabama Municipals Fund, EV Traditional Arkansas Municipals Fund, EV Traditional Georgia Municipals Fund, EV Traditional Kentucky


    Municipals Fund, EV Traditional Louisiana Municipals Fund, EV Traditional Maryland Municipals Fund, EV Traditional Missouri Municipals Fund, EV Traditional North Carolina Municipals Fund, EV Traditional Oregon Municipals Fund, EV Traditional South Carolina Municipals Fund, EV Traditional Tennessee Municipals Fund and EV Traditional Virginia Municipals Fund, respectively, pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, the Funds, at the closing, issued Class A shares as follows:



                                           Aggregate     Net asset
                          Class A shares    value of     value per
       Fund                    issued     shares issued     share
       -----------------------------------------------------------
       Alabama Fund            590,481    $ 5,824,841      $ 9.86
       Arkansas Fund           120,288      1,180,015        9.81
       Georgia Fund            186,097      1,767,367        9.50
       Kentucky Fund           143,269      1,387,318        9.68
       Louisiana Fund          242,164      2,360,799        9.75
       Maryland Fund           132,577      1,300,861        9.81
       Missouri Fund           221,323      2,197,879        9.93
       North Carolina Fund   1,605,302     15,424,165        9.61
       Oregon Fund              75,426        724,248        9.60
       South Carolina Fund     109,050      1,063,786        9.76
       Tennessee Fund          250,960      2,445,040        9.74
       Virginia Fund           150,372      1,446,129        9.62

    The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The net assets acquired, including unrealized appreciation at the date of the transactions, were as follows:

                                                     Unrealized
                                   Acquired         appreciation
       Fund                       Net Assets       (depreciation)
       ----------------------------------------------------------
       Alabama Fund              $ 5,824,841         $341,598

       Arkansas Fund               1,180,015           36,550

       Georgia Fund                1,767,367           36,495

       Kentucky Fund               1,387,318           (3,075)

       Louisiana Fund              2,360,799          105,625

       Maryland Fund               1,300,861           20,996

       Missouri Fund               2,197,879          106,055

       North Carolina Fund        15,424,165          648,298

Eaton Vance Municipals Funds as of August 31, 1998
NOTES TO FINANCIAL STATEMENTS CONT'D

                                                     Unrealized
                                    Acquired        appreciation
      Fund                         Net Assets      (depreciation)
      -----------------------------------------------------------
      Oregon Fund                 $  724,248         $(11,883)
      South Carolina Fund          1,063,786           61,451
      Tennessee Fund               2,445,040           84,917
      Virginia Fund                1,446,129           81,920

    Directly after the merger, the combined net assets of the Funds and the net asset value of Class A shares and Class B shares were as follows:



                                            Class A net     Class B net
                                           asset value per asset value per
      Fund            Combined Net Assets      share          share
     ----------------------------------------------------------------
     Alabama Fund           $101,979,281    $   9.86      $   10.85
     Arkansas Fund            62,502,501        9.81          10.51
     Georgia Fund             94,895,135        9.50          10.14
     Kentucky Fund           122,763,591        9.68          10.41
     Louisiana Fund           34,356,710        9.75          10.31
     Maryland Fund           106,971,507        9.81          10.71
     Missouri Fund            79,677,006        9.93          11.01
     North Carolina Fund     166,988,286        9.61          10.34
     Oregon Fund             113,310,381        9.60          10.51
     South Carolina Fund      53,749,484        9.76          10.38
     Tennessee Fund           54,157,115        9.74          10.58
     Virginia Fund           161,049,047        9.62          10.63


9 Name Change

--------------------------------------------------------------------------------
    Effective September 1, 1997, the EV Marathon Alabama Municipals Fund, EV Marathon Arkansas Municipals Fund, EV Marathon Georgia Municipals Fund, EV Marathon Kentucky Municipals Fund, EV Marathon Louisiana Municipals Fund, EV Marathon Maryland Municipals Fund, EV Marathon Missouri Municipals Fund, EV Marathon North Carolina Municipals Fund, EV Marathon Oregon Municipals Fund, EV Marathon South Carolina Municipals Fund, EV Marathon Tennessee Municipals Fund and EV Marathon Virginia Municipals Fund changed their respective names to Eaton Vance Alabama Municipals Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisiana Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance North Carolina Municipals Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance South Carolina Municipals Fund, Eaton Vance Tennessee Municipals Fund and Eaton Vance Virginia Municipals Fund.

Eaton Vance Municipals Funds as of August 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of Eaton Vance Municipals Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities of Eaton Vance Alabama Municipals Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisiana Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance North Carolina Municipals Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance South Carolina Municipals Fund, Eaton Vance Tennessee Municipals Fund and Eaton Vance Virginia Municipals Fund (the Funds) (certain of the series of Eaton Vance Municipals Trust) as of August 31, 1998, the related statements of operations for the year then ended, and the statements of changes in net assets for the years ended August 31, 1998, and 1997 and financial highlights for each of the years in the four year period ended August 31, 1998, the eleven months ended August 31, 1994, and the year ended September 30, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Funds of Eaton Vance Municipals Trust at August 31, 1998, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



                                       DELOITTE & TOUCHE LLP
                                       Boston, Massachusetts
                                       October 2, 1998

Alabama Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Education -- 1.7%
--------------------------------------------------------------------------------
A3        NR        $1,500     Birmingham-Southern
                               College, 5.35%, 12/1/19           $ 1,552,170
--------------------------------------------------------------------------------
                                                                 $ 1,552,170
--------------------------------------------------------------------------------

Electric Utilities -- 0.6%
--------------------------------------------------------------------------------
Baa1      BBB+      $  500     Puerto Rico Electric Power
                               Authority, 6.375%, 7/1/24         $   570,690
--------------------------------------------------------------------------------
                                                                 $   570,690
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 8.4%
--------------------------------------------------------------------------------
NR        BBB       $  350     Gadsen East Medical Clinic
                               Board, (Baptist Hospital),
                               Prerefunded to 11/1/01,
                               7.60%, 11/1/08                    $   395,122
NR        BBB        2,000     Gadsen East Medical Clinic
                               Board, (Baptist Hospital),
                               Prerefunded to 11/1/01,
                               7.80%, 11/1/21                      2,269,660
Aaa       AAA        2,000     Huntsville, Health Care
                               Facilities, (MBIA),
                               Prerefunded to 6/1/04,
                               6.50%, 6/1/13                       2,284,600
A1        NR         1,600     University of Alabama,
                               Birmingham Medical and
                               Educational Foundation
                               Housing, Prerefunded to
                               12/1/99, 7.00%, 12/1/19             1,698,560
Aaa       AAA        1,000     West Morgan-East Lawrence,
                               Water Authority, (FSA),
                               Prerefunded to 8/15/04,
                               6.85%, 8/15/25                      1,166,350
--------------------------------------------------------------------------------
                                                                 $ 7,814,292
--------------------------------------------------------------------------------

General Obligations -- 1.5%
--------------------------------------------------------------------------------
Baa1      A         $1,100     Puerto Rico Aqueduct and
                               Sewer Authority, 5.00%, 7/1/19    $ 1,089,385
Baa1      A            650     Puerto Rico, Public
                               Improvement, 0.00%, 7/1/15            285,864
--------------------------------------------------------------------------------
                                                                 $ 1,375,249
--------------------------------------------------------------------------------

Hospitals -- 14.1%
--------------------------------------------------------------------------------
NR        BBB       $3,000     Alexander City, Special
                               Care, (Russell Hospital),
                               6.00%, 12/1/22                    $ 3,137,190
Baa3      BBB-       1,000     Baldwin County, (Thomas
                               Hospital), 6.75%, 4/1/21            1,097,370
Baa3      NR         1,000     Cullman Medical Clinic
                               Board, (Cullman Regional
                               Medical Center), 6.50%, 2/15/23     1,070,500
A3        NR         3,550     Jasper Medical Clinic Board,
                               (Walker Regional Medical
                               Center), 6.375%, 7/1/18/(1)/        3,754,479
A3        NR         1,000     Jasper Medical Clinic Board,
                               (Walker Regional Medical
                               Center), 6.40%, 7/1/11              1,062,410
Baa3      BBB        2,000     Marshall, (Boaz-Albertville
                               Medical Center), 7.00%, 1/1/20      2,223,720
A         A-           745     Montgomery, Medical Clinic
                               Board, (Jackson Hospital),
                               7.00%, 3/1/15                         790,661
--------------------------------------------------------------------------------
                                                                 $13,136,330
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 11.4%
--------------------------------------------------------------------------------
Baa1      BBB       $1,200     Courtland, (Champion
                               International Corp.),
                               7.20%, 12/1/13                    $ 1,331,712
Baa1      BBB        2,000     Courtland, (Champion
                               International Corp.),
                               (AMT), 6.50%, 9/1/25                2,180,700
Baa1      BBB          550     Courtland, (Champion
                               International Corp.),
                               (AMT), 7.00%, 6/1/22                  601,519
Baa3      BBB-       3,020     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.25%, 6/1/26                       3,289,777
A3        A-         1,000     Selma, Solid Waste
                               Disposal, (International
                               Paper), (AMT), 6.00%, 12/1/17       1,054,070
A2        A+         2,000     Tallahassee, (United Tech),
                               6.10%, 8/1/14                       2,190,000
--------------------------------------------------------------------------------
                                                                 $10,647,778
--------------------------------------------------------------------------------

Insured-Education -- 8.4%
--------------------------------------------------------------------------------
AAA       AAA       $2,000     Alabama Agricultural and
                               Mechanical University,
                               (MBIA), 5.00%, 11/1/25            $ 1,980,780
Aaa       AAA        1,330     Alabama State Board of
                               Education, (AMBAC), 5.25%, 9/1/17   1,352,796
Aaa       AAA        2,500     University of Alabama,
                               Student Housing, (MBIA),
                               5.00%, 6/1/16                       2,508,575


                       See notes to financial statements

Alabama Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Insured-Education (continued)
--------------------------------------------------------------------------------
Aaa       AAA       $2,000     University of South
                               Alabama, Tuition, (AMBAC),
                               5.00%, 11/15/15                   $ 2,025,180
--------------------------------------------------------------------------------
                                                                 $ 7,867,331
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 2.5%
--------------------------------------------------------------------------------
Aaa       AAA       $2,000     Columbia, (Alabama Power),
                               (AMBAC), 6.50%, 9/1/23            $ 2,088,620
Aaa       AAA          250     Puerto Rico Electric Power
                               Authority, "STRIPES", (FSA),
                               Variable Rate, 7/1/03/(2)/            288,438
--------------------------------------------------------------------------------
                                                                 $ 2,377,058
--------------------------------------------------------------------------------

Insured-General Obligations -- 10.3%
--------------------------------------------------------------------------------
Aaa       AAA       $  500     Daphne, (AMBAC),
                               5.125%, 4/1/17                    $   506,625
Aaa       AAA          250     Fairfield City, (AMBAC),
                               6.30%, 6/1/22                         276,208
Aaa       AAA        1,000     Greenville, (AMBAC),
                               5.25%, 12/1/21                      1,015,370
Aaa       AAA        2,000     Madison, Warrants (MBIA),
                               5.00%, 9/1/27/(3)/                  1,977,360
Aaa       AAA        3,250     Madison, Warrants, (MBIA),
                               6.00%, 2/1/24                       3,540,355
AAA       AAA        4,000     Mobile, (MBIA),
                               0.00%, 8/15/20                      1,269,480
Aaa       AAA          500     North Port, (AMBAC),
                               5.70%, 3/1/21                         533,810
Aaa       AAA          500     Troy City, (CAPG),
                               6.60%, 6/1/12                         555,975
--------------------------------------------------------------------------------
                                                                 $ 9,675,183
--------------------------------------------------------------------------------

Insured-Hospitals -- 6.7%
--------------------------------------------------------------------------------
AAA       AAA       $2,000     Anniston Regional Medical
                               Center Board, (AMBAC),
                               5.125%, 6/1/28                    $ 1,997,420
Aaa       AAA        1,810     Bessemer, Medical Clinic
                               Board, (MBIA), 6.00%, 5/15/19       1,980,249
Aaa       AAA          750     Montgomery, Special Tax
                               Care Facilities Authority,
                               (Baptist Medical Center),
                               (AMBAC), 5.00%, 5/1/20                739,695
Aaa       AAA        1,500     University of Alabama, Hospital
                               Revenue - Birmingham, (MBIA),
                               5.00%, 10/1/14                      1,509,270
--------------------------------------------------------------------------------
                                                                 $ 6,226,634
--------------------------------------------------------------------------------

Insured-Miscellaneous -- 6.1%
--------------------------------------------------------------------------------
Aaa       AAA       $4,500     Alabama State Docks
                               Department, (MBIA), (AMT),
                               6.30%, 10/1/21                    $ 5,026,634
Aaa       AAA       1,825      Birmingham Jefferson, Civic
                               Center Authority, (MBIA),
                               0.00%, 9/1/18                         683,682
--------------------------------------------------------------------------------
                                                                 $ 5,710,316
--------------------------------------------------------------------------------

Insured-Solid Waste -- 4.9%
--------------------------------------------------------------------------------
Aaa       AAA       $  250     Huntsville, Solid Waste
                               Disposal, (FGIC), (AMT),
                               7.00%, 10/1/08                    $   269,075
Aaa       AAA        4,000     Huntsville, Solid Waste
                               Disposal, (FGIC), (AMT),
                               7.00%, 10/1/14                      4,303,959
--------------------------------------------------------------------------------
                                                                 $ 4,573,034
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 1.6%
--------------------------------------------------------------------------------
Aaa       AAA       $1,500     Puerto Rico Financing
                               Authority, (AMBAC),
                               5.00%, 7/1/28                     $ 1,496,430
--------------------------------------------------------------------------------
                                                                 $ 1,496,430
--------------------------------------------------------------------------------

Insured-Transportation -- 1.1%
--------------------------------------------------------------------------------
Aaa       AAA       $1,000     Huntsville-Madison County
                               Airport, (AMT), (MBIA),
                               5.40%, 7/1/19                     $ 1,028,240
--------------------------------------------------------------------------------
                                                                 $ 1,028,240
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 14.4%
--------------------------------------------------------------------------------
Aaa       AAA       $2,050     Bessemer, Water, (AMBAC),
                               5.75%, 7/1/26                     $ 2,205,247
AAA       NR         1,000     Limestone County Water and
                               Sewer Authority, (AMBAC),
                               5.00%, 12/1/24                        994,860
Aaa       AAA        3,075     Prichard Water and Sewer,
                               (AMBAC), 6.125%, 11/15/14           3,434,652
Aaa       AAA        6,000     Scottsboro, Water, Sewer and
                               Gas, (AMBAC),
                               6.50%, 12/1/14/(4)/                 6,777,659
--------------------------------------------------------------------------------
                                                                 $13,412,418
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 0.5%
--------------------------------------------------------------------------------
NR        BBB       $  500     Puerto Rico, (Guaynabo Municipal
                               Government Center Lease),
                               5.625%, 7/1/22                    $   519,085
--------------------------------------------------------------------------------
                                                                 $   519,085
--------------------------------------------------------------------------------

                       See notes to financial statements

Alabama Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Miscellaneous -- 0.1%
--------------------------------------------------------------------------------
A         A         $  100     Tennessee Valley, Exhibit
                               Commission, 6.70%, 6/1/10         $   110,680
--------------------------------------------------------------------------------
                                                                 $   110,680
--------------------------------------------------------------------------------

Nursing Homes -- 1.1%
--------------------------------------------------------------------------------
NR        NR        $  325     Fairhope Midtown Medical
                               Clinic Board, (Beverly
                               Enterprises), 6.375%, 6/1/09      $   327,308
NR        NR           670     Mobile, Midtown Medical Clinic
                               Board, (Beverly Enterprises),
                               7.00%, 4/1/07                         682,663
--------------------------------------------------------------------------------
                                                                 $ 1,009,971
--------------------------------------------------------------------------------

Transportation -- 2.9%
--------------------------------------------------------------------------------
Baa1      A         $1,000     Puerto Rico Highway and
                               Transportation Authority,
                               4.75%, 7/1/38                     $   969,520
BAA       A-           800     Puerto Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/22                         790,616
Baa1      A          1,000     Puerto Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/38                         983,810
--------------------------------------------------------------------------------
                                                                 $ 2,743,946
--------------------------------------------------------------------------------

Water and Sewer -- 1.7%
--------------------------------------------------------------------------------
NR        NR        $1,500     Moulton City, Water,
                               6.30%, 1/1/18                     $ 1,570,245
--------------------------------------------------------------------------------
                                                                 $ 1,570,245
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $85,220,338)                                $93,417,080
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Alabama municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1998, 59.8% of securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.6% to 27.2% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.

/(3)/ When-issued security.

/(4)/ Security (or a portion thereof) has been segregated to cover when-issued securities.

                       See notes to financial statements

Arkansas Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
------------------  Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Education -- 7.1%
--------------------------------------------------------------------------------
NR        A+        $2,750     Conway, Public Facilities Board
                               Capital Improvement, (Hendrix
                               College), 6.00%, 10/1/26          $ 2,937,467
A1        NR         1,000     University of Arkansas, 5.00%,
                               9/1/17                              1,007,570
--------------------------------------------------------------------------------
                                                                 $ 3,945,037
--------------------------------------------------------------------------------

Electric Utilities -- 2.4%
--------------------------------------------------------------------------------
Baa2      BBB+      $  550     Jefferson, Pollution Control,
                               (Arkansas Power and Light),
                               6.30%, 6/1/18                     $   595,590
Baa2      BBB+         500     Pope County, Pollution Control,
                               (Arkansas Power and Light), 6.30%,
                               12/1/16                               542,625
Baa1      BBB+         500     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17              200,550
--------------------------------------------------------------------------------
                                                                 $ 1,338,765
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.1%
--------------------------------------------------------------------------------
Aaa       AAA       $  500     Harrison, Residential Housing
                               Facility Board, Single Family
                               Mortgage, (FGIC), Escrowed to
                               Maturity, 7.40%, 9/1/11           $   637,835
--------------------------------------------------------------------------------
                                                                 $   637,835
--------------------------------------------------------------------------------

General Obligations -- 3.0%
--------------------------------------------------------------------------------
Aa3       AA        $2,750     Arkansas State College Savings,
                               0.00%, 6/1/14                     $ 1,277,045
Baa1      A            500     Puerto Rico, 0.00%, 7/1/16            209,055
Baa1      A            500     Puerto Rico, 0.00%, 7/1/18            188,850
--------------------------------------------------------------------------------
                                                                 $ 1,674,950
--------------------------------------------------------------------------------

Hospitals -- 13.4%
--------------------------------------------------------------------------------
Baa1      NR        $  700     Baxter, Hospital Improvement,
                               7.25%, 9/1/07                     $   772,114
Baa1      NR           750     Baxter, Hospital Improvement,
                               7.50%, 9/1/21                         829,245
NR        A+           550     Little Rock, Health Facilities
                               Board Healthcare, (Baptist Medical
                               Center), 5.50%, 9/1/15                569,536
NR        A+         1,125     Little Rock, Health Facilities
                               Board, (Baptist Medical Center),
                               6.80%, 11/1/05                      1,305,000
NR        BBB        1,500     Paragould, Hospital, 6.375%,
                               10/1/17                             1,619,760
NR        A-         2,250     Pulaski County, (Children's
                               Hospital), 6.20%, 3/1/22            2,379,803
--------------------------------------------------------------------------------
                                                                 $ 7,475,458
--------------------------------------------------------------------------------

Housing -- 12.8%
--------------------------------------------------------------------------------
A         NR        $3,000     Arkansas Development Finance
                               Authority, Compound Accretion,
                               0.00%, 12/1/11                    $ 1,218,000
NR        AAA        1,205     Arkansas Development Finance
                               Authority, Single Family Mortgage,
                               (GNMA), (AMT), 5.80%, 6/1/25        1,238,571
NR        AAA          990     Arkansas Development Finance
                               Authority, Single Family Mortgage,
                               (GNMA), (AMT), 7.45%, 1/1/27        1,100,058
NR        AAA        3,270     Arkansas Development Finance
                               Authority, Single Family Mortgage,
                               (GNMA/FNMA), (AMT), 6.70%, 7/1/27   3,537,779
--------------------------------------------------------------------------------
                                                                 $ 7,094,408
--------------------------------------------------------------------------------

Industrial Development Revenue /
Pollution Control Revenue -- 18.0%
--------------------------------------------------------------------------------
NR        A-        $  750     Arkansas Development Finance
                               Authority, Economic Development,
                               (AMT), 6.00%, 10/1/11             $   785,400
Baa2      BBB+       2,350     Baxter, (Aeroquip Corp.), 5.80%,
                               10/1/13                             2,573,015
A1        AA-        2,500     Blytheville, Solid Waste Recycling
                               and Sewer Treatment, (Nucor Corp.),
                               (AMT), 6.90%, 12/1/21               2,717,600
A1        A+         1,000     Jonesboro, (Anheuser-Busch),
                               6.50%, 11/15/12                     1,094,580
Baa2      NR         2,000     Little River County, (Georgia-
                               Pacific Corp.), (AMT), 5.60%,
                               10/1/26                             2,025,100
A3        A-           775     Pine Bluff, Solid Waste Disposal,
                               (International Paper), (AMT),
                               5.55%, 10/1/17                        796,406
--------------------------------------------------------------------------------
                                                                 $ 9,992,101
--------------------------------------------------------------------------------

                       See notes to financial statements

Arkansas Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------  Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Insured-Education -- 1.0%
--------------------------------------------------------------------------------
Aaa       AAA       $  500     University of Central Arkansas,
                               (AMBAC), 6.125%, 4/1/26           $   552,190
--------------------------------------------------------------------------------
                                                                 $   552,190
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 8.8%
--------------------------------------------------------------------------------
Aaa       AAA       $  250     North Little Rock, Electric
                               System, (MBIA), 6.50%, 7/1/10     $   297,243
Aaa       AAA        3,390     North Little Rock, Electric
                               System, (MBIA), 6.50%, 7/1/15/(1)/  4,080,779
Aaa       AAA          450     Puerto Rico Electric Power
                               Authority, "STRIPES", (FSA),
                               Variable Rate, 7.526%, 7/1/03/(2)/    519,188
--------------------------------------------------------------------------------
                                                                 $ 4,897,210
--------------------------------------------------------------------------------

Insured-General Obligations -- 0.3%
--------------------------------------------------------------------------------
AAA       AAA       $  500     Arkansas State College Savings,
                               (FGIC), 0.00%, 6/1/17             $   195,910
--------------------------------------------------------------------------------
                                                                 $   195,910
--------------------------------------------------------------------------------

Insured-Hospitals -- 6.9%
--------------------------------------------------------------------------------
Aaa       AAA       $2,610     Jonesboro, Residential Housing
                               and Health Care Facilities Board
                               Hospital, (Saint Bernard Regional
                               Medical Center), (AMBAC), 5.90%,
                               7/1/16                            $ 2,835,530
Aaa       AAA          400     Saline County, Retirement Housing
                               and Healthcare Facilities Board,
                               (Evan Lutheran Good Samaritan),
                               (AMBAC), 5.80%, 5/1/11                436,244
Aaa       AAA          500     Saline County, Retirement Housing
                               and Healthcare Facilities Board,
                               (Evan Lutheran Good Samaritan),
                               (AMBAC), 6.00%, 6/1/18                543,285
--------------------------------------------------------------------------------
                                                                 $ 3,815,059
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 5.5%
--------------------------------------------------------------------------------
Aaa       AAA       $1,250     Arkansas Development Finance
                               Authority, Wastewater System,
                               (MBIA), 5.00%, 6/1/15             $ 1,263,113
Aaa       AAA        1,250     Arkansas Development Finance
                               Authority, Wastewater System,
                               (MBIA), 5.40%, 12/1/15              1,297,500
Aaa       NR           500     Texarkana, Water and Sewer,
                               (FGIC), 5.40%, 9/1/15                 524,065
--------------------------------------------------------------------------------
                                                                 $ 3,084,678
--------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 0.5%
--------------------------------------------------------------------------------
NR        BBB       $  250     Puerto Rico, (Guaynabo Municipal
                               Government Center Lease),
                               5.625%, 7/1/22                    $   259,543
--------------------------------------------------------------------------------
                                                                 $   259,543
--------------------------------------------------------------------------------

Nursing Homes -- 2.0%
--------------------------------------------------------------------------------
NR        A         $1,000     Little Rock, Health Facilities
                               Board, (Baptist Medical Center-
                               Parkway Village), 7.00%, 10/1/17  $ 1,091,750
--------------------------------------------------------------------------------
                                                                 $ 1,091,750
--------------------------------------------------------------------------------

Pooled Loans -- 5.0%
--------------------------------------------------------------------------------
A2        NR        $1,000     Arkansas State Student Loan
                               Authority, (AMT), 5.60%, 6/1/14   $ 1,027,380
A         NR         1,000     Arkansas State Student Loan
                               Authority, (AMT), 6.25%, 6/1/10     1,056,060
A         NR           610     Arkansas State Student Loan
                               Authority, (AMT), 7.25%, 6/1/09       702,940
--------------------------------------------------------------------------------
                                                                 $ 2,786,380
--------------------------------------------------------------------------------

Special Tax Revenue -- 4.6%
--------------------------------------------------------------------------------
A         NR        $2,000     Little Rock, Hotel and Restaurant
                               Gross Receipts Tax, 7.375%,
                               8/1/15                            $ 2,555,260
--------------------------------------------------------------------------------
                                                                 $ 2,555,260
--------------------------------------------------------------------------------

Transportation -- 2.0%
--------------------------------------------------------------------------------
NR        NR        $  750     Northwest Arkansas Regional
                               Airport Authority, (AMT),
                               7.625%, 2/1/27                    $   866,505
Baa1      A            250     Puerto Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/36                         251,010
--------------------------------------------------------------------------------
                                                                 $ 1,117,515
--------------------------------------------------------------------------------

                       See notes to financial statements

Arkansas Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------  Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Water and Sewer -- 5.6%
--------------------------------------------------------------------------------
A1        NR        $1,500     Little Rock, Sewer, 5.50%, 8/1/14 $ 1,542,015
NR        NR         1,500     South Sebastian County, Water
                               Users Association, 6.15%, 6/1/23    1,565,880
--------------------------------------------------------------------------------
                                                                 $ 3,107,895
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $51,057,516)                                $55,621,944
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Arkansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1998, 23.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.9% to 12.5% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

Georgia Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------------

Electric Utilities -- 14.2%
--------------------------------------------------------------------------------
 A1        A        $2,000     Burke County Development
                               Authority Pollution Control
                               (Georgia Power),
                               6.375%, 8/1/24                $ 2,066,940
 A3        A         1,000     Georgia Municipal Electric
                               Power Authority,
                               0.00%, 1/1/12                     498,490
 A3        A         2,000     Georgia Municipal Electric
                               Power Authority,
                               8.25%, 1/1/11                   2,637,560
 A1        A+        1,000     Monroe County, Development
                               Authority Pollution
                               Control, (Gulf Power
                               Scherer), 6.30%, 9/1/24         1,035,340
 A3        A         4,000     Monroe County, Development
                               Authority Pollution
                               Control, (Ogelthorpe
                               Power), 6.55%, 1/1/06           4,540,999
 A3        A         1,000     Monroe County, Development
                               Authority Pollution
                               Control, (Ogelthorpe
                               Power), 6.80%, 1/1/12           1,204,120
 Baa1      BBB+        665     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17          266,732
--------------------------------------------------------------------------------
                                                             $12,250,181
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 3.3%
--------------------------------------------------------------------------------
 Baa1      NR       $2,000     Fulco County, Georgia
                               Baptist Health, Prerefunded
                               to 9/1/02, 6.375%, 9/1/22     $ 2,217,160
 NR        AAA         500     Puerto Rico, "RIBS",
                               (AMBAC), Variable Rate,
                               Prerefunded to 7/1/02,
                               7.544%, 7/1/15/(1)(2)/            586,115
--------------------------------------------------------------------------------
                                                             $ 2,803,275
--------------------------------------------------------------------------------

General Obligations -- 3.0%
--------------------------------------------------------------------------------
 Aa        AA-      $  300     Alpharetta, 6.50%,
                               5/1/10/(3)/                   $   357,744
 Aaa       AAA         500     Georgia State, 6.30%,
                               3/1/08/(3)/                       583,050
 A2        A           450     Paulding County School
                               District, 6.625%, 2/1/08          528,201
 Baa1      A         1,000     Puerto Rico Aqueduct and
                               Sewer Authority, 6.25%,
                               7/1/12                          1,159,040
--------------------------------------------------------------------------------
                                                             $ 2,628,035
--------------------------------------------------------------------------------

Hospitals -- 9.0%
--------------------------------------------------------------------------------
 NR        BBB      $1,000     Baldwin County, (Oconee
                               Regional Medical Center),
                               5.375%, 12/1/28               $   995,470
 A2        NR        4,500     Savannah, (Saint Josephs
                               Hospital), 6.20%, 7/1/23        4,796,819
 NR        BBB       1,785     Toombs County, (Dr. John M.
                               Meadows Memorial),
                               7.00%, 12/1/17                  1,943,901
--------------------------------------------------------------------------------
                                                             $ 7,736,190
--------------------------------------------------------------------------------

Housing -- 14.3%
--------------------------------------------------------------------------------
 NR        NR       $  875     Atlanta Urban Residential
                               Finance Authority, (New
                               Community John Hope),
                               7.25%, 6/1/07                 $   882,175
 Aa2       AA+       2,000     Georgia Housing and Finance
                               Authority, (AMT),
                               5.85%, 12/1/28                  2,090,740
 Aa2       NR        1,450     Georgia Housing and
                               Finance Authority, (AMT),
                               6.875%, 12/1/20                 1,544,294
 Aa2       AA+       3,985     Georgia Housing and Finance
                               Authority, Single Family
                               Mortgage, FHA, (AMT),
                               6.55%, 12/1/27                  4,294,355
 Aa2       AA+       2,395     Georgia Housing and Finance
                               Authority, Single Family
                               Mortgage, FHA, (AMT),
                               6.70%, 12/1/25                  2,583,726
 Aa2       AA+         885     Georgia Housing and Finance
                               Authority, Single Family
                               Mortgage, FHA, (AMT),
                               7.05%, 12/1/20                    954,092
--------------------------------------------------------------------------------
                                                             $12,349,382
--------------------------------------------------------------------------------

Industrial Development Revenue /
Pollution Control Revenue -- 13.5%
--------------------------------------------------------------------------------
 BAA-2     NR       $1,000     Brunswick and Glynn County
                               Development Authority,
                               (Georgia-Pacific Corp.),
                               5.55%, 3/1/26                 $ 1,015,300
 A1        A+        1,000     Cartersville Development
                               Authority, (Anheuser-Busch),
                               (AMT), 6.125%, 5/1/27           1,085,070
 A1        A+        1,000     Cartersville Development
                               Authority, (Anheuser-Busch),
                               (AMT), 7.375%, 5/1/09           1,235,790
 Baa2      BBB-      1,500     Effingham County, Solid
                               Waste Disposal, (Fort
                               James), (AMT),
                               5.625%, 7/1/18                  1,517,850
 Baa3      BBB-      1,750     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.25%, 6/1/26                   1,906,328


                       See notes to financial statements

Georgia Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------------

Industrial Development Revenue /
Pollution Control Revenue (continued)
--------------------------------------------------------------------------------
 NR        A+       $  500     Savannah Economic
                               Development Authority,
                               (Hershey Foods),
                               6.60%, 6/1/12                 $   544,100
 A1        A-          750     Savannah Economic
                               Development Authority,
                               (Union Camp Corp.),
                               6.80%, 2/1/12                     819,293
 NR        NR        1,220     Savannah EDA,
                               (Intercat-Savannah, Inc.),
                               (AMT), 9.00%, 1/1/15            1,356,079
 NR        AA-       2,000     Vienna Water and Sewer,
                               (Cargill), (AMT),
                               6.00%, 9/1/14                   2,124,720
--------------------------------------------------------------------------------
                                                             $11,604,530
--------------------------------------------------------------------------------

Insured-Education -- 1.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Fulton County, Development
                               Authority, (Georgia
                               Technology Research
                               Corp.-Series B), (MBIA),
                               5.00%, 9/1/27                 $   990,180
--------------------------------------------------------------------------------
                                                             $   990,180
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 7.0%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Georgia Municipal Electric
                               Power Authority, (FGIC),
                               5.50%, 1/1/12                 $ 1,087,330
 Aaa       AAA         750     Georgia Municipal Electric
                               Power Authority, (MBIA),
                               0.00%, 1/1/07                     523,553
 Aaa       AAA       3,100     Georgia Municipal Electric
                               Power Authority, (MBIA),
                               5.50%, 1/1/20                   3,350,666
 Aaa       AAA         900     Puerto Rico Electric Power
                               Authority, "STRIPES",
                               (FSA), Variable
                               Rate, 7/1/03/(2)/               1,038,375
--------------------------------------------------------------------------------
                                                             $ 5,999,924
--------------------------------------------------------------------------------

Insured-Hospitals -- 9.7%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Clarke County, Hospital
                               Authority, (MBIA),
                               5.00%, 1/1/27                 $   985,770
 Aaa       AAA       1,000     Fulco, Hospital Authority,
                               (Catholic Health East),
                               (MBIA), 5.00%, 11/15/28           985,360
 Aaa       AAA       2,225     Gainsville and Hall County,
                               (North East Healthcare),
                               (MBIA),6.00%, 10/1/25           2,427,364
 Aaa       AAA       2,000     Medical Center, Columbus
                               Regional Healthcare,
                               (MBIA), 6.40%, 8/1/06           2,202,760
 Aaa       AAA       1,500     Medical Center, Hospital
                               Authority Floats, (MBIA),
                               Variable Rate, 8/1/10/(2)/    $ 1,773,750
--------------------------------------------------------------------------------
                                                             $ 8,375,004
--------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 1.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     East Point Building
                               Authority, (FGIC),
                               6.00%, 2/1/10                 $ 1,097,720
--------------------------------------------------------------------------------
                                                             $ 1,097,720
--------------------------------------------------------------------------------

Insured-Pooled Loans -- 1.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     George L. Smith, (Georgia
                               World Congress Center-Domed
                               Stadium), (MBIA), (AMT),
                               5.50%, 7/1/20/(4)/            $   994,840
--------------------------------------------------------------------------------
                                                             $   994,840
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 2.7%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Metropolitan Atlanta Rapid
                               Transit Authority, (AMBAC),
                               6.25%, 7/1/11                 $ 1,171,260
 Aaa       AAA       1,000     Metropolitan Atlanta Rapid
                               Transit Authority, (AMBAC),
                               6.25%, 7/1/20                   1,185,680
--------------------------------------------------------------------------------
                                                             $ 2,356,940
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 7.7%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,975     Cherokee County, Water and
                               Sewer Authority, (MBIA),
                               6.875%, 8/1/13                $ 2,166,674
 Aaa       AAA       4,500     Henry County, Water and
                               Sewer Authority, (AMBAC),
                               5.00%, 2/1/26/(5)/              4,463,279
--------------------------------------------------------------------------------
                                                             $ 6,629,953
--------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 1.6%
--------------------------------------------------------------------------------
 Aa        AA       $2,300     Fulton County, Building
                               Authority, Judicial Center,
                               0.00%, 1/1/10                 $ 1,376,711
--------------------------------------------------------------------------------
                                                             $ 1,376,711
--------------------------------------------------------------------------------


                       See notes to financial statements

Georgia Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------------

Life Care -- 1.3%
--------------------------------------------------------------------------------
 NR        NR       $1,485     De Kalb County, Private
                               Hospital Authority,
                               (Atlanta, Inc.),
                               8.50%, 3/1/25/(5)/            $ 1,113,750
--------------------------------------------------------------------------------
                                                             $ 1,113,750
--------------------------------------------------------------------------------

Miscellaneous -- 1.3%
--------------------------------------------------------------------------------
 NR        NR       $1,000     Atlanta, Downtown
                               Development Authority,
                               Childcare Facilities,
                               (Central Atlanta
                               Hospitality Childcare
                               Inc.), 8.00%, 1/1/26          $ 1,124,780
--------------------------------------------------------------------------------
                                                             $ 1,124,780
--------------------------------------------------------------------------------

Solid Waste -- 1.2%
--------------------------------------------------------------------------------
 A1        A+       $1,000     Savannah Resource Recovery,
                               (Savannah Energy Systems
                               Co.), 6.30%, 12/1/06          $ 1,074,990
--------------------------------------------------------------------------------
                                                             $ 1,074,990
--------------------------------------------------------------------------------

Transportation -- 6.6%
--------------------------------------------------------------------------------
 Baa1      A        $3,750     Puerto Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/36                 $ 3,765,150
 Baa1      A         2,000     Puerto Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/38                   1,967,600
--------------------------------------------------------------------------------
                                                             $ 5,732,750
--------------------------------------------------------------------------------


Total Tax-Exempt Investments -- 100.0%
--------------------------------------------------------------------------------
    (identified cost $78,904,810)                            $86,239,135

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
----------------------------------------------------------------------------

The Portfolio invests primarily in debt securities issued by Georgia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1998, 31.3% of securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.2% to 19.0% of total investments.

/(1)/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1998, the value of these securities amounted to $586,115 or 0.7% of the Portfolio's net assets.

/(2)/ Security has been issued as an inverse floater bond.

/(3)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(4)/ When-issued security.

/(5)/ Security (or a portion thereof) has been segregated to cover when-issued securities.


                       See notes to financial statements

Kentucky Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Assisted Living -- 3.1%
--------------------------------------------------------------------------------
Aa        NR        $3,000     Kenton County, (Highland
                               Terrace), FHA, 6.95%, 12/1/26     $ 3,423,570
--------------------------------------------------------------------------------
                                                                 $ 3,423,570
--------------------------------------------------------------------------------

Education -- 1.3%
--------------------------------------------------------------------------------
A1        AA-       $  500     University of Kentucky,
                               Consolidated Educational
                               Buildings, 6.40%, 5/1/09          $   547,995
A1        AA-          785     University of Kentucky,
                               Consolidated Educational
                               Buildings, 6.40%, 5/1/11              860,352
--------------------------------------------------------------------------------
                                                                 $ 1,408,347
--------------------------------------------------------------------------------

Electric Utilities -- 4.0%
--------------------------------------------------------------------------------
Aa2       AA-       $1,000     Muhlenburg County, (Kentucky
                               Utilities Co.), 6.25%, 2/1/18     $ 1,072,150
Baa1      BBB+       3,500     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17            1,403,850
Baa1      BBB+         500     Puerto Rico Electric Power
                               Authority, 5.50%, 7/1/25              514,140
Baa1      BBB+       1,250     Puerto Rico Electric Power
                               Authority, 6.375%, 7/1/24           1,426,725
--------------------------------------------------------------------------------
                                                                 $ 4,416,865
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.7%
--------------------------------------------------------------------------------
Aaa       AAA       $1,000     Louisville and Jefferson County,
                               Metropolitan Sewer District,
                               (AMBAC), Prerefunded to 11/15/04,
                               6.75%, 5/15/19                    $ 1,166,870
NR        NR           545     Russell, Health Systems,
                               Prerefunded to 7/1/06,
                               8.10%, 7/1/15                         695,949
--------------------------------------------------------------------------------
                                                                 $ 1,862,819
--------------------------------------------------------------------------------

General Obligations -- 0.4%
--------------------------------------------------------------------------------
Baa1      A         $1,125     Puerto Rico, 0.00%, 7/1/17        $   447,109
--------------------------------------------------------------------------------
                                                                 $   447,109
--------------------------------------------------------------------------------

Hospitals -- 0.5%
--------------------------------------------------------------------------------
Baa1      BBB       $  430     Russell, Health Systems,
                               8.10%, 7/1/15                     $   526,045
--------------------------------------------------------------------------------
                                                                 $   526,045
--------------------------------------------------------------------------------

Housing -- 7.5%
--------------------------------------------------------------------------------
NR        AAA       $1,435     Boone County, Multifamily Housing
                               Mortgage, (Walnut Creek
                               Apartments), FHA, 7.00%, 1/1/27   $ 1,519,048
NR        NR         1,200     Florence, Housing Facilities,
                               (Blue Grass Housing),
                               7.625%, 5/1/27                      1,323,900
Aaa       AAA        2,500     Kentucky Housing Corp., MFMR,
                               6.30%, 1/1/28                       2,704,950
Aaa       AAA          535     Kentucky Housing Corp., SFMR,
                               FHA, (AMT), 7.45%, 1/1/23             570,273
Aaa       AAA        2,000     Kentucky Housing Corp., SFMR,
                               Series 97B, 6.25%, 7/1/28           2,147,200
--------------------------------------------------------------------------------
                                                                 $ 8,265,371
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 23.9%
--------------------------------------------------------------------------------
Baa1      NR        $2,425     Ashland, Solid Waste Disposal,
                               (Ashland Oil), (AMT),
                               7.125%, 2/1/22                    $ 2,756,595
Baa1      BBB        2,355     Ashland, Solid Waste Disposal,
                               (Ashland Oil), (AMT),
                               7.20%, 10/1/20                      2,569,258
NR        NR         1,000     Elsmmere, (Courtaulds Pkg, Inc.),
                               6.75%, 4/1/10                       1,084,680
NR        NR         3,075     Fulton County, Industrial
                               Building, (Chic Jeans), (AMT),
                               7.50%, 2/1/10                       3,213,437
NR        NR         1,500     Hancock County, (Southwire Co.),
                               (AMT), 7.75%, 7/1/26                1,634,265
NR        A-         2,370     Hancock County, Solid Waste
                               Disposal, (Williamette Corp.),
                               (AMT), 6.60%, 5/1/26                2,665,539
Baa2      BBB-       3,000     Henderson County, Solid Waste
                               Disposal, (MacMillan Bloedel),
                               (AMT), 7.00%, 3/1/25                3,270,360
Aa3       AA-        1,000     Jefferson County, Pollution
                               Control, (E.I. du Pont de
                               Nemours), 6.30%, 7/1/12             1,102,220
NR        BB-          985     Owensboro County, (KMart Corp.),
                               6.80%, 12/1/07                      1,066,873

                       See notes to financial statements

Kentucky Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Industrial Development Revenue /
Pollution Control Revenue (continued)
--------------------------------------------------------------------------------
NR        NR        $1,500     Perry County, Solid Waste
                               Disposal, (TJI International),
                               6.80%, 5/1/26                     $ 1,683,960
NR        BB-          915     Powderly, (KMart Corp.),
                               6.90%, 3/1/07                         990,506
Baa3      BBB-         500     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.30%, 6/1/23                         537,685
A1        A          2,820     Wickliffe, Solid Waste Disposal,
                               (Westvaco Corp.), (AMT),
                               6.375%, 4/1/26                      3,115,959
Baa3      NR           500     Winchester County, (Kroger Corp.),
                               6.90%, 7/1/01                         511,380
--------------------------------------------------------------------------------
                                                                 $26,202,717
--------------------------------------------------------------------------------

Insured-Education -- 0.7%
--------------------------------------------------------------------------------
Aaa       AAA       $  700     Northern Kentucky University
                               Educational Buildings, (AMBAC),
                               6.25%, 5/1/12                     $   762,895
--------------------------------------------------------------------------------
                                                                 $   762,895
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 1.6%
--------------------------------------------------------------------------------
Aaa       AAA       $1,600     Puerto Rico Telephone Authority,
                               (MBIA), Variable  Rate,
                               1/16/15/(1)/                      $ 1,726,000
--------------------------------------------------------------------------------
                                                                 $ 1,726,000
--------------------------------------------------------------------------------

Insured-General Obligations -- 1.4%
--------------------------------------------------------------------------------
Aaa       AAA       $1,500     Puerto Rico Public Building
                               Authority, (AMBAC),
                               5.00%, 7/1/27                     $ 1,496,490
--------------------------------------------------------------------------------
                                                                 $ 1,496,490
--------------------------------------------------------------------------------

Insured-Hospitals -- 13.7%
--------------------------------------------------------------------------------
Aaa       AAA       $2,500     Daviess County, (ODCH, Inc.),
                               (MBIA), 6.25%, 8/1/22             $ 2,726,175
Aaa       AAA          500     Jefferson County, Health
                               Facilities Authority, (University
                               Medical Center), (MBIA),
                               5.25%, 7/1/22                         507,605
Aaa       AAA        2,500     Jefferson County, Health
                               Facilities, (Jewish Hospital),
                               (AMBAC), 6.50%, 5/1/15              2,727,775
Aaa       AAA          750     Jefferson County, Health
                               Facilities, (Jewish Hospital),
                               (AMBAC), 6.55%, 5/1/22                819,593
Aaa       AAA        3,000     Jefferson County, Health
                               Facilities, (MBIA),
                               5.125%, 10/1/27                     3,004,890
Aaa       AAA        3,000     Kentucky Development Finance
                               Authority (Saint Luke's Hospital)
                               (MBIA), 7.00%, 10/1/21              3,337,110
AAA       AAA        1,000     Kentucky EDA, (Ashland Hospital
                               Corp.), (FSA), 5.00%, 2/1/28          984,060
Aaa       AAA        1,000     Warren County, Hospital
                               Facilities, (Bowling Green-Warren
                               County Hospital), (FSA),
                               5.00%, 4/1/17                       1,000,390
--------------------------------------------------------------------------------
                                                                 $15,107,598
--------------------------------------------------------------------------------

Insured-Transportation -- 9.3%
--------------------------------------------------------------------------------
Aaa       AAA       $1,000     Kenton County Airport, (FSA),
                               (AMT), 6.30%, 3/1/15              $ 1,072,120
Aaa       AAA        3,550     Kenton County Airport, (MBIA),
                               6.30%, 3/1/15                       3,958,924
Aaa       AAA        1,195     Kenton County, Airport Revenue
                               Board, (MBIA), (AMT),
                               6.45%, 3/1/15                       1,357,771
Aaa       AAA        1,000     Kentucky EDA, (State Turnpike
                               Revitalization), (FGIC),
                               0.00%, 7/1/10                         598,570
AAA       AAA        1,300     Louisville and Jefferson County,
                               Regional Airport Authority,
                               (MBIA), (AMT), 5.00%, 7/1/25        1,272,648
Aaa       AAA        5,000     Puerto Rico Highway and
                               Transportation Authority, (AMBAC),
                               0.00%, 7/1/18                       1,944,100
--------------------------------------------------------------------------------
                                                                 $10,204,133
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 9.0%
--------------------------------------------------------------------------------
Aaa       AAA       $2,000     Kenton County, Water District
                               Waterworks, (FGIC),
                               6.00%, 2/1/17                     $ 2,156,560
Aaa       AAA          500     Lexington-Fayette County,
                               Government Sewer System, (MBIA),
                               6.375%, 7/1/12                        548,590
AAA       AAA        1,000     Louisville and Jefferson County,
                               (Metropolitan District Sewer and
                               Drainage System), (FGIC), 5.00%,
                               5/15/22                               995,110


                       See notes to financial statements

Kentucky Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Insured-Water and Sewer (continued)
--------------------------------------------------------------------------------
Aaa       AAA       $2,000     Louisville and Jefferson County,
                               Metropolitan Sewer District,
                               (AMBAC), 6.75%, 5/15/25           $  2,333,740
Aaa       AAA        3,415     Louisville and Jefferson County,
                               Metropolitan Sewer District,
                               (MBIA), 6.25%, 5/15/26               3,823,809
--------------------------------------------------------------------------------
                                                                 $  9,857,809
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 12.2%
--------------------------------------------------------------------------------
A1        A+        $4,990     Jefferson County, (Capital
                               Projects Corp.), 0.00%, 8/15/15   $  2,145,700
A1        NR         1,000     Kenton County, (Public Properties
                               Corp.), 5.00%, 3/1/29                  979,310
NR        A+         1,030     Kentucky, League of Cities Funding
                               Trust, Floating Indebtedness
                               Certificates of Participation,
                               6.15%, 8/1/13                        1,128,417
A         A-         1,000     Louisville, (Public Property
                               Corp.), 6.80%, 12/1/22               1,130,090
Aa        NR         2,000     Mount Sterling, Lease,
                               6.15%, 3/1/13                        2,132,460
Aa        NR         3,500     Mount Sterling, Lease,
                               6.20%, 3/1/18/(2)/                   3,721,234
A         NR         2,000     Owensboro County, Airport Lease,
                               5.875%, 6/1/15                       2,117,540
--------------------------------------------------------------------------------
                                                                 $ 13,354,751
--------------------------------------------------------------------------------

Nursing Homes -- 0.7%
--------------------------------------------------------------------------------
NR        NR        $  765     Jefferson County, Health
                               Facilities, (Beverly Enterprises),
                               9.75%, 8/1/07                     $    814,235
--------------------------------------------------------------------------------
                                                                 $    814,235
--------------------------------------------------------------------------------

Solid Waste -- 1.2%
--------------------------------------------------------------------------------
NR        NR        $1,200     Morgantown, Solid Waste Revenue,
                               7.45%, 5/1/22                     $  1,288,008
--------------------------------------------------------------------------------
                                                                 $  1,288,008
--------------------------------------------------------------------------------

Transportation -- 7.2%
--------------------------------------------------------------------------------
Baa3      BB+       $3,400     Kenton County Airport, (Delta
                               Airlines), (AMT), 6.125%, 2/1/22  $  3,496,049
Baa3      BB+        1,500     Kenton County Airport, (Delta
                               Airlines), (AMT), 7.125%, 2/1/21     1,633,635
Baa3      BB+          250     Kenton County Airport, (Delta
                               Airlines), (AMT), 7.50%, 2/1/12        275,610
Baa3      BB+          500     Kenton County Airport, (Delta
                               Airlines), (AMT), 7.50%, 2/1/20        552,555
Baa1      A          2,000     Puerto Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/38                        1,962,580
--------------------------------------------------------------------------------
                                                                 $  7,920,429
--------------------------------------------------------------------------------

Water and Sewer -- 0.6%
--------------------------------------------------------------------------------
A         NR        $  650     Harden County, Water District,
                               6.50%, 9/1/12                     $    706,433
--------------------------------------------------------------------------------
                                                                 $    706,433
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $100,259,833)                               $109,791,624
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Kentucky municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1998, 36.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.8% to 20.3% of total investments.

/(1)/ Security has been issued as an inverse floater bond.

/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Louisiana Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Electric Utilities -- 2.8%
--------------------------------------------------------------------------------
Baa1      BBB+      $2,500     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17          $ 1,002,750
--------------------------------------------------------------------------------
                                                                 $ 1,002,750
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 4.7%
--------------------------------------------------------------------------------
Aaa       AAA       $2,475     Jefferson Parish, Home Mortgage
                               Authority, Single Family, (FGIC),
                               Escrowed to Maturity,
                               0.00%, 5/1/17                     $   991,708
NR        AAA          250     Puerto Rico, "RIBS", (AMBAC),
                               Variable Rate, Prerefunded to
                               7/1/02, 7.544%, 7/1/15/(1)(2)/        293,058
NR        NR           300     Saint Tammany, Public Finance,
                               (Christwood), Prerefunded to
                               5/15/05, 9.00%, 11/15/25              395,040
--------------------------------------------------------------------------------
                                                                 $ 1,679,806
--------------------------------------------------------------------------------

Hospitals -- 6.0%
--------------------------------------------------------------------------------
A3        NR        $1,000     Lafourche Parish, Hospital
                               Service District, 6.00%,
                               10/1/23/(3)/                      $ 1,036,660
NR        BBB          750     Louisiana Public Facilities
                               Authority, (General Health
                               Systems), 6.80%, 11/1/16              836,160
NR        A-           250     Saint Tammany Parish,
                               Hospital Service District,
                               6.50%, 7/1/22                         265,653
--------------------------------------------------------------------------------
                                                                 $ 2,138,473
--------------------------------------------------------------------------------

Housing -- 19.3%
--------------------------------------------------------------------------------
Aaa       NR        $  575     East Baton Rouge Mortgage Finance
                               Authority, Single Family,
                               (GNMA/FNMA), 7.00%, 4/1/32        $   608,091
NR        AAA          300     Guam Housing Corp., Single
                               Family, 5.75%, 9/1/31                 323,406
Aaa       NR           480     Louisiana HFA, Single
                               Family, 6.375%, 12/1/27               515,640
Aaa       NR           585     Louisiana HFA, Single Family,
                               (GNMA), (AMT), 6.30%, 12/1/27         623,990
Aaa       NR         1,165     Louisiana HFA, Single Family,
                               (GNMA), (AMT), 8.00%, 3/1/25        1,359,404
Aaa       NR           615     Louisiana HFA, Single Family,
                               (GNMA/FNMA), (AMT), 6.55%,
                               12/1/26                               660,184
NR        D          1,000     Louisiana Public Facilities
                               Authority, Multifamily, (Windsor
                               Housing), 6.25%, 1/1/26               750,000
Aaa       NR         1,890     New Orleans Home Mortgage
                               Authority, Single Family,
                               (GNMA/FNMA), (AMT), 6.30%, 6/1/28   2,043,751
--------------------------------------------------------------------------------
                                                                 $ 6,884,466
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 17.5%
--------------------------------------------------------------------------------
A3        BBB+      $1,750     Bastrop, (International Paper
                               Co.), (AMT), 6.60%, 3/1/19        $ 1,946,193
A3        BBB+         750     De Soto Parish, (International
                               Paper Co.), (AMT), 7.70%, 11/1/18     878,895
Baa2      NR         1,000     East Baton Rouge Parish,
                               (Georgia-Pacific Corp.), (AMT),
                               5.35%, 9/1/11                       1,005,980
A3        A            800     Louisiana Offshore Terminal
                               Authority, Deepwater Port Revenue,
                               (Loop, LLC), 5.20%, 10/1/18           802,768
Aa2       AA         1,000     Saint Bernard Parish, (Mobil
                               Oil), 5.90%, 11/1/26                1,083,000
Aa3       NR           500     South Louisiana Port Commission,
                               (Cargill, Inc.), 5.85%, 4/1/17        534,830
--------------------------------------------------------------------------------
                                                                 $ 6,251,666
--------------------------------------------------------------------------------

Insured-Education -- 5.2%
--------------------------------------------------------------------------------
Aaa       AAA       $  450     Louisiana Public Facilities
                               Authority, (Dillard University),
                               (AMBAC), 5.00%, 2/1/28            $   444,177
Aaa       AAA          250     Louisiana Public Facilities
                               Authority, (Tulane University),
                               (MBIA), 5.00%, 11/15/27               248,273
Aaa       AAA        1,100     Louisiana State University,
                               (FGIC), 5.75%, 7/1/14               1,176,483
--------------------------------------------------------------------------------
                                                                 $ 1,868,933
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 2.0%
--------------------------------------------------------------------------------
Aaa       AAA       $1,750     Puerto Rico Electric Power
                               Authority, (MBIA), (IBC),
                               0.00%, 7/1/17                     $   714,945
--------------------------------------------------------------------------------
                                                                 $   714,945
--------------------------------------------------------------------------------

                       See notes to financial statements

Louisiana Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Insured-General Obligations -- 9.7%
--------------------------------------------------------------------------------
Aaa       AAA       $3,000     New Orleans, (AMBAC), 0.00%,
                               9/1/15                            $ 1,268,100
Aaa       AAA        4,000     New Orleans, (AMBAC), 0.00%,
                               9/1/16                              1,604,440
Aaa       AAA        1,500     New Orleans, (AMBAC), 0.00%,
                               9/1/17                                570,840
--------------------------------------------------------------------------------
                                                                 $ 3,443,380
--------------------------------------------------------------------------------

Insured-Hospitals -- 6.3%
--------------------------------------------------------------------------------
Aaa       AAA       $  100     Louisiana Public Facilities
                               Authority, (MBIA), Variable Rate,
                               12/1/14/(2)/                      $   115,250
Aaa       AAA        1,500     Ouachita Parish, Glenwood
                               Medical Center, (FSA), 5.75%,
                               5/15/21                             1,614,510
Aaa       AAA          500     Terrebonne Parish, Hospital
                               Service District No. 1,
                               (Terrebonne General Medical
                               Center), (AMBAC), 5.375%, 4/1/28      513,875
--------------------------------------------------------------------------------
                                                                 $ 2,243,635
--------------------------------------------------------------------------------

Insured-Housing -- 0.2%
--------------------------------------------------------------------------------
Aaa       AAA       $  345     East Baton Rouge Mortgage Finance
                               Authority, Single Family, (MBIA),
                               (GNMA/FNMA), 0.00%, 10/1/15       $    58,281
--------------------------------------------------------------------------------
                                                                 $    58,281
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 5.0%
--------------------------------------------------------------------------------
Aaa       AAA       $  345     Baton Rouge, Public Improvement,
                               (FGIC), 4.75%, 8/1/17             $   336,368
Aaa       AAA        1,000     Ernest N. Morial-New Orleans,
                               Exhibition Hall Authority,
                               (MBIA), 5.00%, 7/15/27                985,660
Aaa       AAA          500     Lafayette Parish, School District,
                               (FGIC), 4.60%, 4/1/18                 476,930
--------------------------------------------------------------------------------
                                                                 $ 1,798,958
--------------------------------------------------------------------------------

Life Care -- 12.9%
--------------------------------------------------------------------------------
NR        NR        $  500     Louisiana HFA, (HCC Assisted
                               Living Group 1), (AMT), 9.00%,
                               3/1/25                            $   566,310
NR        AAA          500     Louisiana HFA, (Saint Dominic
                               Assisted Care Facility), (GNMA),
                               6.85%, 9/1/25                         556,765
NR        AAA        1,995     Louisiana HFA, (Saint Joseph's
                               Manor Retirement Center), (GNMA),
                               7.80%, 12/1/35                      2,240,284
NR        BBB        1,150     Louisiana Public Facilities
                               Authority, (Glen Retirement
                               System), 6.70%, 12/1/25             1,256,030
--------------------------------------------------------------------------------
                                                                 $ 4,619,389
--------------------------------------------------------------------------------

Transportation -- 8.4%
--------------------------------------------------------------------------------
A         A-        $  500     Mississippi River Bridge
                               Authority, Bridge Revenue, 6.75%,
                               11/1/12/(3)/                      $   555,120
Baa1      A          1,000     Puerto Rico Highway and
                               Transportation Authority, 4.75%,
                               7/1/38                                969,520
Baa1      A          1,500     Puerto Rico Highway and
                               Transportation Authority, 5.00%,
                               7/1/38                              1,475,700
--------------------------------------------------------------------------------
                                                                 $ 3,000,340
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $33,307,126)                                $35,705,022
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Louisiana municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1998, 32.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 4.5% to 13.1% of total investments.

/(1)/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1998, the value of these securities amounted to $293,058 or 0.8% of the Portfolio's net assets.

/(2)/ Security has been issued as an inverse floater bond.

/(3)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Maryland Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Cogeneration -- 1.3%
--------------------------------------------------------------------------------
NR        NR        $1,250     Maryland Energy, AES, (Warrior
                               Run), (AMT), 7.40%, 9/1/19        $ 1,392,888
--------------------------------------------------------------------------------
                                                                 $ 1,392,888
--------------------------------------------------------------------------------

Education -- 3.3%
--------------------------------------------------------------------------------
NR        BBB+      $1,500     Annapolis, Economic Development
                               Revenue, (Saint Johns College),
                               5.50%, 10/1/23                    $ 1,531,935
NR        BBB          500     Montgomery County, EDA,
                               5.60%, 11/1/18                        516,595
NR        BBB          350     Montgomery County, EDA,
                               5.60%, 11/1/22                        361,337
Aa3       AA+        1,000     University of Maryland
                               Auxiliary Facilities and
                               Tuition, 6.30%, 2/1/10              1,076,760
--------------------------------------------------------------------------------
                                                                 $ 3,486,627
--------------------------------------------------------------------------------

Electric Utilities -- 8.1%
--------------------------------------------------------------------------------
A2        A         $1,500     Calvert, Pollution Control
                               Revenue, (Baltimore Gas and
                               Electric Co.), 5.55%, 7/15/14     $ 1,582,290
NR        BBB        2,500     Guam Power Authority,
                               5.25%, 10/1/13                      2,522,675
NR        BBB          750     Guam Power Authority,
                               6.625%, 10/1/14                       835,410
A1        A          2,225     Prince George's County,
                               Pollution Control Revenue,
                               (Potomac Electric), 6.375%,
                               1/15/23                             2,412,901
Baa1      BBB+       1,250     Puerto Rico Electric Power
                               Authority, Series DD, 5.00%,
                               7/1/28                              1,233,688
--------------------------------------------------------------------------------
                                                                 $ 8,586,964
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 8.2%
----------------------------------------------------------------------------
Aaa       NR        $1,125     Baltimore, SFMR, (Inner
                               Harbor), Escrowed to Matuity,
                               8.00%, 12/1/10                    $ 1,497,598
Baa1      BBB        1,250     Maryland HEFA, (Howard County
                               General Hospital), Escrowed to
                               Maturity, 5.50%, 7/1/25             1,308,125
Aaa       AAA          500     Maryland HEFA, (University of
                               Maryland), (FGIC), Prerefunded
                               to 7/1/01, 6.50%, 7/1/21              537,090
Aaa       AAA        1,365     Maryland HEFA, (Washington
                               Community Hospital), (AMBAC),
                               Prerefunded to 7/1/02,
                               6.375%, 7/1/22                      1,512,570
NR        AAA        1,000     Puerto Rico Public Improvement,
                               Prerefunded to 7/1/02,
                               6.80%, 7/1/21                       1,120,710
NR        AAA        1,000     University of Maryland System
                               Auxiliary Facility and Tuition,
                               Prerefunded to 4/1/00,
                               6.50%, 4/1/11                       1,063,190
NR        AAA          175     University of Maryland System
                               Auxiliary Facility and Tuition,
                               Prerefunded to 4/1/02,
                               6.50%, 4/1/12                         195,675
NR        NR           750     Virgin Islands Public Finance
                               Authority, Prerefunded to
                               10/1/02, 7.25%, 10/1/18               859,380
Aa1       AA           500     Washington, Suburban Sanitary
                               District, Prerefunded to
                               6/1/02, 6.20%, 6/1/11                 549,575
--------------------------------------------------------------------------------
                                                                 $ 8,643,913
--------------------------------------------------------------------------------

General Obligations -- 2.5%
--------------------------------------------------------------------------------
Aaa       AAA       $  600     Howard County, 4.75%, 2/15/27     $   584,004
Baa1      A            600     Puerto Rico, 0.00%, 7/1/16            250,866
Baa1      A            500     Puerto Rico, 0.00%, 7/1/18            188,850
Baa1      A          1,000     Puerto Rico, 4.50%, 7/1/23            924,590
Aa1       AA           500     Washington, Suburban Sanitary
                               District, 5.625%, 6/1/21              525,240
Aa        NR           190     Worcester, Sanitary District,
                               6.55%, 8/15/17                        210,108
--------------------------------------------------------------------------------
                                                                 $ 2,683,658
--------------------------------------------------------------------------------

Hospitals -- 15.2%
--------------------------------------------------------------------------------
NR        NR        $  475     Berlin, (Atlantic General),
                               8.375%, 6/1/22                    $   517,850
A2        NR         1,200     Maryland HEFA, (Calvert
                               Memorial Hospital), 5.00%, 7/1/28   1,175,316
A1        A          1,175     Maryland HEFA, (Good Samaritan
                               Hospital), 5.75%, 7/1/19            1,242,445

                       See notes to financial statements

Maryland Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Hospitals (continued)
--------------------------------------------------------------------------------
Baa1      NR        $1,000     Maryland HEFA, (Kennedy Krieger
                               Issue), 5.125%, 7/1/22            $   990,560
Baa1      NR         2,500     Maryland HEFA, (Union Hospital
                               of Cecil), 6.70%, 7/1/22            2,704,150
A         NR         4,000     Prince George's County,
                               (Dimensions Health), 5.30%, 7/1/24  4,023,879
Baa3      NR         1,355     Prince George's County,
                               (Greater SouthEast Healthcare
                               System), 6.375%, 1/1/13             1,334,255
Baa3      NR         4,250     Prince George's County,
                               (Greater SouthEast Healthcare
                               System), 6.375%, 1/1/23             4,065,209
--------------------------------------------------------------------------------
                                                                 $16,053,664
--------------------------------------------------------------------------------

Housing -- 10.9%
--------------------------------------------------------------------------------
Aa        NR        $1,000     Maryland Community Development
                               Administration Multifamily,
                               FHA, (AMT), 6.70%, 5/15/36        $ 1,084,440
Aa        NR           245     Maryland Community Development
                               Administration Single Family,
                               6.85%, 4/1/11                         258,992
Aa        NR         3,000     Maryland Community Development
                               Administration Single Family,
                               (AMT), 6.75%, 4/1/26                3,232,860
Aa        NR           885     Maryland Community Development
                               Administration Single Family,
                               (AMT), 6.80%, 4/1/22                  949,269
Aa        NR           745     Maryland Community Development
                               Administration Single Family,
                               (AMT), 6.80%, 4/1/24                  799,102
Aa2       NR         1,000     Montgomery County, Housing
                               Opportunities Commission, SFMR,
                               0.00%, 7/1/28                         196,610
Aa2       NR         2,525     Montgomery County, SFMR, (AMT),
                               6.05%, 7/1/27                       2,683,646
NR        A             40     Prince George's County,
                               (Antoinette Gardens
                               Apartments), FHA, 7.00%, 3/1/28        40,235
NR        AAA        2,160     Prince George's County, Housing
                               Authority, (Langely Gardens),
                               (AMT), 5.875%, 2/20/39              2,265,084
--------------------------------------------------------------------------------
                                                                 $11,510,238
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 8.5%
--------------------------------------------------------------------------------
A1        A         $1,350     Allegany, Pollution Control
                               Revenue, (Westvaco Corp.),
                               6.20%, 1/1/08                     $ 1,499,108
NR        NR         1,350     Baltimore, Pollution Control
                               Revenue, (Bethlehem Steel Corp.),
                               7.50%, 6/1/15/(1)/                  1,509,314
Aa3       AA-        2,000     Baltimore, Port Facilities,
                               (Consolidated Coal Sales Co.-
                               E.I. du Pont de Nemours),
                               6.50%, 12/1/10                      2,209,460
Aa3       AA-        2,000     Baltimore, Port Facilities,
                               (Consolidated Coal Sales Co.-
                               E.I. du Pont de Nemours),
                               6.50%, 10/1/11/(1)/                 2,199,980
NR        AA-        1,425     Frederick, EDA, (Cargill, Inc.),
                               6.30%, 11/1/09/(2)/                 1,572,103
--------------------------------------------------------------------------------
                                                                 $ 8,989,965
--------------------------------------------------------------------------------

Insured-Education -- 5.8%
--------------------------------------------------------------------------------
Aaa       AAA       $4,600     Maryland HEFA, (Loyola College),
                               (MBIA), 5.375%, 10/1/26/(1)/      $ 4,773,879
Aaa       AAA        1,200     Morgan State University,
                               Maryland Academic and
                               Facilities, (MBIA), 6.10%, 7/1/20   1,406,460
--------------------------------------------------------------------------------
                                                                 $ 6,180,339
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 1.9%
--------------------------------------------------------------------------------
Aaa       AAA       $1,700     Montgomery County, Pollution
                               Control Revenue, (Potomac
                               Electric Power Co.), (MBIA),
                               5.375%, 2/15/24                   $ 1,748,280
Aaa       AAA          250     Puerto Rico Electric Power
                               Authority, "STRIPES", (FSA),
                               Variable Rate, 7/1/03/(3)/            288,438
--------------------------------------------------------------------------------
                                                                 $ 2,036,718
--------------------------------------------------------------------------------

Insured-Hospitals -- 9.7%
--------------------------------------------------------------------------------
Aaa       AAA       $  750     Calvert, EDA, (Asbury -
                               Solomon), (MBIA), 5.00%, 1/1/27   $   746,010
Aaa       AAA        3,000     Maryland HEFA, (Helix Health
                               Issue), (AMBAC), 5.00%, 7/1/27      2,983,920


                       See notes to financial statements

Maryland Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Insured-Hospitals (continued)
--------------------------------------------------------------------------------
Aaa       AAA       $3,000     Maryland HEFA, (Johns Hopkins
                               Medicine-Howard County General
                               Hospital Acquisition), (MBIA),
                               5.00%, 7/1/29                     $  2,983,440
Aaa       AAA        3,150     Puerto Rico ITEM & EC, (Auxilio
                               Mutuo), (MBIA), 6.25%, 7/1/24        3,536,221
--------------------------------------------------------------------------------
                                                                 $ 10,249,591
--------------------------------------------------------------------------------

Insured-Housing -- 0.5%
--------------------------------------------------------------------------------
Aaa       AAA       $  500     Prince George's County,
                               (Keystone Apartments), FHA,
                               (MBIA), 6.80%, 7/1/25             $    534,320
--------------------------------------------------------------------------------
                                                                 $    534,320
--------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of Participation -- 5.6%
--------------------------------------------------------------------------------
Aaa       AAA       $3,460     Baltimore, Certificates of
                               Participation (Board of
                               Education Administration), (MBIA),
                               5.00%, 4/1/13/(4)/                $  3,414,397
Aaa       AAA        1,000     Maryland Stadium Authority,
                               (AMBAC), 5.60%, 3/1/14               1,070,500
Aaa       AAA        1,300     Maryland Stadium Authority,
                               (AMBAC), 5.80%, 3/1/26               1,393,145
--------------------------------------------------------------------------------
                                                                 $  5,878,042
--------------------------------------------------------------------------------

Insured-Solid Waste -- 5.2%
--------------------------------------------------------------------------------
Aaa       AAA       $5,000     NE Maryland Solid Waste
                               Disposal, (MBIA), (AMT),
                               6.30%, 7/1/16                     $  5,462,049
--------------------------------------------------------------------------------
                                                                 $  5,462,049
--------------------------------------------------------------------------------

Insured-Transportation -- 3.8%
--------------------------------------------------------------------------------
Aaa       AAA       $2,000     Baltimore, International
                               Airport, (FGIC), (AMT),
                               6.25%, 7/1/14                     $  2,196,060
Aaa       AAA        1,750     Washington, D.C., Metro Area
                               Transportation, (FGIC),
                               5.25%, 7/1/14                        1,808,450
--------------------------------------------------------------------------------
                                                                 $  4,004,510
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 6.2%
--------------------------------------------------------------------------------
Aaa       AAA       $1,000     Baltimore, Sewer, (FGIC),
                               5.50%, 7/1/26                     $  1,051,080
Aaa       AAA        1,000     Baltimore, Wastewater, (FGIC),
                               5.00%, 7/1/22                        1,023,130
Aaa       AAA        2,000     Baltimore, Wastewater, (MBIA),
                               5.65%, 7/1/20                        2,219,580
Aaa       AAA        2,100     Baltimore, Water, (FGIC),
                               5.50%, 7/1/26                        2,207,268
--------------------------------------------------------------------------------
                                                                 $  6,501,058
--------------------------------------------------------------------------------

Transportation -- 2.3%
--------------------------------------------------------------------------------
Baa1      A         $  500     Puerto Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/36                     $    502,020
Baa1      A          2,000     Puerto Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/38                        1,967,600
--------------------------------------------------------------------------------
                                                                 $  2,469,620
--------------------------------------------------------------------------------

Water and Sewer -- 1.0%
--------------------------------------------------------------------------------
Aa2       AA        $1,000     Maryland Water Quality
                               Financing Administration
                               Revolving Loan Fund,
                               6.55%, 9/1/14                     $  1,102,130
--------------------------------------------------------------------------------
                                                                 $  1,102,130
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $98,601,792)                               $105,766,294
--------------------------------------------------------------------------------

AMT-Interest earned from these securities may be considered a tax preference item for the purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Maryland municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1998, 40.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.3% to 25.4% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover when-issued securities.

/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(3)/ Security has been issued as an inverse floater bond.

/(4)/ When-issued security.

                       See notes to financial statements

Missouri Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Electric Utilities -- 2.7%
--------------------------------------------------------------------------------
NR        BBB       $1,010     Guam Power Authority,
                               6.30%, 10/1/22                       $ 1,077,317
Baa1      BBB+         750     Puerto Rico Electric Power
                               Authority, 6.375%, 7/1/24                856,035
--------------------------------------------------------------------------------
                                                                    $ 1,933,352
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 4.4%
--------------------------------------------------------------------------------
NR        NR        $1,000     Lake of The Ozarks,
                               (Community Bridge Corp.),
                               Prerefunded to 12/1/06,
                               6.40%, 12/1/25/(1)/                  $ 1,175,000
Aaa       AAA          575     Missouri HEFA, (Saint Louis
                               Children's), (MBIA),
                               Escrowed to Maturity,
                               0.00%, 5/15/08                           374,394
NR        AAA          500     Puerto Rico, "RIBS",
                               (AMBAC), Variable Rate,
                               Prerefunded to 7/1/02,
                               7.544%, 7/1/15/(2)(3)/                   586,115
NR        AAA        1,000     Saint Louis County,
                               Mortgage Revenue, (GNMA),
                               (AMT), Escrowed to
                               Maturity, 5.40%, 1/1/16                1,052,480
--------------------------------------------------------------------------------
                                                                    $ 3,187,989
--------------------------------------------------------------------------------

Hospitals -- 19.7%
--------------------------------------------------------------------------------
Aa2       AA        $3,250     Missouri HEFA, (Barnes
                               Jewish Christian), 5.25%, 5/15/14    $ 3,400,637
NR        A+         1,500     Missouri HEFA, (Childrens
                               Mercy Hospital), 5.30%, 5/15/28        1,513,170
NR        BBB+       1,000     Missouri HEFA, (Freeman
                               Health Systems), 5.25%, 2/15/18          991,070
Baa       NR         2,000     Missouri HEFA, (Jefferson
                               Memorial Hospital), 6.00%, 8/15/23     2,090,560
Baa       NR         1,900     Missouri HEFA, (Jefferson
                               Memorial Hospital), 6.80%, 5/15/25     2,093,572
NR        BBB+       1,500     Missouri HEFA, (Lake of the
                               Ozarks General Hospital),
                               6.50%, 2/15/21                         1,642,110
NR        BBB+       1,250     Taney County IDA, (The
                               Skaggs Community Hospital
                               Association), 5.30%, 5/15/18           1,250,438
NR        BBB-       1,250     West Plains IDA, (Ozarks
                               Medical Center), 5.65%, 11/15/22       1,275,375
--------------------------------------------------------------------------------
                                                                    $14,256,932
--------------------------------------------------------------------------------

Housing -- 3.6%
--------------------------------------------------------------------------------
NR        AAA       $  905     Missouri Housing
                               Development Authority,
                               SFMR, (GNMA), 6.45%, 9/1/27          $   971,898
NR        AAA          535     Missouri Housing
                               Development Authority, SFMR,
                               (GNMA), (AMT), 6.75%, 6/1/24             568,491
NR        AAA          915     Missouri Housing Development
                               Authority, SFMR, (GNMA), (AMT),
                               7.25%, 9/1/26                          1,034,655
--------------------------------------------------------------------------------
                                                                    $ 2,575,044
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 14.3%
--------------------------------------------------------------------------------
NR        BB-       $1,035     Jefferson County, (Kmart
                               Corp.), 6.40%, 8/1/08                $ 1,104,221
NR        NR         1,280     Kansas City IDA, (Airline
                               Cargo Facilities), 8.50%, 1/1/17       1,460,429
A3        NR         1,200     Missouri Environmental
                               Improvement and Energy
                               Resources Authority,
                               (American Cyanamid
                               Company), 5.80%, 9/1/09                1,345,812
Baa3      BBB-       2,250     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.25%, 6/1/26                          2,450,993
A1        A+         3,750     Saint Louis IDA, (Anheuser-Busch),
                               (AMT), 5.875%, 11/1/26                 4,011,412
--------------------------------------------------------------------------------
                                                                    $10,372,867
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 8.9%
--------------------------------------------------------------------------------
Aaa       AAA       $4,500     Missouri Environmental
                               Improvement and Energy
                               Resources Authority, (Union
                               Electric), (AMBAC), (AMT),
                               5.45%, 10/1/28                       $ 4,667,309
Aaa       AAA          700     Puerto Rico Electric Power
                               Authority, "STRIPES", (FSA),
                               Variable Rate, 7/1/03/(3)/               807,625
Aaa       AAA        1,000     Sikeston, Electric System,
                               (MBIA), 5.00%, 6/1/22                    992,370
--------------------------------------------------------------------------------
                                                                    $ 6,467,304
--------------------------------------------------------------------------------

Insured-General Obligations -- 1.9%
--------------------------------------------------------------------------------
Aaa       AAA       $  500     Puerto Rico, (FSA),
                               Variable Rate, 7/1/22/(2)(3)/        $   573,750


                       See notes to financial statements

Missouri Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------  Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Insured-General Obligations (continued)
--------------------------------------------------------------------------------
Aaa       AAA       $2,000     Saint Charles County, (Francis
                               Howell School District), (FGIC),
                               5.25%, 3/1/16                     $   835,580
--------------------------------------------------------------------------------
                                                                 $ 1,409,330
--------------------------------------------------------------------------------

Insured-Hospitals -- 11.7%
--------------------------------------------------------------------------------
Aaa       AAA       $1,000     Jackson County, (Saint Joseph's
                               Health System), (MBIA),
                               6.50%, 7/1/12                     $ 1,092,230
Aaa       AAA          800     Jackson County, (Saint Joseph's
                               Health System), (MBIA),
                               6.50%, 7/1/19                         875,272
Aaa       AAA        1,500     Missouri HEFA, (Heartland
                               Health), (AMBAC), 6.35%, 11/15/17   1,648,515
Aaa       AAA        9,500     Missouri HEFA, (Lester Cox
                               Medical Center), (MBIA), 0.00%,
                               9/1/20                              3,226,009
Aaa       AAA        1,500     Missouri HEFA, (Lester Cox
                               Medical Center), (MBIA), 5.35%,
                               6/1/10                              1,626,675
--------------------------------------------------------------------------------
                                                                 $ 8,468,701
--------------------------------------------------------------------------------

Insured-Housing -- 2.3%
--------------------------------------------------------------------------------
Aaa       AAA       $1,500     SCA, MFMR Receipts, Springfield,
                               (FSA), 7.10%, 1/1/30              $ 1,649,115
--------------------------------------------------------------------------------
                                                                 $ 1,649,115
--------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of Participation -- 2.1%
--------------------------------------------------------------------------------
Aaa       AAA       $1,000     Kansas City Municipal Assistance
                               Corp., Bartle Hall Convention,
                               (AMBAC), 5.00%, 4/15/20           $   995,360
Aaa       AAA          500     Saint Charles County, PFA,
                               (FGIC), 6.375%, 3/15/07               546,985
--------------------------------------------------------------------------------
                                                                 $ 1,542,345
--------------------------------------------------------------------------------

Insured-Transportation -- 1.4%
--------------------------------------------------------------------------------
Aaa       AAA       $  910     Saint Louis, Airport Revenue,
                               (Lambert International Airport),
                               (FGIC), 6.00%, 7/1/14             $ 1,033,887
--------------------------------------------------------------------------------
                                                                 $ 1,033,887
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 1.1%
--------------------------------------------------------------------------------
Aaa       AAA       $  750     Saint Louis Water, (FGIC),
                               6.00%, 7/1/14                     $   829,073
--------------------------------------------------------------------------------
                                                                 $   829,073
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 8.5%
--------------------------------------------------------------------------------
A1        A+        $2,000     Missouri Regional Convention and
                               Sports Complex Authority,
                               5.50%, 8/15/21                    $ 2,063,420
A         BBB+       3,000     Saint Louis County, Regional
                               Convention and Sports Complex
                               Authority, 5.50%, 8/15/13           3,086,250
A         BBB+       1,000     Saint Louis County, Regional
                               Convention and Sports Complex
                               Authority, 5.75%, 8/15/21           1,039,120
--------------------------------------------------------------------------------
                                                                 $ 6,188,790
--------------------------------------------------------------------------------

Life Care -- 4.9%
--------------------------------------------------------------------------------
Baa1      NR        $  300     Cass County, (Fox Springs Living
                               Center), 7.375%, 10/1/22          $   331,026
NR        NR           915     Kansas City IDA, (Kingswood
                               United Methodist Manor),
                               9.00%, 11/15/13                     1,061,821
NR        NR         2,000     Missouri HEFA, (Lutheran Senior
                               Services), 6.375%, 2/1/27           2,134,140
--------------------------------------------------------------------------------
                                                                 $ 3,526,987
--------------------------------------------------------------------------------

Nursing Homes -- 3.8%
--------------------------------------------------------------------------------
NR        NR        $1,000     Kansas City IDA, (Beverly
                               Enterprises), 8.00%, 12/1/02      $ 1,082,660
NR        NR           500     Missouri HEFA, (Bethesda Health
                               Group of Saint Louis, Inc.),
                               6.625%, 8/15/05                       536,005
NR        NR         1,000     Missouri HEFA, (Bethesda Health
                               Group of Saint Louis, Inc.),
                               7.50%, 8/15/12                      1,127,090
--------------------------------------------------------------------------------
                                                                 $ 2,745,755
--------------------------------------------------------------------------------

Pooled Loans -- 3.8%
--------------------------------------------------------------------------------
A         NR        $2,750     Missouri Higher Education Loan
                               Authority, Student Loan, (AMT),
                               5.45%, 2/15/09                    $ 2,787,730
--------------------------------------------------------------------------------
                                                                 $ 2,787,730
--------------------------------------------------------------------------------

Transportation -- 1.5%
--------------------------------------------------------------------------------
Baa1      A         $1,000     Puerto Rico Highway and
                               Transportation Authority,
                               6.625%, 7/1/12                    $ 1,098,690
--------------------------------------------------------------------------------
                                                                 $ 1,098,690
--------------------------------------------------------------------------------

                       See notes to financial statements

Missouri Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Water and Sewer -- 3.4%
--------------------------------------------------------------------------------
Aa1       NR        $1,000     Missouri Environmental
                               Improvement and Energy Resources
                               Authority, 0.00%, 1/1/14          $   476,740
Aa1       NR           500     Missouri Environmental
                               Improvement and Energy Resources
                               Authority, 6.55%, 7/1/14              547,175
Aa1       NR         1,250     Missouri Environmental
                               Improvement and Energy Resources
                               Authority, 7.20%, 7/1/16            1,440,300
--------------------------------------------------------------------------------
                                                                 $ 2,464,215
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $64,892,579)                               $72,538,106
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Missouri municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1998, 30.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 4.2% to 11.3% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1998, the value of these securities amounted to $1,159,865 or 1.6% of the Portfolio's net assets.

/(3)/ Security has been issued as an inverse floater bond.


                       See notes to financial statements

North Carolina Municipals Portfolio  as of August 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%



Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------

Education -- 5.5%
--------------------------------------------------------------------------------
 Aa1       AA+      $1,000     North Carolina Educational
                               Facilities Finance Agency,
                               (Duke University), 6.75%,
                               10/1/21                      $   1,093,780

 Aa2       AA        2,000     University of North
                               Carolina at Chapel Hill,
                               0.00%, 8/1/17                      798,960

 Aa2       AA        2,500     University of North
                               Carolina at Chapel Hill,
                               0.00%, 8/1/19                      904,525

 Aa3       AA        5,685     University of North
                               Carolina at Chapel Hill,
                               5.00%, 2/15/29                   5,627,808
--------------------------------------------------------------------------------
                                                            $   8,425,073
--------------------------------------------------------------------------------

Electric Utilities -- 5.1%
--------------------------------------------------------------------------------
 Baa1      BBB      $5,000     North Carolina Municipal
                               Power Authority, (Eastern
                               Power),
                               6.125%, 1/1/09               $   5,547,299

 Baa1      BBB+      2,000     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17           802,200

 Baa1      BBB+      2,000     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17           802,200

 Baa1      BBB+        365     Puerto Rico Electric Power
                               Authority, 7.125%, 7/1/14          380,341

 NR        NR          230     Virgin Islands Water and
                               Power Authority, 7.40%,
                               7/1/11                             253,490
--------------------------------------------------------------------------------
                                                            $   7,785,530
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.5%
--------------------------------------------------------------------------------
 Baa1      AAA      $  635     Puerto Rico Electric Power
                               Authority, Prerefunded to
                               7/1/99,
                               7.125%, 7/1/14               $     663,442

 NR        AAA         150     Puerto Rico General
                               Obligations, Prerefunded
                               to 7/1/00,
                               7.30%, 7/1/20                      162,570

 NR        AAA       1,000     Puerto Rico, "RIBS",
                               (AMBAC), Variable Rate,
                               Prerefunded to 7/1/02,
                               7.544%, 7/1/15/(1)(2)/           1,172,230

 NR        NR        1,550     Virgin Islands Public
                               Finance Authority,
                               Prerefunded to 10/1/02,
                               7.25%, 10/1/18                   1,776,052
--------------------------------------------------------------------------------
                                                            $   3,774,294
--------------------------------------------------------------------------------

General Obligations -- 3.8%
--------------------------------------------------------------------------------
 Aa1       AAA      $  700     Durham, Public
                               Improvement, 4.70%, 3/1/17   $     690,046

 A         A-          175     Eden, Water and Sewer
                               Bonds, (AMT), 6.75%, 6/1/08        192,640

 Aaa       AAA       3,550     North Carolina Capital
                               Improvements, 4.75%, 2/1/12      3,629,556

 Baa1      A           500     Puerto Rico, 0.00%, 7/1/17         198,715

 Baa1      A         1,000     Puerto Rico Public
                               Buildings Authority,
                               5.25%, 7/1/21                    1,010,220
--------------------------------------------------------------------------------
                                                            $   5,721,177
--------------------------------------------------------------------------------

Hospitals -- 16.4%
--------------------------------------------------------------------------------
 Aa3       AA       $2,090     Charlotte-Mecklenberg
                               Hospital, 0.00%, 1/1/06      $   1,534,248

 Aa3       AA        4,000     Charlotte-Mecklenberg
                               Hospital, 5.125%,
                               1/15/22/(3)/                     4,012,520

 Aa3       AA        2,000     Charlotte-Mecklenberg
                               Hospital, 5.875%, 1/15/26        2,164,780

 Baa3      NR        1,500     North Carolina Medical
                               Care Commission, (Annie
                               Penn Memorial Hospital),
                               5.375%, 1/1/22                   1,497,900

 Aa3       AA        3,400     North Carolina Medical
                               Care Commission, (Duke
                               University Hospital),
                               0.00%, 6/1/09                    2,077,774

 Aa3       AA        1,000     North Carolina Medical
                               Care Commission, (Duke
                               University Hospital),
                               5.25%, 6/1/21                    1,013,570

 A1        A+        1,000     North Carolina Medical
                               Care Commission, (Gaston
                               Health Care), 5.00%,               965,860
                               2/15/29

 Aa3       AA        2,000     North Carolina Medical
                               Care Commission, (North
                               Carolina Baptist
                               Hospital), 6.00%, 6/1/22         2,130,060

 Aa3       AA-       2,750     North Carolina Medical
                               Care Commission, (Pitt
                               County Memorial Hospital),
                               4.75%, 12/1/28/(4)/              2,600,208

 Aa3       AA        1,700     North Carolina Medical
                               Care Commission,
                               (Presbyterian Health
                               Services), 6.00%, 10/1/24        1,864,220

 NR        BBB+      2,500     North Carolina Medical
                               Care Commission,
                               (Roanoke-Chowan Hospital),
                               7.75%, 10/1/19                   2,622,250

 Aa3       AA-       2,500     Pitt County Memorial
                               Hospital, 5.25%, 12/1/21         2,537,300
--------------------------------------------------------------------------------
                                                            $  25,020,690
--------------------------------------------------------------------------------


                       See notes to financial statements

North Carolina Municipals Portfolio  as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------
Housing -- 11.7%
 NR        AAA      $1,900     Charlotte Housing
                               Authority,
                               Double Oaks, FHA, (FNMA),
                               7.35%, 5/15/26               $   2,123,364

 NR        AAA       1,000     Guam Housing Corp., Single
                               Family, 5.75%, 9/1/31            1,078,020

 Aa2       AA        2,250     North Carolina HFA, MFMR,
                               6.70%, 1/1/26                    2,445,165

 Aa2       AA        1,945     North Carolina HFA, MFMR,
                               (AMT), 6.45%, 9/1/27             2,090,739

 Aa        AA        1,250     North Carolina HFA, SFMR,
                               (AMT), 6.20%, 9/1/27             1,320,063

 Aa2       AA        1,500     North Carolina HFA, SFMR,
                               (AMT), 6.30%, 3/1/26             1,600,455

 Aa        AA        2,080     North Carolina HFA, SFMR,
                               (AMT), 6.60%, 9/1/26             2,230,051

 Aa2       AA        3,880     North Carolina HFA, SFMR,
                               (AMT), 6.70%, 9/1/26             4,163,667

 Aa        AA          755     North Carolina HFA, SFMR,
                               (AMT), 7.05%, 9/1/20               805,034
--------------------------------------------------------------------------------
                                                            $  17,856,558
--------------------------------------------------------------------------------

Industrial Development Revenue /
Pollution Control Revenue -- 13.9%
--------------------------------------------------------------------------------
 A2        A        $1,015     Chatham County Industrial
                               Facilities and Pollution,
                               (Carolina Power and
                               Light), 6.30%, 6/15/14       $   1,094,028

 Baa1      BBB       2,750     Haywood County IDA,
                               (Champion International
                               Corp.), (AMT),                   2,821,005
                               5.50%, 10/1/18

 Baa1      BBB       1,500     Haywood County IDA,
                               (Champion International
                               Corp.), (AMT),
                               5.75%, 12/1/25                   1,560,390

 A2        A         3,750     Martin County IDA,
                               (Weyerhaeuser Co.), (AMT),
                               6.80%, 5/1/24                    4,176,263

 Baa2      BBB       2,500     New Hanover County,
                               (Occidental Petroleum
                               Corp.), 6.70%, 7/1/19            2,696,200

 Baa3      BBB-      6,155     Puerto Rico Port
                               Authority,
                               (American Airlines),
                               (AMT),
                               6.25%, 6/1/26/(3)/               6,704,825

 Baa3      BBB-      1,150     Puerto Rico Port
                               Authority, (American
                               Airlines), (AMT), 6.30%,
                               6/1/23                           1,236,676

NR         AA-         850     Robeson County, Industrial
                               Facilities and Pollution
                               Control Financing
                               Authority, (Campbell Soup
                               Co.), 6.40%, 12/1/06             975,673
--------------------------------------------------------------------------------
                                                            $  21,265,060
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 6.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,500     North Carolina Eastern
                               Municipal Power Authority,
                               (FSA), Variable Rate,
                               1/1/19/(1)(2)/               $   1,605,120

 Aaa       AAA       2,000     North Carolina Eastern
                               Municipal Power Authority,
                               (MBIA),
                               5.375%, 1/1/24                   2,080,840

 Aaa       AAA       4,000     North Carolina Municipal
                               Power Authority, (Catawba
                               Electric), (MBIA),
                               Variable Rate, 1/1/12/(2)/       4,375,000

 Aaa       AAA       1,400     Puerto Rico Electric Power
                               Authority, "STRIPES",
                               (FSA), Variable
                               Rate, 7/1/02/(2)/                1,569,750
--------------------------------------------------------------------------------
                                                            $   9,630,710
--------------------------------------------------------------------------------

Insured-General Obligations -- 2.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $3,500     Puerto Rico, (FSA),
                               Variable
                               Rate, 7/1/22/(2)/            $   4,016,250
--------------------------------------------------------------------------------
                                                            $   4,016,250
--------------------------------------------------------------------------------

Insured-Hospitals -- 9.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $  500     Cumberland County
                               Hospital, (MBIA), 0.00%,
                               10/1/09                      $     305,990

 Aaa       AAA         935     North Carolina Medical
                               Care Commission, (Memorial
                               Mission Hospital), (FSA),
                               0.00%, 10/1/06                     665,019

 Aaa       AAA       2,125     North Carolina Medical
                               Care Commission, (Rex
                               Healthcare), (AMBAC),            2,096,610
                               5.00%, 6/1/23

 Aaa       AAA       5,000     North Carolina Medical
                               Care Commission, (Saint
                               Joseph's Medical Center),
                               (AMBAC),
                               5.10%, 10/1/14                   5,113,750

 Aaa       AAA       5,000     North Carolina Medical
                               Care Commission, (Wake
                               County Hospital), (MBIA),
                               5.375%, 10/1/26                  5,185,849

 Aaa       AAA       1,500     North Carolina Medical
                               Care Commission, (Wilson
                               Memorial Hospital),
                               (AMBAC),
                               0.00%, 11/1/15                     654,495
--------------------------------------------------------------------------------
                                                            $  14,021,713
--------------------------------------------------------------------------------


                       See notes to financial statements

North Carolina Municipals Portfolio  as of August 31, 1998
PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------
Insured-Lease Revenue /
Certificates of Participation -- 3.3%
 Aaa       AAA      $2,150     Charlotte, Convention
                               Facility, (AMBAC), 5.25%,
                               12/1/13                      $   2,230,475

 Aaa       AAA       1,575     Franklin, County Jail,
                               (FGIC), 6.625%, 6/1/14           1,771,859

 Aaa       AAA       1,000     Mooresville School
                               District, (AMBAC), 6.35%,
                               10/1/14                          1,100,910
--------------------------------------------------------------------------------
                                                            $   5,103,244
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 0.8%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,250     Centennial Authority,
                               Hotel Tax Revenue,
                               (Arena), (FSA),
                               5.125%, 9/1/19               $   1,255,225
--------------------------------------------------------------------------------
                                                            $   1,255,225
--------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 8.9%
--------------------------------------------------------------------------------
 A1        A        $2,065     Buncombe County,
                               6.625%, 12/1/10              $   2,323,951

 A3        A-        6,000     Columbus County,
                               Industrial Facility and
                               Pollution Control
                               Financing, (International
                               Paper Co.), (AMT), 6.15%,
                               4/1/21                           6,563,819

 NR        AA          825     Durham County, 6.10%,
                               7/15/07                            897,427

 Aa3       NR          985     Durham County, 6.75%,
                               12/1/11                          1,092,168

 A1        AA        2,400     Greensboro, Greensboro
                               Coliseum Arena, 6.75%,
                               12/1/09                          2,623,920
--------------------------------------------------------------------------------
                                                            $  13,501,285
--------------------------------------------------------------------------------

Transportation -- 8.7%
--------------------------------------------------------------------------------
 Baa1      A        $4,450     Puerto Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/36                $   4,467,978

 Baa1      A         4,000     Puerto Rico Highway and
                               Transportation Authority,
                               5.25%, 7/1/20                    4,042,000

 Baa1      A         1,490     Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/15                    1,608,500

 Baa1      A        $2,925     Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/36                $   3,133,699
--------------------------------------------------------------------------------
                                                            $  13,252,177
--------------------------------------------------------------------------------

Water and Sewer -- 1.3%
--------------------------------------------------------------------------------
 Aa2       AA       $2,000     Orange County, Water and
                               Sewer, 5.20%, 7/1/16         $   2,039,580
--------------------------------------------------------------------------------
                                                            $   2,039,580
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $137,336,031)                          $152,668,566
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by North Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1998, 23.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.2% to 8.1% of total investments.

/(1)/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1998, the value of these securities amounted to $2,777,350 or 1.8% of the Portfolio's net assets.

/(2)/ Security has been issued as an inverse floater bond.

/(3)/ Security (or a portion thereof) has been segregated to cover when-issued securities.

/(4)/ When-issued security.


                       See notes to financial statements

Oregon Municipals Portfolio  as of August 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------

Cogeneration -- 2.2%
--------------------------------------------------------------------------------
 NR        NR       $2,000     Western Generation Agency,
                               (Wauna Cogeneration),
                               (AMT), 7.40%, 1/1/16         $   2,209,180
--------------------------------------------------------------------------------
                                                            $   2,209,180
--------------------------------------------------------------------------------

Education -- 1.1%
--------------------------------------------------------------------------------
 A2        NR       $1,000     Salem EFA, (Willamette
                               University), 6.10%, 4/1/14   $   1,074,960
--------------------------------------------------------------------------------
                                                            $   1,074,960
--------------------------------------------------------------------------------

Electric Utilities -- 5.4%
--------------------------------------------------------------------------------
 Aa1       AA-      $4,000     Eugene, Trojan Nuclear
                               Power, 5.90%, 9/1/09         $   4,006,200

 Aa1       AA-       1,000     Northern Wasco County,
                               (Bonneville Power
                               Administration), 5.20%,
                               12/1/24                          1,007,420

 A         A+          500     Puerto Rico Telephone
                               Authority, Variable
                               Rate, 1/1/20/(1)/(2)/               557,420
--------------------------------------------------------------------------------
                                                            $   5,571,040
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 5.8%
--------------------------------------------------------------------------------
 A1        AAA      $2,000     Medford, Rogue Valley
                               Memorial Hospital,
                               Escrowed to Maturity,
                               6.25%, 12/1/07               $   2,223,500

 NR        A+        1,250     Oregon State, Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority, (Reed College),
                               Prerefunded to 7/1/02,
                               6.75%, 7/1/21                    1,371,088

 NR        AAA       2,000     Puerto Rico, "RIBS",
                               (AMBAC), Variable Rate,
                               Prerefunded to 7/1/02,
                               7.544%, 7/1/15/(1)/(2)/           2,344,460
--------------------------------------------------------------------------------
                                                            $   5,939,048
--------------------------------------------------------------------------------

General Obligations -- 13.3%
--------------------------------------------------------------------------------
 Aa        NR       $1,000     Lane County, Eugene School
                               District, 5.375%, 7/1/13     $   1,030,780

 Aa2       AA        1,000     Oregon State, Board of
                               Higher Education, 6.00%,
                               10/15/18                         1,072,320

 Aa2       AA       $1,250     Oregon State, Elderly and
                               Disabled Housing, 6.375%,
                               8/1/24                       $   1,367,250

 Aa2       AA        4,610     Oregon State, Elderly and
                               Disabled Housing, (AMT),
                               5.65%, 8/1/26                    4,889,597

 Aa2       AA        1,190     Oregon State, Veterans
                               Welfare, 5.85%, 10/1/15          1,251,535

 Aa2       AA          500     Oregon State, Veterans
                               Welfare, 5.875%, 10/1/18           524,900

 Aa2       AA        1,500     Oregon State, Veterans
                               Welfare, 5.90%, 10/1/17          1,595,865

 Baa1      A         4,850     Puerto Rico, 0.00%, 7/1/17       1,927,536
--------------------------------------------------------------------------------
                                                            $  13,659,783
--------------------------------------------------------------------------------

Hospitals -- 1.0%
--------------------------------------------------------------------------------
 A2        A+       $1,000     Clackamas County, (Kaiser
                               Permanente), 6.25%, 4/1/21   $   1,059,630
--------------------------------------------------------------------------------
                                                            $   1,059,630
--------------------------------------------------------------------------------

Housing -- 35.4%
--------------------------------------------------------------------------------
 NR        NR       $2,105     Hood River County, Health
                               Facility Authority,
                               Elderly Housing Revenue,
                               (Down Manor Project),
                               6.50%, 1/1/17                $   2,216,144

 Aa2       NR        2,500     Oregon State, Housing and
                               Community Services
                               Department, MFMR, (AMT),
                               5.70%, 7/1/29                    2,587,675

 Aa2       NR        1,500     Oregon State, Housing and
                               Community Services
                               Department, MFMR, (AMT),
                               6.20%, 7/1/28                    1,605,855

 Aa2       NR        1,975     Oregon State, Housing and
                               Community Services
                               Department, SFMR, (AMT),
                               6.20%, 7/1/27                    2,108,135

 Aa2       NR        4,700     Oregon State, Housing and
                               Community Services
                               Department, SFMR, (AMT),
                               6.20%, 7/1/27                    5,032,807

 Aa2       NR        3,500     Oregon State, Housing and
                               Community Services
                               Department, SFMR, (AMT),
                               6.375%, 7/1/27                   3,776,780

 Aa2       NR        1,985     Oregon State, Housing and
                               Community Services
                               Department, SFMR, (AMT),
                               6.40%, 7/1/26                    2,137,587

 Aa2       NR        2,500     Oregon State, Housing and
                               Community Services
                               Department, SFMR, (AMT),
                               6.45%, 7/1/26                    2,693,275



                       See notes to financial statements

Oregon Municipals Portfolio  as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------

Housing (continued)
--------------------------------------------------------------------------------
 NR        A        $1,000     Portland Housing
                               Authority,
                               6.00%, 1/1/27                $   1,034,330

 Aa3       NR        4,810     Portland Housing
                               Authority, MFMR, (Berry
                               Ridge), (AMT),
                               6.30%, 5/1/29                    5,147,276

 Aaa       NR        2,875     Portland Housing
                               Authority, MFMR, (Cherry
                               Blossom), (AMT),
                               6.20%, 12/20/36                  3,074,956

 NR        A         1,750     Portland Housing
                               Authority, MFMR,
                               (Riverwood), 6.00%, 1/1/19       1,826,720

 Aa3       NR        1,000     Washington County Housing
                               Authority, MFMR, (Bethany
                               Meadows), (AMT),
                               5.75%, 9/1/17                    1,039,690

 Aa3       NR        2,000     Washington County Housing
                               Authority, MFMR, (Bethany
                               Meadows), (AMT),
                               5.85%, 9/1/27                    2,078,960
--------------------------------------------------------------------------------
                                                            $  36,360,190
--------------------------------------------------------------------------------

Industrial Development Revenue /
Pollution Control Revenue -- 10.7%
--------------------------------------------------------------------------------
 Baa2      BBB-     $3,500     Oregon EDA, (Georgia
                               Pacific), (AMT), 6.35%,
                               8/1/25                       $   3,757,565

 NR        BBB-      5,000     Port of Astoria, Pollution
                               Control Revenue, (James
                               River Corp.), 6.55%, 2/1/15      5,356,699

 NR        NR          750     Port of Portland, (Ash
                               Grove Cement Co.), 7.25%,
                               10/1/09                            811,613

 NR        NR        1,000     Port of Portland, (North
                               Portland Crown Zellerbach
                               Corp.),
                               6.125%, 5/15/08                  1,002,850
--------------------------------------------------------------------------------
                                                            $  10,928,727
--------------------------------------------------------------------------------

Insured-Colleges and Universities -- 1.5%
--------------------------------------------------------------------------------
 Aaa       AAA      $4,850     Oregon Health Science
                               University, Capital
                               Appreciation (MBIA),
                               0.00%, 7/1/21                $   1,577,075
--------------------------------------------------------------------------------
                                                            $   1,577,075
--------------------------------------------------------------------------------

Insured-Education -- 2.7%
--------------------------------------------------------------------------------
Aaa        AAA      $1,000     Oregon State, Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority, (Lewis and
                               Clark College), (MBIA),
                               6.00%, 10/1/13               $   1,108,670

 Aaa       AAA      $1,500     Oregon State, Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority, (Lewis and
                               Clark College), (MBIA),
                               6.125%, 10/1/24              $   1,655,085
--------------------------------------------------------------------------------
                                                            $   2,763,755
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 5.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Emerald People's Utility
                               District, Electric System,
                               (AMBAC),
                               5.75%, 11/1/16               $   1,059,430

 Aaa       AAA         500     Puerto Rico Electric Power
                               Authority, "STRIPES",
                               (FSA), Variable
                               Rate, 7/1/03/(2)/                  576,875

 Aaa       AAA       5,300     Puerto Rico Electric Power
                               Authority, (MBIA), (IBC),
                               0.00%, 7/1/17                    2,165,262

 Aaa       AAA       1,600     Puerto Rico Telephone
                               Authority, (MBIA),
                               Variable
                               Rate, 1/16/15/(2)/               1,726,000
--------------------------------------------------------------------------------
                                                            $   5,527,567
--------------------------------------------------------------------------------

Insured-Lease Revenue /
Certificates of Participation -- 1.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,250     Oregon State, Department
                               of General Services, Real
                               Property Financing
                               Program, (AMBAC), 6.25%,
                               9/1/15                       $   1,354,275
--------------------------------------------------------------------------------
                                                            $   1,354,275
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 0.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Portland, Arena Natural
                               Gas Tax Revenue (AMBAC),
                               0.00%, 6/1/17                $     348,920
--------------------------------------------------------------------------------
                                                            $     348,920
--------------------------------------------------------------------------------

Insured-Transportation -- 5.5%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,500     Oregon Department of
                               Transportation, (Westside
                               Light Rail), (MBIA),
                               6.25%, 6/1/09                $   1,680,780

Aaa        AAA       1,000     Port of Portland, Portland
                               International Airport,
                               (AMBAC), (AMT), 6.25%,
                               7/1/18                           1,073,460



                       See notes to financial statements

Oregon Municipals Portfolio  as of August 31, 1998
PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------

Insured-Transportation (continued)
--------------------------------------------------------------------------------
 Aaa       AAA      $2,750     Port of Portland, Portland
                               International Airport,
                               (AMT), (FGIC), 6.00%,
                               7/1/23                       $   2,925,450
--------------------------------------------------------------------------------
                                                            $   5,679,690
--------------------------------------------------------------------------------

Special Tax Revenue -- 4.1%
--------------------------------------------------------------------------------
 A         NR       $1,000     Portland, Urban Renewal
                               and Redevelopment Bonds,
                               (Downtown Waterfront),
                               6.40%, 6/1/08                $   1,074,260

 A1        AA+       3,000     Tri-County Metropolitan
                               Transportation District,
                               Limited Tax Pledge, 5.70%,
                               8/1/13                           3,160,200
--------------------------------------------------------------------------------
                                                            $   4,234,460
--------------------------------------------------------------------------------

Transportation -- 2.1%
--------------------------------------------------------------------------------
 Baa3      BBB-     $1,500     Port of Portland, Special
                               Obligation Revenue Bonds,
                               (Delta Airlines Inc.),
                               (AMT), 6.20%, 9/1/22         $   1,576,080

 Baa1      A           500     Puerto Rico Highway and
                               Transportation Authority,
                               6.375%, 7/1/08                     542,180
--------------------------------------------------------------------------------
                                                            $   2,118,260
--------------------------------------------------------------------------------

Water and Sewer -- 2.2%
--------------------------------------------------------------------------------
 NR        A+       $2,000     Clackamas County, Water
                               Revenue, 6.375%, 10/1/14     $   2,233,720
--------------------------------------------------------------------------------
                                                            $   2,233,720
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $94,764,463)                           $102,640,280
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Oregon municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1998, 19.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.6% to 9.7% of total investments.

/(1)/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1998, the value of these securities amounted to $2,901,880 or 2.8% of the Portfolio's net assets.

/(2)/ Security has been issued as an inverse floater bond.


                       See notes to financial statements

South Carolina Municipals Portfolio  as of August 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------------

Electric Utilities -- 8.7%
--------------------------------------------------------------------------------
 A1        A-       $1,650     Berkeley County, (South
                               Carolina Electric and Gas
                               Co.), 6.50%, 10/1/14          $ 1,810,116
 Baa1      BBB+      1,400     Puerto Rico Electric Power
                               Authority, 6.25%, 7/1/17        1,537,004
 Aa2       AA-       1,000     South Carolina Public
                               Service Authority, 5.125%,
                               1/1/32                            992,030
--------------------------------------------------------------------------------
                                                             $ 4,339,150
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 0.7%
--------------------------------------------------------------------------------
 Aaa       AAA      $  300     Piedmont Municipal Power
                               Agency, (MBIA), Escrowed to
                               Maturity, 6.25%, 1/1/09       $   349,326
--------------------------------------------------------------------------------
                                                             $   349,326
--------------------------------------------------------------------------------

General Obligations -- 0.4%
--------------------------------------------------------------------------------
 Baa1      A        $  500     Puerto Rico, 0.00%, 7/1/18    $   188,850
--------------------------------------------------------------------------------
                                                             $   188,850
--------------------------------------------------------------------------------

Hospitals -- 3.1%
--------------------------------------------------------------------------------
 A3        NR       $1,440     Horry County, (Conway
                               Hospital), 6.75%, 7/1/12      $ 1,566,706
--------------------------------------------------------------------------------
                                                             $ 1,566,706
--------------------------------------------------------------------------------

Housing -- 10.2%
--------------------------------------------------------------------------------
 NR        AA-      $1,780     South Carolina Housing
                               Finance Authority, MFMR,
                               (Runaway Bay Apartments),
                               6.20%, 12/1/20                $ 1,850,897
 Aa        AA        1,500     South Carolina Housing
                               Finance Authority, SFMR,
                               6.375%, 7/1/16                  1,607,460
 Aa2       NR        1,500     South Carolina Housing
                               Finance Authority, SFMR,
                               6.45%, 7/1/17                   1,609,125
--------------------------------------------------------------------------------
                                                             $ 5,067,482
--------------------------------------------------------------------------------

Industrial Development Revenue /
Pollution Control Revenue -- 29.1%
--------------------------------------------------------------------------------
 Baa2      BBB      $1,890     Aiken County, (Beloit
                               Corp.), 6.00%, 12/1/11        $ 2,023,944
 NR        BBB+     $1,500     Chester County, (Spring
                               Industries), 7.35%, 2/1/14    $ 1,636,350
 A2        A-1       1,150     Darlington County,
                               (Carolina Power and Light
                               Co.), 6.60%, 11/1/10            1,276,385
 A1        AA-       1,500     Darlington County, (Nucor
                               Corp.), (AMT), 5.75%, 8/1/23    1,568,145
 A2        A         2,500     Darlington County, (Sonoco
                               Products), 6.00%, 4/1/26        2,683,474
 A2        A           500     Darlington County, (Sonoco
                               Products), (AMT), 6.125%,
                               6/1/25                            539,610
 NR        NR          515     Florence County, (Stone
                               Container Co.), 7.375%,
                               2/1/07                            556,313
 A3        A-        1,000     Georgetown County,
                               Environmental Improvement
                               Revenue, (International
                               Paper Co.), 5.70%, 10/1/21      1,040,390
 A1        A-        1,000     Richland County, (Union
                               Camp Corp.), (AMT), 6.75%,
                               5/1/22                          1,094,140
 A2        A+        2,000     York County, (Hoechst
                               Celanese Corp.), (AMT),
                               5.70%, 1/1/24                   2,063,240
--------------------------------------------------------------------------------
                                                             $14,481,991
--------------------------------------------------------------------------------

Insured-Education -- 1.5%
--------------------------------------------------------------------------------
 Baa2      AA       $  750     Richland County EFA,
                               (Benedict College), (AGR),
                               5.125%, 1/1/28                $   738,750
--------------------------------------------------------------------------------
                                                             $   738,750
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 8.7%
--------------------------------------------------------------------------------
 Aaa       NR       $  500     Edgefield County, Water and
                               Sewer Authority, (FGIC),
                               5.00%, 1/1/28                 $   495,030
 Aaa       AAA         250     Hilton Head Public Service
                               District
                               No. 1, (FSA), 5.00%, 12/1/23      247,680
 Aaa       AAA         195     Piedmont Municipal Power
                               Agency, Electric Revenue,
                               (MBIA), 6.30%, 1/1/14             213,621
 Aaa       AAA       2,500     Puerto Rico Electric Power
                               Authority, (MBIA), (IBC),
                               0.00%, 7/1/17                   1,021,350
 Aaa       AAA       1,250     South Carolina Public
                               Service Authority, (AMBAC),
                               6.375%, 7/1/21                  1,371,475
 Aaa       AAA       1,000     South Carolina State Public
                               Service Authority, (MBIA),
                               5.00%, 1/1/29                     989,910
--------------------------------------------------------------------------------
                                                             $ 4,339,066
--------------------------------------------------------------------------------


                       See notes to financial statements

South Carolina Municipals Portfolio  as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------------

Insured-General Obligations -- 2.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Berkeley County, School
                               District, (AMBAC), 6.30%,
                               2/1/16                        $ 1,109,260
--------------------------------------------------------------------------------
                                                             $ 1,109,260
--------------------------------------------------------------------------------

Insured-Hospitals -- 14.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,500     Greenwood County, (Self
                               Memorial Hospital), (FGIC),
                               5.875%, 10/1/17               $ 1,593,480
 Aaa       AAA         750     Horry County, (Conway
                               Hospital), (AMBAC), 5.00%,
                               7/1/28                            737,948
 Aaa       AAA       1,500     South Carolina Jobs
                               Economic Development
                               Authority, (Anderson Area
                               Medical Center), (MBIA),
                               5.25%, 2/1/26                   1,518,270
 Aaa       AAA       1,000     South Carolina Jobs
                               Economic Development
                               Authority, (Baptist
                               Hospital), (AMBAC),
                               5.45%, 8/1/15                   1,036,020
 Aaa       AAA       1,000     South Carolina Jobs
                               Economic Development
                               Authority, (Baptist
                               Hospital), (AMBAC),
                               Variable Rate, 8/1/15/(1)/      1,071,250
 NR        AAA       1,000     South Carolina Jobs
                               Economic Development
                               Authority, (Oconee Memorial
                               Hospital), (CLEE),
                               6.15%, 3/1/25                   1,099,040
--------------------------------------------------------------------------------
                                                             $ 7,056,008
--------------------------------------------------------------------------------

Insured-Housing -- 2.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     South Carolina Housing
                               Finance and Development
                               Authority, SFMR, (AMBAC),
                               (AMT), 5.95%, 7/1/29          $ 1,054,860
--------------------------------------------------------------------------------
                                                             $ 1,054,860
--------------------------------------------------------------------------------

Insured-Lease Revenue /
Certificates of Participation -- 3.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $  500     Charleston County,
                               (Charleston PFC), (MBIA),
                               6.10%, 6/1/11                 $   551,995
 Aaa       AAA       1,000     Florence County, (Law
                               Enforcement Center),
                               (AMBAC), 6.00%, 3/1/14          1,092,500
--------------------------------------------------------------------------------
                                                             $ 1,644,495
--------------------------------------------------------------------------------

Insured-Life Care -- 2.0%
--------------------------------------------------------------------------------
Aaa        AAA      $1,000     Florence County, Hospital
                               Revenue, (McLeod Regional
                               Medical Center), (MBIA),
                               5.00%, 11/1/20                $   986,090
--------------------------------------------------------------------------------
                                                             $   986,090
--------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 5.6%
--------------------------------------------------------------------------------
 Baa       NR       $  750     Lexington County School
                               District, 6.90%, 7/1/08       $   838,785
 A3        BBB+      1,750     Myrtle Beach Convention
                               Center, 6.875%, 7/1/17          1,965,443
--------------------------------------------------------------------------------
                                                             $ 2,804,228
--------------------------------------------------------------------------------

Pooled Loans -- 3.2%
--------------------------------------------------------------------------------
 NR        A        $1,500     South Carolina Education
                               Authority, Student Loan,
                               (AMT), 6.30%, 9/1/08          $ 1,605,135
--------------------------------------------------------------------------------
                                                             $ 1,605,135
--------------------------------------------------------------------------------

Solid Waste -- 3.5%
--------------------------------------------------------------------------------
 NR        NR       $1,500     Spartanburg County, Solid
                               Waste, (Bavarian Motor
                               Works Corp.), (AMT), 7.55%,
                               11/1/24                       $ 1,736,265
--------------------------------------------------------------------------------
                                                             $ 1,736,265
--------------------------------------------------------------------------------

Transportation -- 1.5%
--------------------------------------------------------------------------------
 Baa1      A        $  750     Puerto Rico Highway and
                               Transportation Authority,
                               4.75%, 7/1/38                 $   727,140
--------------------------------------------------------------------------------
                                                             $   727,140
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $45,182,640)                            $49,794,802
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by South Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1998, 34.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance. The aggregate percentage by financial institution ranged from 0.5% to 15.0% of total investments.

/(1)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

Tennessee Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                       Value
--------------------------------------------------------------------------------

Education -- 4.9%
--------------------------------------------------------------------------------
Aa3        AA       $1,500     Metropolitan Government
                               Nashville and Davidson
                               County, (Vanderbilt
                               University), 5.00%, 10/1/28   $ 1,484,955
Baa2       NR        1,000     Nashville and Davidson
                               County, (Belmont
                               University),
                               6.40%, 12/1/19                  1,079,140
--------------------------------------------------------------------------------
                                                             $ 2,564,095
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 3.7%
--------------------------------------------------------------------------------
 NR        AAA      $  300     Puerto Rico, "RIBS",
                               (AMBAC), Variable Rate,
                               Prerefunded to 7/1/02,
                               7.544%, 7/1/15/(1)//(2)/      $   351,669
 Aaa       AAA       1,500     Shelby County, (Lebonheur
                               Children's Hospital),
                               (MBIA), Escrowed to
                               Maturity, 5.50%, 8/15/12        1,594,755
--------------------------------------------------------------------------------
                                                             $ 1,946,424
--------------------------------------------------------------------------------

General Obligations -- 4.0%
--------------------------------------------------------------------------------
Aa2        AA       $1,000     Metropolitan Government
                               Nashville and Davidson
                               County, 5.875%, 5/15/21       $ 1,087,880
Aa2        AA+       1,000     Shelby County, 5.125%,
                               3/1/16                          1,013,450
--------------------------------------------------------------------------------
                                                             $ 2,101,330
--------------------------------------------------------------------------------

Hospitals -- 6.6%
--------------------------------------------------------------------------------
Baa1       NR       $  500     Clarksville, (Clarksville
                               Memorial), 6.25%, 7/1/08      $   535,605
Baa1       NR          500     Clarksville, (Clarksville
                               Memorial), 6.375%, 7/1/18         533,360
Baa1       BBB+        250     Knox County, (East
                               Tennessee Children's),
                               6.50%, 10/1/12                    267,003
Baa2       BBB       1,000     Montgomery County,
                               (Clarksville Regional
                               Health System),
                               5.375%, 1/1/28                    990,450
NR         A-        1,000     Sumner County, (Sumner
                               Regional Health Systems),
                               7.50%, 11/1/14                  1,147,930
--------------------------------------------------------------------------------
                                                             $ 3,474,348
--------------------------------------------------------------------------------

Housing -- 15.2%
--------------------------------------------------------------------------------
NR         A        $  750     Knoxville Community
                               Development Corp., (Clinton
                               Towers), 6.65%, 10/15/10      $   793,928
NR         AAA         500     Knoxville Community
                               Development Corp.,
                               (Morningside Gardens),
                               (GNMA), 6.10%, 7/20/20            521,300
NR         A         1,500     Nashville and Davidson
                               County, (The Park at
                               Hermitage), 5.90%, 2/1/19       1,532,400
Aa2        AA        1,000     Tennessee Housing
                               Development Agency,
                               5.375%, 7/1/23                  1,009,960
A1         A+        1,000     Tennessee Housing
                               Development Agency,
                               5.85%, 7/1/13                   1,043,320
A1         A+        2,000     Tennessee Housing
                               Development Agency,
                               5.95%, 7/1/28                   2,080,520
Aa         AA        1,000     Tennessee Housing
                               Development Agency, (AMT),
                               5.75%, 7/1/24                   1,026,010
--------------------------------------------------------------------------------
                                                             $ 8,007,438
--------------------------------------------------------------------------------

Industrial Development Revenue /
Pollution Control Revenue -- 27.0%
--------------------------------------------------------------------------------
Aa3        AA-      $1,000     Chattanooga, (E.I. du Pont
                               de Nemours and Co.),
                               6.35%, 7/1/22                 $ 1,097,470
Aa3        AA-       1,000     Humphreys County, (E.I. du
                               Pont de Nemours and Co.),
                               (AMT), 6.70%, 5/1/24            1,114,040
Aa2        AA        2,000     Loudon County,
                               (Kimberly-Clark Corp.),
                               (AMT), 6.20%, 2/1/23/(3)/       2,152,139
A3         A         2,250     Maury County, (Saturn
                               Corp.), 6.50%, 9/1/24           2,474,414
Baa1       BBB       1,500     McMinn County, (Calhoun
                               Newsprint Co. - Bowater
                               Inc.), (AMT), 7.40%, 12/1/22    1,677,000
Baa2       BBB       1,500     Memphis-Shelby County
                               Airport Authority, (Federal
                               Express Corp.), 6.75%, 9/1/12   1,644,510
Baa2       BBB       1,000     Memphis-Shelby County
                               Airport Authority, (Federal
                               Express Corp.), (AMT),
                               6.20%, 7/1/14                   1,059,170
NR         BBB+        500     Nashville and Davidson
                               County, (Osco Treatment
                               Systems), (AMT), 6.00%, 5/1/03    526,765
Baa3       BBB-      1,250     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.25%, 6/1/26                   1,361,663
A3         NR        1,000     South Fulton County, (Tyson
                               Foods Co.), (AMT),
                               6.40%, 10/1/20                  1,097,510
--------------------------------------------------------------------------------
                                                             $14,204,681
--------------------------------------------------------------------------------

                       See notes to financial statements

Tennessee Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------------

Insured-Education -- 4.6%
--------------------------------------------------------------------------------
Aaa        AAA      $1,000     Metropolitan Nashville
                               HEFA, (Meharry Medical
                               College), (AMBAC), 5.00%,
                               12/1/24                       $   984,830
Aaa        AAA       1,230     Metropolitan Nashville
                               HEFA, (Meharry Medical
                               College), (AMBAC), 6.00%,
                               12/1/19                         1,415,300
--------------------------------------------------------------------------------
                                                             $ 2,400,130
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 5.1%
--------------------------------------------------------------------------------
Aaa        AAA      $1,000     Lawrenceburg, Electric
                               Revenues, (MBIA), 6.625%,
                               7/1/18                        $ 1,227,760
Aaa        AAA       1,000     Madison County Suburban
                               Utility District, (MBIA),
                               5.00%, 2/1/19                     998,050
Aaa        AAA         400     Puerto Rico Electric Power
                               Authority, "STRIPES",
                               (FSA), Variable
                               Rate, 7/1/03/(2)/                 461,500
--------------------------------------------------------------------------------
                                                             $ 2,687,310
--------------------------------------------------------------------------------

Insured-Hospitals -- 5.0%
--------------------------------------------------------------------------------
Aaa        AAA      $  500     Bristol, (Bristol Memorial
                               Hospital), (FGIC), 6.75%,
                               9/1/10                        $   607,075
Aaa        AAA         250     Chattanooga, (Memorial
                               Hospital), (MBIA), 6.625%,
                               9/1/09                            299,425
Aaa        AAA       1,500     Chattanooga-Hamilton
                               County, (Erlanger Medical
                               Center), (MBIA), 5.00%,
                               10/1/28                         1,471,335
Aaa        AAA         250     Shelby County, (Methodist
                               Care), (MBIA), 5.00%, 4/1/18      249,525
--------------------------------------------------------------------------------
                                                             $ 2,627,360
--------------------------------------------------------------------------------

Insured-Housing -- 2.1%
--------------------------------------------------------------------------------
Aaa        AAA      $1,000     Knox County, SCA Realty,
                               MFMR, (FSA), 7.125%, 1/1/30   $ 1,100,750
--------------------------------------------------------------------------------
                                                             $ 1,100,750
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 2.2%
--------------------------------------------------------------------------------
Aaa        AAA      $1,000     Johnson, School District
                               Sales Tax, (AMBAC), 6.70%,
                               5/1/21                        $ 1,171,290
--------------------------------------------------------------------------------
                                                             $ 1,171,290
--------------------------------------------------------------------------------

Insured-Transportation -- 4.1%
--------------------------------------------------------------------------------
Aaa        AAA      $1,000     Memphis-Shelby County
                               Airport Authority, (MBIA),
                               (AMT), 6.50%, 2/15/09         $ 1,166,690
Aaa        AAA       1,000     Puerto Rico Highway and
                               Transportation Authority,
                               (MBIA), (IBC), 5.00%, 7/1/38      997,360
--------------------------------------------------------------------------------
                                                             $ 2,164,050
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 2.8%
--------------------------------------------------------------------------------
Aaa        AAA      $  350     Nashville and Davidson
                               County, Water System,
                               (AMBAC), Variable
                               Rate, 1/1/22/(2)/             $   409,063
Aaa        AAA       1,000     Nashville and Davidson
                               County, Water System,
                               (FGIC), 5.20%, 1/1/13           1,060,780
--------------------------------------------------------------------------------
                                                             $ 1,469,843
--------------------------------------------------------------------------------

Miscellaneous -- 1.1%
--------------------------------------------------------------------------------
NR         NR       $  500     Hardeman County,
                               (Correctional Facilities
                               Corp.), 7.75%, 8/1/17         $   566,990
--------------------------------------------------------------------------------
                                                             $   566,990
--------------------------------------------------------------------------------

Nursing Homes -- 2.2%
--------------------------------------------------------------------------------
 NR        A+       $1,000     Tennessee State Veterans'
                               Homes Board, (Humboldt),
                               6.65%, 2/1/14                 $ 1,130,670
--------------------------------------------------------------------------------
                                                             $ 1,130,670
--------------------------------------------------------------------------------

Pooled Loans -- 3.5%
--------------------------------------------------------------------------------
NR         A-       $1,200     Tennessee Local Development
                               Authority, Community
                               Provider, 6.55%, 10/1/23      $ 1,315,236
A2         AA-         500     Tennessee Local Development
                               Authority, State Loan
                               Program, 5.00%, 3/1/15            500,000
--------------------------------------------------------------------------------
                                                             $ 1,815,236
--------------------------------------------------------------------------------

                            See notes to financial

Tennessee Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------------

Transportation -- 5.9%
--------------------------------------------------------------------------------
NR         NR       $  900     Memphis-Shelby County
                               Airport Authority, 6.125%,
                               12/1/16                       $   931,959
Baa1       A         1,575     Puerto Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/36                   1,581,363
Baa1       A           600     Puerto Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/38                     588,774
--------------------------------------------------------------------------------
                                                             $ 3,102,096
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $48,278,492)                            $52,534,041
--------------------------------------------------------------------------------

AMT- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Tennessee municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific
industry or municipality.   In order to reduce the risk associated with
such economic developments, at August 31, 1998, 29.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 3.0% to 15.2% of total investments.


/(1)/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1998, the value of these securities amounted to $351,669 or 0.7% of the Portfolio's net assets.
/(2)/ Security has been issued as an inverse floater bond.
/(3)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Virginia Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Education -- 5.7%
--------------------------------------------------------------------------------
NR        A-        $2,000     Lynchburgh, (Randolph-Macon
                               Woman's College), 5.875%, 9/1/23  $ 2,092,080
NR        A-         2,000     Medical College of Hampton
                               Roads, 6.875%, 11/15/11             2,168,260
Baa3      NR         1,000     Rockingham County IDA,
                               (Bridgewater College),
                               5.95%, 10/1/13                      1,046,630
NR        A-         1,570     Virginia College Building
                               Authority, (Hampden-Sydney
                               College), 6.60%, 9/1/16             1,721,348
NR        A+         1,000     Virginia College Building
                               Authority, (Hampton
                               University), 5.75%, 4/1/14          1,060,450
NR        A+           400     Virginia College Building
                               Authority, (Hampton
                               University), 6.50%, 4/1/08            436,136
--------------------------------------------------------------------------------
                                                                 $ 8,524,904
--------------------------------------------------------------------------------

Electric Utilities -- 0.7%
--------------------------------------------------------------------------------
NR        NR        $  925     Virgin Islands Water and
                               Power Authority, 7.40%, 7/1/11    $ 1,019,470
--------------------------------------------------------------------------------
                                                                 $ 1,019,470
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 11.9%
--------------------------------------------------------------------------------
Aaa       AAA       $1,665     Arlington County IDA,
                               (AMBAC), Prerefunded to
                               9/1/03, 5.00%, 9/1/21             $ 1,637,078
Aaa       NR         1,000     Arlington County IDA,
                               (Arlington Hospital),
                               Prerefunded to 9/1/01,
                               7.125%, 9/1/21                      1,112,210
A         NR           500     Augusta County IDA,
                               (Augusta Hospital),
                               Prerefunded to 9/1/01,
                               7.00%, 9/1/21                         553,520
Aaa       AAA        2,000     Loudoun County IDA,
                               (Falcons Landing),
                               Prerefunded to 11/1/04,
                               8.75%, 11/1/24                      2,560,820
A2        NR         1,250     Martinsville, (Memorial
                               Hospital of Martinsville
                               and Henry County),
                               Prerefunded to 1/1/01,
                               7.00%, 1/1/06                       1,337,700
A2        NR         2,400     Prince William County IDA
                               (Potomac Hospital),
                               Prerefunded to 10/1/05,
                               6.85%, 10/1/25                      2,847,072
Aaa       AAA        1,000     Richmond Metropolitan
                               Authority Expressway
                               (FGIC), Prerefunded to
                               7/15/02, 6.375%, 7/15/16            1,108,190
NR        NR         4,000     Virgin Islands Public
                               Finance Authority,
                               Prerefunded to 10/1/02,
                               7.25%, 10/1/18                      4,583,360
NR        A+         1,700     Virginia Beach, Water and
                               Sewer System, Prerefunded
                               to 2/1/02, 6.625%, 2/1/17           1,876,868
--------------------------------------------------------------------------------
                                                                 $17,616,818
--------------------------------------------------------------------------------

General Obligations -- 2.2%
--------------------------------------------------------------------------------
Aaa       AAA       $1,000     Fairfax County, 5.625%, 6/1/14    $ 1,067,270
Baa1      A            350     Puerto Rico, 0.00%, 7/1/04            275,429
Baa1      A          2,000     Puerto Rico, 4.50%, 7/1/23          1,849,180
--------------------------------------------------------------------------------
                                                                 $ 3,191,879
--------------------------------------------------------------------------------

Hospitals -- 13.5%
--------------------------------------------------------------------------------
A2        NR        $3,800     Albermarle County IDA,
                               (Martha Jefferson Hospital),
                               5.50%, 10/1/20                    $ 3,904,006
A2        NR           170     Chesapeake Hospital
                               Authority, (Chesapeake
                               General Hospital), 7.60%, 7/1/00      177,968
Aa2       AA         2,910     Fairfax County IDA, (Inova
                               Health System Hospitals),
                               5.00%, 8/15/14                      2,972,652
Aa2       AA         2,000     Fairfax County IDA, (Inova
                               Health System Hospitals),
                               5.00%, 8/15/15                      2,033,200
Aa2       AA         1,000     Fairfax County IDA, (Inova
                               Health System Hospitals),
                               6.00%, 8/15/26                      1,091,920
NR        A            400     Halifax County IDA,
                               (Halifax Regional
                               Hospital, Inc.), 5.25%, 9/1/17        402,676
Aa2       AA-        3,500     Peninsula Ports Authority
                               of Virginia, (Riverside
                               Health System), 6.625%, 7/1/10      3,828,965


                       See notes to financial statements

Virginia Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Hospitals (continued)
--------------------------------------------------------------------------------
Aa2       AA        $3,000     Virginia Beach Development
                               Authority, (Sentara Bayside
                               Hospital), 6.60%, 11/1/09         $ 3,280,680
A3        NR         1,000     Washington County IDA,
                               (Johnston Memorial
                               Hospital), 6.00%, 7/1/14            1,124,450
A3        NR         1,060     Washington County IDA,
                               (Johnston Memorial
                               Hospital), 7.00%, 7/1/22            1,194,366
--------------------------------------------------------------------------------
                                                                 $20,010,883
--------------------------------------------------------------------------------

Housing -- 11.1%
--------------------------------------------------------------------------------
NR        AAA       $1,250     Fairfax County Redevelopment
                               and Housing Authority MFMR,
                               FHA, 7.00%, 5/1/26                $ 1,338,300
NR        AAA          960     Hampton Redevelopment and
                               Housing Authority, Senior
                               Living, (GNMA), 6.00%, 1/20/26      1,010,726
NR        AAA        1,000     Newport News Redevelopment
                               and Housing Authority,
                               MFMR, 5.85%, 12/20/30               1,049,170
NR        AAA        1,800     Suffolk Redevelopment and
                               Housing Authority, (Prince
                               Williams Commons), (FNMA),
                               6.45%, 6/1/19                       1,962,612
Aa1       AA+        3,500     Virginia Housing
                               Development Authority,
                               MFMR, 7.05%, 5/1/18                 3,771,285
Aa        AA+        5,000     Virginia Housing
                               Development Authority,
                               MFMR, (AMT), 6.75%, 7/1/21          5,272,499
Aa        NR         1,900     Virginia Housing
                               Development Authority,
                               SFMR, Variable Rate, 7/1/04/(1)/    2,030,625
--------------------------------------------------------------------------------
                                                                  $16,435,217
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 19.7%
--------------------------------------------------------------------------------
Baa2      NR        $4,500     Bedford County, (Nekoosa
                               Packaging), (AMT),
                               5.60%, 12/1/25                    $ 4,571,910
Aa3       AA-        2,190     Chesapeake, (Cargill,
                               Inc.), 5.875%, 3/1/13               2,344,789
A2        A+         1,500     Giles, (Hoechst Celanese
                               Corp.), (AMT), 5.95%, 12/1/25       1,592,385
A2        A+         2,000     Giles, (Hoechst Celanese
                               Corp.), (AMT), 6.45%, 5/1/26        2,229,020
A2        A+           500     Giles, (Hoechst Celanese
                               Corp.), (AMT), 6.625%, 12/1/22        544,345
A3        A          2,000     Henrico County, (Browning
                               Ferris, Inc.), (AMT),
                               5.45%, 1/1/14/(2)/                  2,114,160
A1        A-         4,000     Isle of Wright County IDA,
                               (Union Camp Corp.), (AMT),
                               6.55%, 4/1/24                       4,405,640
A1        A+         2,000     James City County IDA,
                               (Anheuser Busch), (AMT),
                               6.00%, 4/1/32                       2,163,560
Baa3      BBB-       1,000     Puerto Rico Port
                               Authority, (American
                               Airlines), (AMT), 6.25%, 6/1/26     1,089,330
Baa3      BBB-       1,000     Puerto Rico Port
                               Authority, (American
                               Airlines), (AMT), 6.30%, 6/1/23     1,075,370
Baa3      BBB          980     West Point, (Chesapeake
                               Corp.), 6.25%, 3/1/19               1,052,726
Baa3      BBB        5,520     West Point, (Chesapeake
                               Corp.), (AMT), 6.375%, 3/1/19       5,958,563
--------------------------------------------------------------------------------
                                                                 $29,141,798
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 0.7%
--------------------------------------------------------------------------------
Aaa       AAA       $  900     Puerto Rico Telephone
                               Authority, (MBIA),
                               Variable Rate, 1/16/15/(1)/       $   970,875
--------------------------------------------------------------------------------
                                                                 $   970,875
--------------------------------------------------------------------------------

Insured-General Obligations -- 3.5%
--------------------------------------------------------------------------------
Aaa       AAA       $5,250     Richmond, (FGIC),
                               5.00%, 1/15/21                    $ 5,204,325
--------------------------------------------------------------------------------
                                                                 $ 5,204,325
--------------------------------------------------------------------------------

Insured-Hospitals -- 8.8%
--------------------------------------------------------------------------------
Aaa       AAA       $3,585     Fredericksburg IDA,
                               (Medicorp Health),
                               (AMBAC), 5.25%, 6/15/23           $ 3,639,313
Aaa       AAA        1,500     Henrico County, (Bon
                               Secour Health Systems), (MBIA),
                               6.25%, 8/15/20                      1,772,700


                       See notes to financial statements

Virginia Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Insured-Hospitals (continued)
--------------------------------------------------------------------------------
Aaa       AAA       $5,000     Virginia Beach, (Virginia
                               Beach Memorial Hospital),
                               (AMBAC), 5.125%, 2/15/18          $ 5,117,800
Aaa       AAA        2,000     Winchester IDA, (Winchester
                               Medical Center), (AMBAC),
                               Variable Rate, 1/21/14/(1)/         2,552,500
--------------------------------------------------------------------------------
                                                                 $13,082,313
--------------------------------------------------------------------------------

Insured-Transportation -- 1.9%
--------------------------------------------------------------------------------
Aaa       AAA       $1,650     Chesapeake Bay Bridge and
                               Tunnel Dist., (MBIA),
                               5.00%, 7/1/22                     $ 1,632,890
Aaa       AAA        1,105     Metropolitan Washington
                               Airports Authority,
                               (MBIA), (AMT), 5.75%, 10/1/20       1,164,383
--------------------------------------------------------------------------------
                                                                 $ 2,797,273
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 4.4%
--------------------------------------------------------------------------------
Aaa       AAA       $1,000     Prince William County
                               Service Authority, (FGIC),
                               4.75%, 7/1/29                     $   959,320
Aaa       AAA        4,635     Upper Occoquan Sewage
                               Authority, (MBIA), 5.00%, 7/1/25    4,590,736
Aaa       AAA        1,000     Upper Occoquan Sewage
                               Authority, (MBIA), 5.15%, 7/1/20    1,043,500
--------------------------------------------------------------------------------
                                                                 $ 6,593,556
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 6.4%
--------------------------------------------------------------------------------
Aa2       AA        $2,000     Henrico County IDA, Lease,
                               7.00%, 8/1/13                     $ 2,343,920
Aa2       AA         2,250     Henrico County IDA, Lease,
                               7.125%, 8/1/21                      2,646,158
NR        NR         1,250     King George County, Lease,
                               7.00%, 12/15/12                     1,336,525
A         NR         3,000     Rockingham and Harrisonburg
                               Counties, Harrisonburg
                               Redevelopment and Housing
                               Authority, 6.50%, 9/1/14            3,227,190
--------------------------------------------------------------------------------
                                                                 $ 9,553,793
--------------------------------------------------------------------------------

Nursing Homes -- 0.2%
--------------------------------------------------------------------------------
NR        NR        $  215     Covington-Allegheny County
                               IDA, (Beverly Enterprises),
                               9.375%, 9/1/01                    $   229,846
--------------------------------------------------------------------------------
                                                                 $   229,846
--------------------------------------------------------------------------------

Solid Waste -- 2.2%
--------------------------------------------------------------------------------
A1        A+        $  915     Fairfax County EDA, (Ogden
                               Martin Systems of Fairfax,
                               Inc.), (AMT), 7.75%, 2/1/11       $   956,742
Baa1      A-         2,250     Southeastern Public Service
                               Authority, Solid Waste Systems,
                               (AMT), 6.00%, 7/1/13                2,362,118
--------------------------------------------------------------------------------
                                                                 $ 3,318,860
--------------------------------------------------------------------------------

Special Tax Revenue -- 1.8%
--------------------------------------------------------------------------------
NR        NR        $1,500     Dulles Community Development
                               Authority, (Dulles Town Center),
                               6.25%, 3/1/26                     $ 1,532,085
Aa        AA         1,000     Virginia State Transportation
                               Board Revenue, Route 28,
                               Variable Rate, 4/1/18/(1)/          1,183,730
--------------------------------------------------------------------------------
                                                                 $ 2,715,815
--------------------------------------------------------------------------------

Transportation -- 2.2%
--------------------------------------------------------------------------------
NR        BBB       $  400     Charlottesville-Albermarle,
                               Airport Authority, (AMT),
                               6.125%, 12/1/13                   $   422,396
Baa1      A          1,500     Puerto Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/36                       1,506,060
Aa2       AA         1,250     Virginia Port Authority,
                               (AMT), 5.90%, 7/1/16                1,347,850
--------------------------------------------------------------------------------
                                                                 $ 3,276,306
--------------------------------------------------------------------------------

Water and Sewer -- 3.1%
--------------------------------------------------------------------------------
Aa2       AA        $1,500     Fairfax County Water
                               Authority, 5.00%, 4/1/21          $ 1,531,650
Aa2       AA           805     Fairfax County Water
                               Authority, 6.00%, 4/1/22              891,103


                       See notes to financial statements

Virginia Municipals Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Water and Sewer (continued)
--------------------------------------------------------------------------------
Aa2       AA-       $1,000     Fairfax County Water Authority,
                               Variable Rate, 4/1/29/(1)(3)/     $  1,097,170
NR        AA         1,000     Virginia Resource Authority,
                               (Hopewell Waste Water), (AMT),
                               6.00%, 1/1/25                        1,084,640
--------------------------------------------------------------------------------
                                                                 $  4,604,563
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $134,024,968)                               $148,288,494
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1998, 21.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 4.9% to 8.7% of total investments.

/(1)/ Security has been issued as an inverse floater bond.

/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(3)/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1998, the value of these securities amounted to $1,097,170 or 0.7% of the Portfolio's net assets.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS

Statements of Assets and Liabilities


As of August 31, 1998

                                                    Alabama               Arkansas               Georgia               Kentucky
                                                   Portfolio             Portfolio              Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                                $85,220,338           $51,057,516           $78,904,810            $100,259,833
    Unrealized appreciation                          8,196,742             4,564,428             7,334,325               9,531,791
------------------------------------------------------------------------------------------------------------------------------------
Investments, at value                              $93,417,080           $55,621,944           $86,239,135            $109,791,624
------------------------------------------------------------------------------------------------------------------------------------
Cash                                               $ 2,691,379           $       181           $   919,365            $  3,121,864
Receivable for investments sold                      1,004,372                    --                    --                      --
Interest receivable                                  1,398,455               841,648             1,077,404               1,719,202
Deferred organization expenses                              --                   747                    --                      --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                       $98,511,286           $56,464,520           $88,235,904            $114,632,690
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                  $ 1,776,119           $        --           $        --            $  1,966,224
Payable for when-issued securities                   1,940,976                    --               958,690                      --
Demand note payable                                         --               194,000                    --                      --
Payable for daily variation margin on open
    financial futures contracts                          7,719                 8,750                14,250                  17,812
Payable to affiliate for Trustees' fees                    713                   775                   620                     837
Other accrued expenses                                   9,056                 5,951                11,070                  12,537
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                  $ 3,734,583           $   209,476           $   984,630            $  1,997,410
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest
    in Portfolio                                   $94,776,703           $56,255,044           $87,251,274            $112,635,280
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                    $86,623,101           $51,735,985           $80,053,905            $103,274,919
Net unrealized appreciation (computed on the
    basis of identified cost)                        8,153,602             4,519,059             7,197,369               9,360,361
------------------------------------------------------------------------------------------------------------------------------------
Total                                              $94,776,703           $56,255,044           $87,251,274            $112,635,280
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities


As of August 31, 1998

                                                Louisiana               Maryland              Missouri            North Carolina
                                                Portfolio              Portfolio              Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                            $33,307,126           $ 98,601,792           $64,892,579            $137,336,031
    Unrealized appreciation                      2,397,896              7,164,502             7,645,527              15,332,535
------------------------------------------------------------------------------------------------------------------------------------
Investments, at value                          $35,705,022           $105,766,294           $72,538,106            $152,668,566
------------------------------------------------------------------------------------------------------------------------------------
Cash                                           $   129,539             $1,329,282           $ 1,004,800            $    697,467
Receivable for investments sold                     85,000                     --                30,000                      --
Interest receivable                                596,721              1,365,345               846,902               2,156,141
Deferred organization expenses                         701                     --                    --                      --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                   $36,516,983           $108,460,921           $74,419,808            $155,522,174
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for when-issued securities             $        --           $  3,289,180           $        --            $  2,576,011
Payable for daily variation margin on open
    financial futures contracts                      3,562                 16,250                11,875                      --
Payable to affiliate for Trustees' fees                 --                    806                    --                   1,085
Other accrued expenses                               3,648                  2,432                 9,936                  14,954
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                              $     7,210           $  3,308,668           $    21,811            $  2,592,050
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors'
    interest in Portfolio                      $36,509,773           $105,152,253           $74,397,997            $152,930,124
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                $34,145,005           $ 98,072,007           $66,866,653            $137,597,589
Net unrealized appreciation (computed on
    the basis of identified cost)                2,364,768              7,080,246             7,531,344              15,332,535
------------------------------------------------------------------------------------------------------------------------------------
Total                                          $36,509,773           $105,152,253           $74,397,997            $152,930,124
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities


As of August 31, 1998

                                                                            South
                                                    Oregon Portfolio  Carolina Portfolio  Tennessee Portfolio   Virginia Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                                     $ 94,764,463         $45,182,640          $48,278,492         $134,024,968
    Unrealized appreciation                                7,875,817           4,612,162            4,255,549           14,263,526
------------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                   $102,640,280         $49,794,802          $52,534,041         $148,288,494
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                    $         27         $       816          $ 1,036,567         $    650,298
Receivable for investments sold                                   --                  --                   --               55,000
Interest receivable                                        1,312,130             673,947              742,249            2,307,324
Deferred organization expenses                                    --                 703                   --                   --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                            $103,952,437         $50,470,268          $54,312,857         $151,301,116
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                       $         --         $        --          $   589,867         $         --
Demand note payable                                          186,000             344,000                   --                   --
Payable for daily variation margin on open financial
    futures contracts                                             --                  --                8,313               25,000
Payable to affiliate for Trustees' fees                           --               3,124                   --                1,085
Other accrued expenses                                        11,340               6,071                5,970               17,561
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                       $    197,340         $   353,195          $   604,150         $     43,646
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors'
    interest in Portfolio                               $103,755,097         $50,117,073          $53,708,707         $151,257,470
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                         $95,879,280          $45,504,911          $49,533,180         $137,123,569
Net unrealized appreciation (computed on the basis of
    identified cost)                                      7,875,817            4,612,162            4,175,527          14,133,901
------------------------------------------------------------------------------------------------------------------------------------
Total                                                   $103,755,097         $50,117,073          $53,708,707         $151,257,470
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended August 31, 1998

                                                        Alabama              Arkansas             Georgia              Kentucky
                                                       Portfolio            Portfolio            Portfolio            Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
Interest                                               $5,550,375           $3,354,995           $5,222,856           $6,945,303
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                $5,550,375           $3,354,995           $5,222,856           $6,945,303
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee                                 $  366,055           $  185,589           $  333,875           $  470,058
Trustees fees and expenses                                  6,956                  728                6,231                8,324
Custodian fee                                              60,119               38,254               59,098               71,520
Legal and accounting services                              23,398               21,298               21,298               23,398
Amortization of organization expenses                         615                1,418                1,118                  511
Miscellaneous                                              18,863               16,251               12,638               11,787
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                         $  476,006           $  263,538           $  434,258           $  585,598
------------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee                         $   20,874           $    8,807           $   12,724           $   15,409
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                               $   20,874           $    8,807           $   12,724           $   15,409
------------------------------------------------------------------------------------------------------------------------------------


Net expenses                                           $  455,132           $  254,731           $  421,534           $  570,189
------------------------------------------------------------------------------------------------------------------------------------


Net investment income                                  $5,095,243           $3,100,264           $4,801,322           $6,375,114
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost
       basis)                                          $1,047,057           $  929,883           $1,803,386           $2,152,959
    Financial futures contracts                          (760,313)            (407,915)            (593,119)            (704,097)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                      $  286,744           $  521,968           $1,210,267           $1,448,862
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
    Investments (identified cost basis)                $1,509,871           $1,197,152           $1,229,882           $1,520,361
    Financial futures contracts                           (15,222)             (58,565)             (98,301)            (135,459)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation)                                     $1,494,649           $1,138,587           $1,131,581           $1,384,902
------------------------------------------------------------------------------------------------------------------------------------


Net realized and unrealized gain                       $1,781,393           $1,660,555           $2,341,848           $2,833,764
------------------------------------------------------------------------------------------------------------------------------------


Net increase in net assets from operations             $6,876,636           $4,760,819           $7,143,170           $9,208,878
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations


For the Year Ended August 31, 1998

                                                      Louisiana             Maryland            Missouri             North Carolina
                                                      Portfolio            Portfolio            Portfolio              Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------------------------------------------
Interest                                              $1,950,541           $5,865,329          $4,490,817             $ 9,153,114
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                               $1,950,541           $5,865,329          $4,490,817             $ 9,153,114
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee                                $   78,185           $  401,391          $  272,984             $   655,565
Trustees fees and expenses                                 1,978               10,741               7,635                  11,916
Custodian fee                                             28,922               60,589              51,709                  89,096
Legal and accounting services                             17,417               23,598              20,516                  23,398
Amortization of organization expenses                      1,347                  824                 549                   1,583
Miscellaneous                                              7,194               13,796              11,867                  22,843
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                        $  135,043           $  510,939          $  365,260             $   804,401
------------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee                        $   16,445           $   46,452          $   11,275             $    39,369
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                              $   16,445           $   46,452          $   11,275             $    39,369
------------------------------------------------------------------------------------------------------------------------------------


Net expenses                                          $  118,598           $  464,487          $  353,985             $   765,032
------------------------------------------------------------------------------------------------------------------------------------


Net investment income                                 $1,831,943           $5,400,842          $4,136,832             $ 8,388,082
------------------------------------------------------------------------------------------------------------------------------------



Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost
       basis)                                         $  620,522           $1,505,418          $1,449,475             $ 3,440,718
    Financial futures contracts                         (265,977)            (680,515)           (493,314)              (1,648,96)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                     $  354,545           $  824,903          $  956,161             $ 1,791,750
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
    (depreciation) --
    Investments (identified cost basis)               $  691,789           $2,080,471          $1,654,309             $ 2,817,631
    Financial futures contracts                          (12,727)            (104,783)            (81,970)                112,744
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation)                                    $  679,062           $1,975,688          $1,572,339             $ 2,930,375
------------------------------------------------------------------------------------------------------------------------------------


Net realized and unrealized gain                      $1,033,607           $2,800,591          $2,528,500             $ 4,722,125
------------------------------------------------------------------------------------------------------------------------------------


Net increase in net assets from operations            $2,865,550           $8,201,433          $6,665,332             $13,110,207
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations


For the Year Ended August 31, 1998

                                                          Oregon            South Carolina         Tennessee             Virginia
                                                         Portfolio            Portfolio            Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
Interest                                                 $6,246,608           $3,042,537           $3,047,857           $ 9,013,940
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                  $6,246,608           $3,042,537           $3,047,857           $ 9,013,940
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee                                   $  419,629           $  154,671           $  161,125           $   647,387
Trustees fees and expenses                                    9,691                3,077                7,316                11,916
Custodian fee                                                55,385               32,919               40,090                94,759
Legal and accounting services                                22,716               22,187               20,717                23,398
Amortization of organization expenses                           848                1,388                1,084                 1,258
Miscellaneous                                                15,175               16,108                7,184                27,326
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                           $  523,444           $  230,350           $  237,516           $   806,044
------------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee                           $       --           $    6,924           $   11,162           $    31,170
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                 $       --           $    6,924           $   11,162           $    31,170
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                             $  523,444           $  223,426           $  226,354           $   774,874
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                    $5,723,164           $2,819,111           $2,821,503           $ 8,239,066
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost             $1,898,448           $1,166,828           $  814,847           $ 3,098,693
       basis)
    Financial futures contracts                            (327,438)               8,668             (351,492)            (1,061,43)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                        $1,571,010           $1,175,496           $  463,355           $ 2,037,263
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                  $1,487,017           $  554,107           $  955,175           $ 2,634,984
    Financial futures contracts                             (50,937)                  --              (57,473)             (161,882)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                    $1,436,080           $  554,107           $  897,702           $ 2,473,102
    (depreciation)
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain                         $3,007,090           $1,729,603           $1,361,057           $ 4,510,365
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations               $8,730,254           $4,548,714           $4,182,560           $12,749,431
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1998

                                                             Alabama           Arkansas            Georgia             Kentucky
Increase (Decrease) in Net Assets                           Portfolio          Portfolio           Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------------

From operations --
    Net investment income                                 $   5,095,243       $  3,100,264        $  4,801,322       $   6,375,114
    Net realized gain                                           286,744            521,968           1,210,267           1,448,862
    Net change in unrealized appreciation
        (depreciation)                                        1,494,649          1,138,587           1,131,581           1,384,902
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                $   6,876,636       $  4,760,819        $  7,143,170       $   9,208,878
------------------------------------------------------------------------------------------------------------------------------------

Capital transactions --
    Contributions                                         $   5,971,850       $  3,190,175        $  5,270,754       $   5,929,474
    Withdrawals                                             (20,427,780)       (14,381,768)        (20,324,717)        (25,613,276)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets  from capital
    transactions                                          $ (14,455,930)      $(11,191,593)       $(15,053,963)      $ (19,683,802)
------------------------------------------------------------------------------------------------------------------------------------


Net decrease in net assets                                $  (7,579,294)      $ (6,430,774)       $ (7,910,793)      $ (10,474,924)
------------------------------------------------------------------------------------------------------------------------------------



Net Assets
------------------------------------------------------------------------------------------------------------------------------------

At beginning of year                                      $ 102,355,997       $ 62,685,818        $ 95,162,067       $ 123,110,204
------------------------------------------------------------------------------------------------------------------------------------

At end of year                                            $  94,776,703       $ 56,255,044        $ 87,251,274       $ 112,635,280
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1998

                                                         Louisiana           Maryland           Missouri         North Carolina
Increase (Decrease) in Net Assets                        Portfolio          Portfolio           Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                               $ 1,831,943        $  5,400,842        $  4,136,832       $   8,388,082
    Net realized gain                                       354,545             824,903             956,161           1,791,750
    Net change in unrealized appreciation
        (depreciation)                                      679,062           1,975,688           1,572,339           2,930,375
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations              $ 2,865,550        $  8,201,433        $  6,665,332       $  13,110,207
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                       $ 5,706,360        $  8,581,280        $  4,493,837       $   9,214,460
    Withdrawals                                          (6,494,266)        (19,031,547)        (16,642,888)        (36,965,507)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                        $  (787,906)       $(10,450,267)       $(12,149,051)      $ (27,751,047)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                   $ 2,077,644        $ (2,248,834)       $ (5,483,719)      $ (14,640,840)
------------------------------------------------------------------------------------------------------------------------------------



Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                    $34,432,129        $107,401,087        $ 79,881,716       $ 167,570,964
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                          $36,509,773        $105,152,253        $ 74,397,997       $ 152,930,124
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1998

                                                     Oregon             South Carolina           Tennessee              Virginia
Increase (Decrease) in Net Assets                   Portfolio             Portfolio              Portfolio              Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                         $   5,723,164          $  2,819,111           $  2,821,503          $   8,239,066
    Net realized gain                                 1,571,010             1,175,496                463,355              2,037,263
    Net change in unrealized
        appreciation (depreciation)                   1,436,080               554,107                897,702              2,473,102
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations        $   8,730,254          $  4,548,714           $  4,182,560          $  12,749,431
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                 $   3,763,506          $  2,733,381           $  5,452,717          $   7,893,877
    Withdrawals                                     (22,431,429)          (11,134,947)           (10,088,250)           (31,043,370)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                  $ (18,667,923)         $ (8,401,566)          $ (4,635,533)         $ (23,149,493)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                        $  (9,937,669)         $ (3,852,852)          $   (452,973)         $ (10,400,062)
------------------------------------------------------------------------------------------------------------------------------------



Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                              $ 113,692,766          $ 53,969,925           $ 54,161,680          $ 161,657,532
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                    $ 103,755,097          $ 50,117,073           $ 53,708,707          $ 151,257,470
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended August 31, 1997

Increase (Decrease) in Net Assets                       Alabama              Arkansas             Georgia             Kentucky
                                                       Portfolio            Portfolio            Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------------

From operations --
    Net investment income                             $  5,801,367         $  3,707,520        $   5,659,411        $   7,114,833
    Net realized gain (loss)                                36,452             (196,863)             619,588              790,878
    Net change in unrealized appreciation
        (depreciation)                                   3,859,164            2,344,431            2,869,835            4,675,966
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations            $  9,696,983         $  5,855,088        $   9,148,834        $  12,581,677
------------------------------------------------------------------------------------------------------------------------------------

Capital transactions --
    Contributions                                     $  4,814,194         $  1,860,201        $   5,129,603        $   4,738,142
    Withdrawals                                        (20,698,730)         (19,132,688)         (28,090,665)         (27,227,068)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets  from capital
    transactions                                      $(15,884,536)        $(17,272,487)       $ (22,961,062)       $ (22,488,926)
------------------------------------------------------------------------------------------------------------------------------------


Net decrease in net assets                            $ (6,187,553)        $(11,417,399)       $ (13,812,228)       $  (9,907,249)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------

At beginning of year                                  $108,543,550         $ 74,103,217        $ 108,974,295        $ 133,017,453
------------------------------------------------------------------------------------------------------------------------------------

At end of year                                        $102,355,997         $ 62,685,818        $  95,162,067        $ 123,110,204
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended August 31, 1997

Increase (Decrease) in Net Assets                       Louisiana            Maryland            Missouri          North Carolina
                                                        Portfolio           Portfolio            Portfolio            Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                              $ 2,044,687         $  5,868,209         $  4,530,872        $   9,890,637
    Net realized gain                                       17,105              583,641               47,598            2,200,237
    Net change in unrealized appreciation
        (depreciation)                                   1,149,891            3,765,437            3,709,574            4,378,307
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations             $ 3,211,683         $ 10,217,287         $  8,288,044        $  16,469,181
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                      $ 2,993,205         $  6,463,344         $  2,387,301        $   5,496,793
    Withdrawals                                         (6,821,430)         (19,867,889)         (15,955,992)         (41,439,395)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                       $(3,828,225)        $(13,404,545)        $(13,568,691)       $ (35,942,602)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                             $  (616,542)        $ (3,187,258)        $ (5,280,647)       $ (19,473,421)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                   $35,048,671         $110,588,345         $ 85,162,363        $ 187,044,385
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                         $34,432,129         $107,401,087         $ 79,881,716        $ 167,570,964
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended August 31, 1997

                                                      Oregon            South Carolina          Tennessee             Virginia
Increase (Decrease) in Net Assets                    Portfolio            Portfolio             Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                          $   6,643,900         $  3,172,029          $  3,029,119         $   9,461,124
    Net realized gain (loss)                            (379,737)            (187,278)             (147,294)            1,844,132
    Net change in unrealized appreciation
        (depreciation)                                 3,337,142            2,182,137             2,422,406             4,117,767
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations         $   9,601,305         $  5,166,888          $  5,304,231         $  15,423,023
-----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                  $   5,759,540         $  2,536,482          $  3,539,000         $   7,439,212
    Withdrawals                                      (31,426,734)         (12,051,592)          (10,746,904)          (38,849,024)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                   $ (25,667,194)        $ (9,515,110)         $ (7,207,904)        $ (31,409,812)
-----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                         $ (16,065,889)        $ (4,348,222)         $ (1,903,673)        $ (15,986,789)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                               $ 129,758,655         $ 58,318,147          $ 56,065,353         $ 177,644,321
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                     $ 113,692,766         $ 53,969,925          $ 54,161,680         $ 161,657,532
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                 Alabama Portfolio
                                                     ---------------------------------------------------------------------
                                                                                    Year Ended
                                                     ---------------------------------------------------------------------
                                                                          August 31,                           Sept. 30,
                                                     ------------------------------------------------------  -------------
                                                      1998       1997       1996        1995     1994/(1)/     1993/(2)/
--------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets:+
--------------------------------------------------------------------------------------------------------------------------
Net expenses/(3)/                                     0.49%      0.50%       0.49%      0.47%      0.44%/(4)/   0.25%/(4)/
Net expenses after custodian fee reduction            0.47%      0.49%       0.45%        --         --           --
Net investment income                                 5.21%      5.47%       5.50%      5.77%      5.37%/(4)/   5.52%/(4)/
Portfolio Turnover                                      23%        23%         52%        51%        26%          10%
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)            $94,777   $102,356    $108,544   $118,486   $117,163      $83,628
--------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such action not been taken, the ratios would have been as follows:

Expenses/(3)/                                                                                                   0.35%/(4)/
Net investment income                                                                                           5.42%/(4)/
--------------------------------------------------------------------------------------------------------------------------

/(1)/ For the eleven month period ended August 31, 1994.
/(2)/ For the period from the start of business, February 1, 1993, to September
      30, 1993.
/(3)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Annualized.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                  Arkansas Portfolio
                                                                 ------------------------------------------------------
                                                                                      Year Ended
                                                                 ------------------------------------------------------
                                                                                      August 31,
                                                                 ------------------------------------------------------
                                                                 1998       1997      1996       1995       1994/(1)/
-----------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets:+
-----------------------------------------------------------------------------------------------------------------------
Net expenses/(2)/                                                0.44%      0.49%     0.48%      0.46%      0.24%/(3)/
Net expenses after custodian fee reduction                       0.43%      0.48%     0.46%        --         --
Net investment income                                            5.22%      5.40%     5.40%      5.69%      5.60%/(3)/
Portfolio Turnover                                                 13%        17%       11%        23%        16%
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                       $56,255    $62,686   $74,103    $81,535    $82,917
-----------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such action not been taken, the ratios would have been as follows:

Expenses/(2)/                                                                                               0.43%/(3)/
Net investment income                                                                                       5.41%/(3)/
-----------------------------------------------------------------------------------------------------------------------

/(1)/ For the period from the start of business, February 1, 1994, to August 31,
      1994.
/(2)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(3)/ Annualized.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                 Georgia Portfolio
                                                     -----------------------------------------------------------------------
                                                                                    Year Ended
                                                     -----------------------------------------------------------------------
                                                                           August 31,                            Sept. 30,
                                                     ------------------------------------------------------  ---------------
                                                       1998       1997       1996       1995      1994/(1)/     1993/(2)/
---------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets:
Expenses/(3)/                                         0.48%     0.49%       0.50%      0.46%       0.44%/(4)/    0.40%/(4)/
Expenses after custodian fee reduction                0.47%     0.47%       0.45%         --          --            --
Net investment income                                 5.29%     5.55%       5.59%      5.73%       5.37%/(4)/    5.37%/(4)/
Portfolio Turnover                                      19%       13%         21%        48%         45%           35%
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)             $87,251   $95,162    $108,974   $122,949    $137,724      $119,311
---------------------------------------------------------------------------------------------------------------------------

/(1)/ For the eleven month period ended August 31, 1994.
/(2)/ For the period from the start of business, February 1, 1993, to September
      30, 1993.
/(3)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Annualized.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                Kentucky Portfolio
                                                  -------------------------------------------------------------------------------
                                                                                    Year Ended
                                                  -------------------------------------------------------------------------------
                                                                              August 31,                               Sept. 30,
                                                  -----------------------------------------------------------------  ------------
                                                    1998         1997         1996          1995        1994/(1)/      1993/(2)/
---------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets:
----------------------------------------------------------------------------------------------------------------------------------
Expenses/(3)/                                        0.49%        0.51%         0.53%        0.49%         0.46%/(4)/   0.40%/(4)/
Expenses after custodian fee reduction               0.48%        0.48%         0.50%          --            --           --
Net investment income                                5.38%        5.56%         5.49%        5.75%         5.39%/(4)/   5.40%/(4)/
Portfolio Turnover                                     15%          28%           28%          30%           21%          11%
----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000's omitted)           $112,635     $123,110      $133,017     $145,269      $145,210     $117,936
----------------------------------------------------------------------------------------------------------------------------------

/(1)/ For the eleven month period ended August 31, 1994.

/(2)/ For the period from the start of business, February 1, 1993, to September
      30, 1993.

/(3)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

/(4)/ Annualized.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                   Louisiana Portfolio
                                                                 ------------------------------------------------------
                                                                                       Year Ended
                                                                 ------------------------------------------------------
                                                                                       August 31,
                                                                 ------------------------------------------------------
                                                                 1998       1997       1996       1995       1994/(1)/
-----------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets:+
-----------------------------------------------------------------------------------------------------------------------
Net expenses/(2)/                                                0.39%      0.40%      0.30%      0.22%      0.14%/(3)/
Net expenses after custodian fee reduction                       0.34%      0.38%      0.23%        --         --
Net investment income                                            5.25%      5.85%      5.90%      6.06%      5.86%/(3)/
Portfolio Turnover                                                 43%        27%        99%        46%        21%
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                       $36,510    $34,432    $35,049    $34,309    $31,423
-----------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such action not been taken, the ratios would have been as follows:

Expenses /(2)/                                                                         0.41%      0.33%      0.33%/(3)/
Expenses after custodian fee reduction                                                 0.35%        --         --
Net investment income                                                                  5.79%      5.95%      5.67%/(3)/
-----------------------------------------------------------------------------------------------------------------------

/(1)/ For the period from the start of business, February 1, 1994, to August 31,
      1994.
/(2)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(3)/ Annualized.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                              Maryland Portfolio
                                                    ------------------------------------------------------------------------
                                                                                  Year Ended
                                                    ------------------------------------------------------------------------
                                                                          August 31,                             Sept. 30,
                                                     -------------------------------------------------------  --------------
                                                     1998       1997       1996        1995       1994/(1)/       1993/(2)/
----------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets:+
----------------------------------------------------------------------------------------------------------------------------
Net expenses/(3)/                                    0.48%      0.48%      0.51%       0.47%      0.44%/(4)/      0.36%/(4)/
Net expenses after custodian fee reduction           0.44%      0.45%      0.48%         --         --              --
Net investment income                                5.11%      5.38%      5.50%       5.79%      5.44%/(4)/      5.41%/(4)/
Portfolio Turnover                                     30%        30%        33%         30%        41%             34%
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)           $105,152   $107,401   $110,588    $115,004   $117,856         $94,213
----------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such action not been taken, the ratios would have been as follows:

Expenses/(3)/                                                                                                     0.38%/(4)/
Net investment income                                                                                             5.39%/(4)/
---------------------------------------------------------------------------------------------------------------------------

/(1)/ For the eleven month period ended August 31, 1994.
/(2)/ For the period from the start of business, February 1, 1993, to September
      30, 1993.
/(3)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Annualized.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                  Missouri Portfolio
                                                         ------------------------------------------------------------------
                                                                                      Year Ended
                                                         ------------------------------------------------------------------
                                                                            August 31,                         Sept. 30,
                                                         -------------------------------------------------- ---------------
                                                         1998       1997      1996       1995     1994/(1)/    1993/(2)/
---------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets:
---------------------------------------------------------------------------------------------------------------------------
Expenses/(3)/                                            0.47%      0.47%     0.49%      0.48%     0.45%/(4)/    0.40%/(4)/
Expenses after custodian fee reduction                   0.45%      0.46%     0.47%        --        --            --
Net investment income                                    5.31%      5.52%     5.52%      5.76%     5.36%/(4)/    5.36%/(4)/
Portfolio Turnover                                         11%         5%       36%        24%       28%            6%
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)               $74,398    $79,882   $85,162    $93,162   $95,167       $75,273
---------------------------------------------------------------------------------------------------------------------------

/(1)/ For the eleven month period ended August 31, 1994.
/(2)/ For the period from the start of business, February 1, 1993, to September
      30, 1993.
/(3)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Annualized.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                              North Carolina Portfolio
                                                    ------------------------------------------------------------------------
                                                                                     Year Ended
                                                    ------------------------------------------------------------------------
                                                                         August 31,                             Sept. 30,
                                                    -----------------------------------------------------    ---------------
                                                     1998       1997       1996        1995    1994/(1)/        1993/(2)/
----------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets:
----------------------------------------------------------------------------------------------------------------------------
Expenses/(3)/                                        0.51%      0.52%       0.52%      0.48%       0.46%/(4)/     0.43%/(4)/
Expenses after custodian fee reduction               0.48%      0.50%       0.48%         --          --             --
Net investment income                                5.31%      5.53%       5.51%      5.78%       5.40%/(4)/     5.43%/(4)/
Portfolio Turnover                                     26%        42%         54%        33%         37%            21%
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)          $152,930   $167,571    $187,044   $195,179    $199,772       $172,534
----------------------------------------------------------------------------------------------------------------------------

/(1)/ For the eleven month period ended August 31, 1994.
/(2)/ For the period from the start of business, February 1, 1993, to September
      30, 1993.
/(3)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Annualized.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                Oregon Portfolio
                                                    --------------------------------------------------------------------
                                                                                   Year Ended
                                                    --------------------------------------------------------------------
                                                                         August 31,                          Sept. 30,
                                                    -----------------------------------------------------    -----------
                                                     1998       1997       1996        1995    1994/(1)/     1993/(2)/
------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets:
------------------------------------------------------------------------------------------------------------------------
Expenses/(3)/                                        0.48%      0.56%       0.50%      0.50%      0.46%/(4)/  0.43%/(4)/
Expenses after custodian fee reduction               0.48%      0.55%       0.47%         --        --          --
Net investment income                                5.28%      5.46%       5.37%      5.60%      5.26%/(4)/  5.30%/(4)/
Portfolio Turnover                                      9%        22%         28%        22%        15%         32%
------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)          $103,755   $113,693    $129,759   $146,391   $153,119    $127,497
----------------------------------------------------------------------------------------------------------------------

/(1)/ For the eleven month period ended August 31, 1994.
/(2)/ For the period from the start of business, February 1, 1993, to September
      30, 1993.
/(3)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Annualized.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                               South Carolina Portfolio
                                                                 -----------------------------------------------------
                                                                                      Year Ended
                                                                 -----------------------------------------------------
                                                                                      August 31,
                                                                 -----------------------------------------------------
                                                                 1998       1997      1996       1995     1994/(1)/
----------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets:
----------------------------------------------------------------------------------------------------------------------
Expenses/(2)/                                                    0.44%      0.51%     0.53%      0.44%      0.37%/(3)/
Expenses after custodian fee reduction                           0.43%      0.50%     0.51%        --         --
Net investment income                                            5.37%      5.59%     5.65%      5.81%      5.47%/(3)/
Portfolio Turnover                                                 21%         8%       36%        75%        23%
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                       $50,117    $53,970   $58,318    $61,412    $62,265
----------------------------------------------------------------------------------------------------------------------

/(1)/ For the period from the start of business, February 1, 1994, to August 31,
      1994.
/(2)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(3)/ Annualized.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                  Tennessee Portfolio
                                                         -----------------------------------------------------------------
                                                                                      Year Ended
                                                         -----------------------------------------------------------------
                                                                             August 31,                        Sept. 30,
                                                         --------------------------------------------------  -------------
                                                         1998       1997      1996       1995    1994/(1)/     1993/(2)/
--------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets:+
--------------------------------------------------------------------------------------------------------------------------
Net Expenses/(3)/                                        0.44%      0.43%     0.45%      0.41%     0.36%/(4)/   0.08%/(4)/
Net Expenses after custodian fee reduction               0.42%      0.42%     0.43%        --         --          --
Net investment income                                    5.20%      5.48%     5.52%      5.81%     5.49%/(4)/   5.60%/(4)/
Portfolio Turnover                                         21%         3%       39%        20%       10%          69%
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)               $53,709    $54,162   $56,065    $58,673   $56,496      $39,266
--------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such action not been taken, the ratios would have been as follows:

Expenses/(3)/                                                                                                   0.31%/(4)/
Net investment income                                                                                           5.37%/(4)/
--------------------------------------------------------------------------------------------------------------------------

/(1)/ For the eleven month period ended August 31, 1994.
/(2)/ For the period from the start of business, February 1, 1993, to September
      30, 1993.
/(3)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Annualized.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                Virginia Portfolio
                                                    -------------------------------------------------------------------------
                                                                                    Year Ended
                                                    -------------------------------------------------------------------------
                                                                          August 31,                              Sept. 30,
                                                    -------------------------------------------------------     -------------
                                                     1998       1997       1996        1995      1994/(1)/         1993/(2)/
-----------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets:
-----------------------------------------------------------------------------------------------------------------------------
Expenses/(3)/                                        0.52%      0.52%       0.51%      0.48%       0.46%/(4)/      0.43%/(4)/
Expenses after custodian fee reduction               0.50%      0.49%       0.48%        --          --              --
Net investment income                                5.27%      5.53%       5.55%      5.81%       5.49%/(4)/      5.49%/(4)/
Portfolio Turnover                                      8%        25%         30%        38%         48%             29%
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)          $151,257   $161,658    $177,644   $191,748    $194,519        $174,260
-----------------------------------------------------------------------------------------------------------------------------

/(1)/ For the eleven month period ended August 31, 1994.
/(2)/ For the period from the start of business, February 1, 1993, to September
      30, 1993.
/(3)/ The expense ratios for the year ended August 31, 1996, and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Annualized.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Alabama Municipals Portfolio (Alabama Portfolio), Arkansas Municipals Portfolio (Arkansas Portfolio), Georgia Municipals Portfolio (Georgia Portfolio), Kentucky Municipals Portfolio (Kentucky Portfolio), Louisiana Municipals Portfolio (Louisiana Portfolio), Maryland Municipals Portfolio (Maryland Portfolio), Missouri Municipals Portfolio (Missouri Portfolio), North Carolina Municipals Portfolio (North Carolina Portfolio), Oregon Municipals Portfolio (Oregon Portfolio), South Carolina Municipals Portfolio (South Carolina Portfolio), Tennessee Municipals Portfolio (Tennessee Portfolio) and Virginia Municipals Portfolio (Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for Federal income tax purposes.

   C Federal Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

   D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   F Options on Financial Futures Contracts -- Upon purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales

Eaton Vance Municipals Portfolios as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D

     proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

     G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

     H Other -- Investment transactions are accounted for on a trade date basis.

     I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce each Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

     J Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     2 Investment Adviser Fee and Other Transactions with Affiliates
     ---------------------------------------------------------------------------
     The investment adviser fee is earned by Boston Management and Research
     (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended August 31, 1998, the Portfolios paid advisory fees as follows:

     Portfolio                      Amount             Effective Rate*
     ----------------------------------------------------------------------
     Alabama                      $ 366,055                 0.37%
     Arkansas                       185,589                 0.31%
     Georgia                        333,875                 0.37%
     Kentucky                       470,058                 0.40%
     Louisiana                       78,185                 0.22%
     Maryland                       401,391                 0.38%
     Missouri                       272,984                 0.35%
     North Carolina                 655,565                 0.42%
     Oregon                         419,629                 0.39%
     South Carolina                 154,671                 0.29%
     Tennessee                      161,125                 0.30%
     Virginia                       647,387                 0.41%

     * Advisory fees paid as a percentage of average daily net assets.

     Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

     Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 1998, no significant amounts have been deferred.

     Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

Eaton Vance Municipals Portfolios as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D

3    Investments
     ---------------------------------------------------------------------------
     Purchases and sales of investments, other than U.S. Government securities, purchased options and short-term obligations, for the year ended August 31, 1998, were as follows:

     Alabama Portfolio
     ---------------------------------------------------------------------------
     Purchases                                                      $21,784,632
     Sales                                                           32,173,115

     Arkansas Portfolio
     ---------------------------------------------------------------------------
     Purchases                                                      $ 7,621,246
     Sales                                                           16,574,805

     Georgia Portfolio
     ---------------------------------------------------------------------------
     Purchases                                                      $17,164,501
     Sales                                                           27,720,456

     Kentucky Portfolio
     ---------------------------------------------------------------------------
     Purchases                                                      $18,137,971
     Sales                                                           35,627,636

     Louisiana Portfolio
     ---------------------------------------------------------------------------
     Purchases                                                      $15,255,613
     Sales                                                           14,927,613

     Maryland Portfolio
     ---------------------------------------------------------------------------
     Purchases                                                      $31,862,511
     Sales                                                           36,187,295

     Missouri Portfolio
     ---------------------------------------------------------------------------
     Purchases                                                      $ 8,449,775
     Sales                                                           18,846,885

     North Carolina Portfolio
     ---------------------------------------------------------------------------
     Purchases                                                      $40,027,788
     Sales                                                           60,615,562

     Oregon Portfolio
     ---------------------------------------------------------------------------
     Purchases                                                      $ 9,245,962
     Sales                                                           24,639,514

     South Carolina Portfolio
     ---------------------------------------------------------------------------
     Purchases                                                      $10,666,059
     Sales                                                           16,868,417

     Tennessee Portfolio
     ---------------------------------------------------------------------------
     Purchases                                                      $11,162,049
     Sales                                                           13,198,582

     Virginia Portfolio
     ---------------------------------------------------------------------------
     Purchases                                                      $11,615,157
     Sales                                                           31,360,371

4    Federal Income Tax Basis of Investments
     ---------------------------------------------------------------------------
     The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at August 31, 1998, as computed on a federal income tax basis, are as follows:

     Alabama Portfolio
     ---------------------------------------------------------------------------
     Aggregate Cost                                                $ 85,220,338
     ---------------------------------------------------------------------------
     Gross unrealized appreciation                                 $  8,198,632

     Gross unrealized depreciation                                       (1,890)
     ---------------------------------------------------------------------------

     Net unrealized appreciation                                   $  8,196,742
     ---------------------------------------------------------------------------

     Arkansas Portfolio
     ---------------------------------------------------------------------------
     Aggregate Cost                                                $ 51,057,516
     ---------------------------------------------------------------------------
     Gross unrealized appreciation                                 $  4,565,898

     Gross unrealized depreciation                                       (1,470)
     ---------------------------------------------------------------------------

     Net unrealized appreciation                                   $  4,564,428
     ---------------------------------------------------------------------------

     Georgia Portfolio
     ---------------------------------------------------------------------------
     Aggregate Cost                                                $ 78,904,810
     ---------------------------------------------------------------------------
     Gross unrealized appreciation                                 $  7,631,954

     Gross unrealized depreciation                                     (297,629)
     ---------------------------------------------------------------------------

     Net unrealized appreciation                                   $  7,334,325
     ---------------------------------------------------------------------------

     Kentucky Portfolio
     ---------------------------------------------------------------------------
     Aggregate Cost                                                $100,259,833
     ---------------------------------------------------------------------------
     Gross unrealized appreciation                                 $  9,532,622

     Gross unrealized depreciation                                         (831)
     ---------------------------------------------------------------------------

     Net unrealized appreciation                                   $  9,531,791
     ---------------------------------------------------------------------------

Eaton Vance Municipals Portfolios as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D

     Louisiana Portfolio
     ---------------------------------------------------------------------------
     Aggregate Cost                                                $ 33,307,126
     ---------------------------------------------------------------------------
     Gross unrealized appreciation                                 $  2,666,822
     Gross unrealized depreciation                                     (268,926)
     ---------------------------------------------------------------------------

     Net unrealized appreciation                                   $  2,397,896
     ---------------------------------------------------------------------------

     Maryland Portfolio
     ---------------------------------------------------------------------------
     Aggregate Cost                                                $ 98,601,792
     ---------------------------------------------------------------------------
     Gross unrealized appreciation                                 $  7,407,800
     Gross unrealized depreciation                                     (243,298)
     ---------------------------------------------------------------------------

     Net unrealized appreciation                                   $  7,164,502
     ---------------------------------------------------------------------------

     Missouri Portfolio
     ---------------------------------------------------------------------------
     Aggregate Cost                                                $ 64,892,579
     ---------------------------------------------------------------------------
     Gross unrealized appreciation                                 $  7,645,527
     Gross unrealized depreciation                                           --
     ---------------------------------------------------------------------------

     Net unrealized appreciation                                   $  7,645,527
     ---------------------------------------------------------------------------

     North Carolina Portfolio
     ---------------------------------------------------------------------------
     Aggregate Cost                                                $137,336,894
     ---------------------------------------------------------------------------
     Gross unrealized appreciation                                 $ 15,332,041
     Gross unrealized depreciation                                        (369)
     ---------------------------------------------------------------------------

     Net unrealized appreciation                                   $ 15,331,672
     ---------------------------------------------------------------------------

     Oregon Portfolio
     ---------------------------------------------------------------------------
     Aggregate Cost                                                $ 94,764,463
     ---------------------------------------------------------------------------
     Gross unrealized appreciation                                 $  7,875,817
     Gross unrealized depreciation                                          --
     ---------------------------------------------------------------------------

     Net unrealized appreciation                                   $  7,875,817
     ---------------------------------------------------------------------------

     South Carolina Portfolio
     ---------------------------------------------------------------------------
     Aggregate Cost                                                $ 45,182,640
     ---------------------------------------------------------------------------
     Gross unrealized appreciation                                 $  4,612,897
     Gross unrealized depreciation                                         (735)
     ---------------------------------------------------------------------------

     Net unrealized appreciation                                   $  4,612,162
     ---------------------------------------------------------------------------

     Tennessee Portfolio
     ---------------------------------------------------------------------------
     Aggregate Cost                                                $ 48,278,492
     ---------------------------------------------------------------------------
     Gross unrealized appreciation                                 $  4,255,549
     Gross unrealized depreciation                                           --
     ---------------------------------------------------------------------------

     Net unrealized appreciation                                   $  4,255,549
     ---------------------------------------------------------------------------

     Virginia Portfolio
     ---------------------------------------------------------------------------
     Aggregate Cost                                                $134,052,511
     ---------------------------------------------------------------------------
     Gross unrealized appreciation                                 $ 14,237,351
     Gross unrealized depreciation                                       (1,368)
     ---------------------------------------------------------------------------

     Net unrealized appreciation                                   $ 14,235,983
     ---------------------------------------------------------------------------

5    Line of Credit
     ---------------------------------------------------------------------------
     The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the portfolios or funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds effective rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At August 31, 1998, the Arkansas Portfolio, Oregon Portfolio and South Carolina Portfolio had balances outstanding pursuant to this line of credit of $194,000, $186,000 and $344,000 respectively. The Portfolios did not have any significant borrowings or allocated fees during the year ended August 31, 1998.

Eaton Vance Municipals Portfolios as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Financial Instruments
   -----------------------------------------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at August 31, 1998, is as follows:

                Futures
                Contracts                                        Net Unrealized
                Expiration                                        Appreciation
     Portfolio  Date       Contracts                 Position    (Depreciation)
    ----------------------------------------------------------------------------
     Alabama     9/98      13 U.S. Treasury Bonds       Short        $  (43,140)
    ----------------------------------------------------------------------------
     Arkansas    9/98       7 U.S. Treasury Bonds       Short        $  (40,948)
                 12/98      7 U.S. Treasury Bonds       Short        $   (4,421)
    ----------------------------------------------------------------------------
     Georgia     9/98      24 U.S. Treasury Bonds       Short        $ (136,956)
    ----------------------------------------------------------------------------
     Kentucky    9/98      30 U.S. Treasury Bonds       Short        $ (171,430)
    ----------------------------------------------------------------------------
     Louisiana   9/98       6 U.S. Treasury Bonds       Short        $  (33,128)
    ----------------------------------------------------------------------------
     Maryland    9/98      13 U.S. Treasury Bonds       Short        $  (76,046)
                 12/98     13 U.S. Treasury Bonds       Short        $   (8,210)
    ----------------------------------------------------------------------------
     Missouri    9/98      20 U.S. Treasury Bonds       Short        $ (114,183)
    ----------------------------------------------------------------------------
     Tennessee   9/98      14 U.S. Treasury Bonds       Short        $  (80,022)
    ----------------------------------------------------------------------------
     Virginia    9/98      20 U.S. Treasury Bonds       Short        $ (116,995)
                 12/98     20 U.S. Treasury Bonds       Short        $  (12,630)
    ----------------------------------------------------------------------------

    At August 31, 1998, the Portfolios had sufficient cash and/or securities segregated to cover margin requirements on open futures contracts.

Eaton Vance Municipals Portfolios as of August 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and Investors of Alabama Municipals Portfolio, Arkansas Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Louisiana Municipals Portfolio, Maryland Municipals Portfolio, Missouri Municipals Portfolio, North Carolina Municipals Portfolio, Oregon Municipals Portfolio, South Carolina Municipals Portfolio, Tennessee Municipals Portfolio and Virginia Municipals Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alabama Municipals Portfolio, Arkansas Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Louisiana Municipals Portfolio, Maryland Municipals Portfolio, Missouri Municipals Portfolio, North Carolina Municipals Portfolio, Oregon Municipals Portfolio, South Carolina Municipals Portfolio, Tennessee Municipals Portfolio and Virginia Municipals Portfolio (the Portfolios) as of August 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1998 and 1997, and supplementary data for each of the years in the four year period ended August 31, 1998, the period ended August 31, 1994, and for the period from the start of business February 1, 1993, to September 30, 1993. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the aforementioned Portfolios at August 31, 1998, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.


                                       DELOITTE & TOUCHE LLP
                                       Boston, Massachusetts
                                       October 2, 1998

Eaton Vance Municipals Funds as of August 31, 1998

INVESTMENT MANAGEMENT


Eaton Vance Municipals Funds

Officers
Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees
Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer, United Asset Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Municipals Portfolios

Officers
Thomas J. Fetter
President and Portfolio
Manager of South Carolina
Municipals Portfolio

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice President and Portfolio Manager of Alabama Municipals Portfolio

Robert B. MacIntosh
Vice President and Portfolio Manager of Louisiana and North Carolina Municipals Portfolios

Timothy T. Browse
Vice President and Portfolio Manager of Arkansas, Maryland and Virginia Municipals Portfolios

Cynthia J. Clemson
Vice President and Portfolio Manager of Georgia, Kentucky, Missouri, and Tennessee Municipals Portfolios

Thomas M. Metzold
Vice President and Portfolio Manager of Oregon Municipals Portfolio

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees
Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer, United Asset Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

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

Portfolio Investment Advisor
Boston Management and Research
24 Federal Street
Boston, MA 02110

Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box  5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



Eaton Vance Municipals Trust
24 Federal Street
Boston, MA 02110


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                                                               12 MUNISRC. 10/98